OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2013
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2012 through March 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                        Pioneer Strategic
                        Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | March 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A        PSRAX
                        Class B        PSRBX
                        Class C        PSRCX
                        Class K        STRKX*
                        Class R        STIRX
                        Class Y        STRYX
                        Class Z        STIZX

                        * Share Class was first publicly offered on December
                          20, 2012.

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                         106

Notes to Financial Statements                                                117

Approval of Investment Advisory Agreement                                    130

Trustees, Officers and Service Providers                                     134

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*    Dividends are not guaranteed.

2 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 3

Portfolio Management Discussion | 3/31/13

Credit-sensitive, non-government bonds produced healthy returns during the six months ended March 31, 2013, as investors gained confidence in the prospects for continuing growth in the global economy. In the following interview, Kenneth
J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund over the six-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Fund, supported by Mr. Feltus, a senior vice president and portfolio manager at Pioneer, and Mr. Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the six months ended March 31, 2013?

A Pioneer Strategic Income Fund's Class A shares returned 3.74% at net asset value during the six months ended March 31, 2013, while the Fund's benchmark, the Barclays U.S. Universal Index (the Barclays Index), returned 0.65%. During the same six-month period, the average return of the 265 mutual funds in Lipper's Multi-Sector Income Funds category was 3.35%.

Q How would you describe the investment environment for fixed-income investors during the six months ended March 31, 2013?

A The last six months proved to be a positive period for investing in credit-sensitive securities. Virtually all "spread products," which are fixed-income securities offering a yield advantage, or spread, over U.S. Treasuries, fared well during the period; the lone exception being U.S. government-agency mortgages. The rally in credit, which persisted for most of the six-month period, was triggered initially by statements from the European Central Bank's (ECB's) new leader, who declared that the ECB would do "whatever it takes" to protect the European Union and the euro currency. Shortly after that, the U.S. Federal Reserve Board (the Fed) announced its third round of quantitative easing, aimed at encouraging lower interest rates through the purchasing of agency mortgage-backed securities and U.S. Treasuries in the open market. The news of these measures buoyed the credit markets, and then the resurgence picked up even more momentum in the fourth quarter of 2012 when signs of economic strengthening appeared in China, where a new government took office and announced pro-growth policies.

     Global economic data was somewhat mixed during the first quarter of 2013, the final three months of the period, but the markets reacted favorably when elections in Japan brought a new national government that favors

4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 more stimulative economic policies. The government's reforms included a more accommodative monetary policy put forth by the Bank of Japan, to which a new president was appointed.

     In the United States, meanwhile, progress in the manufacturing and housing sectors strengthened the market's confidence. While investors did worry about how political disagreements in Washington over fiscal policy could affect the nation's economy, temporary measures agreed upon by Congress and the President calmed fears enough to allow the rally in credit-sensitive securities to continue through the end of the period. Investors appeared to take comfort from signs of increased austerity by the U.S. government at a time when the private sector seemed to be strengthening.

Q What were your principal investment strategies during the six months ended March 31, 2013, and how did the strategies affect the Fund's performance?

A We emphasized credit-sensitive debt in the portfolio throughout the six-month period, and overweight positions in both high-yield and investment-grade credit helped to drive the Fund's solid returns relative to the benchmark Barclays Index. Investments in high-yield corporate bonds produced the best results for the Fund, followed by returns from floating-rate bank loans and investment-grade corporate bonds. The portfolio's exposure to non-government-agency mortgages also helped, as did an underweighting of government-agency mortgages. Government mortgage-backed securities had begun the period at relatively strong price levels, but rising mortgage pre-payments eroded their values. We also underweighted the Fund to U.S. Treasuries, which underperformed during the period because they were selling at high prices and offering historically low yields. In addition, the Fund's performance was supported by exposures to emerging market corporate debt and to the currencies (pesos) of both Mexico and the Philippines. The currencies strengthened after we initiated the Fund's positions during the period. As of March 31, 2013, approximately 10% of the Fund's net assets were invested in non-U.S. dollar currencies.

     Throughout the six-month period, we maintained a very diversified* portfolio, with an emphasis on the credit sectors. At the end of the period, investments in U.S. investment-grade corporates, emerging market debt, bank loans, international investment-grade securities and U.S. high-yield corporates combined to represent roughly 60% of the portfolio's assets. U.S. investment-grade and high-yield corporates, emerging market debt and bank loans were among the Fund's top individual sector allocations. The Fund also had smaller allocations to commercial non-agency mortgages,

* Diversification does not assure a profit nor protect against loss in a declining market.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 5 asset-backed securities and convertible bonds. On March 31, 2013, the portfolio's effective duration was 4.23 years. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.)

     We did use some derivative securities in our investment strategy for the Fund during the period, employing futures contracts to adjust the portfolio's duration and yield-curve positioning, and some credit default swaps to manage asset flows in the Fund. The derivatives did not have a material effect on the Fund's performance during the six-month period.

Q Which investments had the greatest effects on the Fund's results during the six months ended March 31, 2013?

A Performance during the period received a boost from the Fund's investments in the foreign markets. In particular, the Fund's positions in government bonds of both Ireland and Italy supported results. We had invested the portfolio in the Irish and Italian bonds because we thought their prices had fallen below their underlying values due to the market's worries about Europe's debt problems. Domestically, we overweighted the Fund to corporate bonds issued by financial companies, and those holdings performed well after the market recognized that many financial companies have increased their capital and strengthened their balance sheets. Within financials, the Fund's holdings of bonds issued by investment bank Goldman Sachs and diversified financials firm Bank of America were among the better performers during the period. Holding the debt of health benefits administrator WellPoint also aided Fund performance during the period, as did owning the convertible bond of General Cable. We had invested the portfolio in select convertible securities whenever we saw opportunities to participate in the potential rise in the stock prices of financially strong companies.

     On the negative side, the Fund did own one disappointing convertible position during the period, when the security of semiconductor giant Intel underperformed due to a slump in the market for personal computers. Other investments that detracted from the Fund's benchmark-relative results during the six-month period included the debt of Homex, a Mexican homebuilder that could be negatively affected by new government housing regulations, and of China Fishery, whose bonds declined in value as investors worried about the credibility of the company's management.

Q    What is your investment outlook?

A We believe that overall economic growth will continue to be modest, which should allow the Fed as well as other major central banks to continue their accommodative, low-interest-rate policies. In the U.S., we anticipate that the

6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

     Fed will continue its policy of quantitative easing. To be sure, values in the fixed-income market are not overly attractive at present, as yields have fallen and prices have risen in virtually all sectors. Yields on U.S. Treasury securities, in particular, currently are in negative territory after taking inflation into consideration (known as "real" yields). In addition, Treasury prices appear high. In this environment, we believe it likely that securities with some credit risk will continue to outperform Treasuries. In addition, some emerging market currencies look appealing.

     Going forward, we think individual security selection is likely to become an even more important factor in achieving solid performance in the fixed-income market. We believe that should play to our strengths, as we always place great emphasis on the analysis of the business fundamentals and credit-worthiness of individual companies before deciding to invest the Fund's assets.

Please refer to the Schedule of Investments on pages 20-105 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may invest in mortgage-backed securities, which during times of fluctu-ating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 7

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Portfolio Summary | 3/31/13

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                     27.2%
BB                                                      20.6%
B                                                       14.4%
AAA                                                     12.6%
A                                                       10.5%
AA                                                       6.0%
Not Rated                                                6.0%
CCC                                                      1.9%
Cash Equivalent                                          0.8%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                    24.4%
International Corporate Bonds                           20.0%
Senior Secured Loans                                    13.2%
Collateralized Mortgage Obligations                     10.8%
Foreign Government Bonds                                 8.4%
Municipal Bonds                                          5.9%
Asset Backed Securities                                  4.7%
Convertible Corporate Bonds                              4.7%
U.S. Government Securities                               4.1%
U.S. Preferred Stocks                                    1.5%
Temporary Cash Investment                                1.2%
Convertible Preferred Stocks                             0.5%
Warrants                                                 0.5%
U.S. Common Stocks                                       0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. Noranda Aluminum Acquisition Corp., Floating Rate Note, 5/15/15        7.27%
--------------------------------------------------------------------------------
 2. Philippine Government Bond, 5.875%, 3/1/32                             0.60
--------------------------------------------------------------------------------
 3. Canada Housing Trust No 1, 3.75%, 3/15/20 (144A)                       0.54
--------------------------------------------------------------------------------
 4. U.S. Treasury Bonds, 4.375%, 11/15/39                                  0.41
--------------------------------------------------------------------------------
 5. International Bank for Reconstruction & Development, 3.25%, 4/14/14    0.40
--------------------------------------------------------------------------------
 6. WellPoint, Inc., 2.75%, 10/15/42 (144A)                                0.38
--------------------------------------------------------------------------------
 7. Indonesia Treasury Bond, 8.25%, 6/15/32                                0.38
--------------------------------------------------------------------------------
 8. USI Insurance Services LLC, Initial Term Loan, 11/29/19                0.38
--------------------------------------------------------------------------------
 9. BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                           0.37
--------------------------------------------------------------------------------
10. JPMorgan Chase & Co., Floating Rate Note, 4/29/49 (Perpetual)          0.37
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 9

Prices and Distributions | 3/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      3/31/13                          9/30/12
--------------------------------------------------------------------------------
           A                         $11.36                           $11.21
--------------------------------------------------------------------------------
           B                         $11.20                           $11.06
--------------------------------------------------------------------------------
           C                         $11.12                           $10.98
--------------------------------------------------------------------------------
           K*                        $11.37                           $   --
--------------------------------------------------------------------------------
           R                         $11.54                           $11.39
--------------------------------------------------------------------------------
           Y                         $11.36                           $11.22
--------------------------------------------------------------------------------
           Z                         $11.35                           $11.20
--------------------------------------------------------------------------------

Distributions per Share: 10/1/12-3/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.2659            $  --                  $  --
--------------------------------------------------------------------------------
           B             $0.2133            $  --                  $  --
--------------------------------------------------------------------------------
           C             $0.2222            $  --                  $  --
--------------------------------------------------------------------------------
           K             $0.1710            $  --                  $  --
--------------------------------------------------------------------------------
           R             $0.2500            $  --                  $  --
--------------------------------------------------------------------------------
           Y             $0.2837            $  --                  $  --
--------------------------------------------------------------------------------
           Z             $0.2775            $  --                  $  --
--------------------------------------------------------------------------------

The Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-17.


*    Class K shares were first publicly offered on December 20, 2012.

10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Performance Update | 3/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            Net Asset          Public Offering
Period                      Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years                    8.18%              7.68%
5 Years                     8.38               7.39
1 Year                      8.84               3.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Strategic  Barclays U.S.
                            Income Fund        Universal Index
3/31/2003                   $  9,550           $  10,000
3/31/2004                   $ 11,152           $  10,673
3/31/2005                   $ 11,924           $  10,850
3/31/2006                   $ 12,413           $  11,169
3/31/2007                   $ 13,351           $  11,953
3/31/2008                   $ 14,016           $  12,738
3/31/2009                   $ 12,587           $  12,879
3/31/2010                   $ 16,715           $  14,217
3/31/2011                   $ 18,373           $  15,031
3/31/2012                   $ 19,256           $  16,172
3/31/2013                   $ 20,958           $  16,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 11

Performance Update | 3/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                 If
Period                      Held               Redeemed
--------------------------------------------------------------------------------
10 Years                    7.34%              7.34%
5 Years                     7.52               7.52
1 Year                      7.95               3.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Strategic  Barclays U.S.
                            Income Fund        Universal Index
3/31/2003                   $ 10,000           $  10,000
3/31/2004                   $ 11,590           $  10,673
3/31/2005                   $ 12,301           $  10,850
3/31/2006                   $ 12,705           $  11,169
3/31/2007                   $ 13,551           $  11,953
3/31/2008                   $ 14,125           $  12,738
3/31/2009                   $ 12,578           $  12,879
3/31/2010                   $ 16,583           $  14,217
3/31/2011                   $ 18,096           $  15,031
3/31/2012                   $ 18,804           $  16,172
3/31/2013                   $ 20,299           $  16,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Performance Update | 3/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                 If
Period                      Held               Redeemed
--------------------------------------------------------------------------------
10 Years                    7.41%              7.41%
5 Years                     7.63               7.63
1 Year                      8.08               8.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Strategic  Barclays U.S.
                            Income Fund        Universal Index
3/31/2003                   $ 10,000           $  10,000
3/31/2004                   $ 11,572           $  10,673
3/31/2005                   $ 12,292           $  10,850
3/31/2006                   $ 12,715           $  11,169
3/31/2007                   $ 13,560           $  11,953
3/31/2008                   $ 14,144           $  12,738
3/31/2009                   $ 12,606           $  12,879
3/31/2010                   $ 16,622           $  14,217
3/31/2011                   $ 18,162           $  15,031
3/31/2012                   $ 18,904           $  16,172
3/31/2013                   $ 20,431           $  16,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 13

Performance Update | 3/31/13                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                 If
Period                      Held               Redeemed
--------------------------------------------------------------------------------
10 Years                    8.20%              8.20%
5 Years                     8.42               8.42
1 Year                      9.05               9.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Strategic  Barclays U.S.
                            Income Fund        Universal Index
3/31/2003                   $ 10,000           $  10,000
3/31/2004                   $ 11,682           $  10,673
3/31/2005                   $ 12,492           $  10,850
3/31/2006                   $ 13,004           $  11,169
3/31/2007                   $ 13,986           $  11,953
3/31/2008                   $ 14,683           $  12,738
3/31/2009                   $ 13,186           $  12,879
3/31/2010                   $ 17,510           $  14,217
3/31/2011                   $ 19,247           $  15,031
3/31/2012                   $ 20,172           $  16,172
3/31/2013                   $ 21,997           $  16,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Performance Update | 3/31/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                 If
Period                      Held               Redeemed
--------------------------------------------------------------------------------
10 Years                    7.99%              7.99%
5 Years                     8.06               8.06
1 Year                      8.50               8.50
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.44%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Strategic  Barclays U.S.
                            Income Fund        Universal Index
3/31/2003                   $ 10,000           $  10,000
3/31/2004                   $ 11,739           $  10,673
3/31/2005                   $ 12,514           $  10,850
3/31/2006                   $ 13,007           $  11,169
3/31/2007                   $ 13,964           $  11,953
3/31/2008                   $ 14,639           $  12,738
3/31/2009                   $ 13,101           $  12,879
3/31/2010                   $ 17,355           $  14,217
3/31/2011                   $ 19,040           $  15,031
3/31/2012                   $ 19,882           $  16,172
3/31/2013                   $ 21,572           $  16,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 15

Performance Update | 3/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Strategic Income Fund, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                 If
Period                      Held               Redeemed
--------------------------------------------------------------------------------
10 Years                    8.52%              8.52%
5 Years                     8.73               8.73
1 Year                      9.19               9.19
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                            Pioneer Strategic  Barclays U.S.
                            Income Fund        Universal Index
3/31/2003                   $   5,000,000      $  5,000,000
3/31/2004                   $   5,841,104      $  5,336,508
3/31/2005                   $   6,263,376      $  5,425,072
3/31/2006                   $   6,553,974      $  5,584,628
3/31/2007                   $   7,064,047      $  5,976,664
3/31/2008                   $   7,454,998      $  6,369,228
3/31/2009                   $   6,720,844      $  6,439,517
3/31/2010                   $   8,952,225      $  7,108,316
3/31/2011                   $   9,877,639      $  7,515,639
3/31/2012                   $  10,376,882      $  8,086,209
3/31/2013                   $  11,330,112      $  8,467,701

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Performance Update | 3/31/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                 If
Period                      Held               Redeemed
--------------------------------------------------------------------------------
10 Years                    8.36%              8.36%
5 Years                     8.63               8.63
1 Year                      9.06               9.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Strategic  Barclays U.S.
                            Income Fund        Universal Index
3/31/2003                   $ 10,000           $  10,000
3/31/2004                   $ 11,682           $  10,673
3/31/2005                   $ 12,492           $  10,850
3/31/2006                   $ 13,004           $  11,169
3/31/2007                   $ 13,986           $  11,953
3/31/2008                   $ 14,759           $  12,738
3/31/2009                   $ 13,297           $  12,879
3/31/2010                   $ 17,669           $  14,217
3/31/2011                   $ 19,481           $  15,031
3/31/2012                   $ 20,474           $  16,172
3/31/2013                   $ 22,329           $  16,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2012, through March 31, 2013.

-------------------------------------------------------------------------------------------------------------------------
Share Class                          A            B            C            K            R            Y           Z
-------------------------------------------------------------------------------------------------------------------------
Beginning Account                $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 10/1/12**
-------------------------------------------------------------------------------------------------------------------------
Ending Account                   $1,037.40    $1,032.20    $1,033.30    $1,021.40    $1,035.40    $1,038.10    $1,038.50
Value (after expenses)
on 3/31/13
-------------------------------------------------------------------------------------------------------------------------
Expenses Paid                    $    5.08    $    9.32    $    8.72    $    1.89    $    6.70    $    3.66    $    3.96
During Period*
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.84%, 1.72%, 0.67%, 1.32%, 0.72%, 0.78% for Class A, Class B, Class C,
     Class K, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (102/365 for Class K shares) (to reflect the one-half year period).

**   Class K shares were first publicly offered on December 20, 2012.

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2012, through March 31, 2013.

-------------------------------------------------------------------------------------------------------------------------
Share Class                          A            B            C           K            R            Y            Z
-------------------------------------------------------------------------------------------------------------------------
Beginning Account                $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 10/1/12**
-------------------------------------------------------------------------------------------------------------------------
Ending Account                   $1,019.95    $1,015.76    $1,016.36    $1,012.10    $1,018.35    $1,021.34    $1,021.04
Value (after expenses)
on 3/31/13
-------------------------------------------------------------------------------------------------------------------------
Expenses Paid                    $    5.04    $    9.25    $    8.65    $    1.88    $    6.64    $    3.63    $    3.93
During Period*
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.84%, 1.72%, 0.67%, 1.32%, 0.72%, 0.78% for Class A, Class B, Class C,
     Class K, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (102/365 for Class K shares) (to reflect the one-half year period).

**   Class K shares were first publicly offered on December 20, 2012.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 19

Schedule of Investments | 3/31/13 (unaudited)

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE CORPORATE BONDS -- 4.7%
                                                 ENERGY -- 0.5%
                                                 Oil & Gas Exploration &
                                                 Production -- 0.3%
          4,600,000                   BB-/Ba3    Chesapeake Energy Corp., 2.25%,
                                                 12/15/38                                     $     4,082,500
          1,435,000                   BB-/Ba3    Chesapeake Energy Corp., 2.5%,
                                                 5/15/37                                            1,374,909
         17,590,000                     NR/NR    Cobalt International Energy, Inc.,
                                                 2.625%, 12/1/19                                   19,645,831
                                                                                              ---------------
                                                                                              $    25,103,240
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- 0.0%+
          1,700,000                     NR/NR    Golar LNG, Ltd., 3.75%, 3/7/17               $     1,716,320
-------------------------------------------------------------------------------------------------------------
                                                 Coal & Consumable Fuels -- 0.2%
         10,676,000                     B+/NR    Alpha Appalachia Holdings, Inc.,
                                                 3.25%, 8/1/15                                $    10,275,650
         11,070,000                     CC/B2    James River Coal Co., 3.125%,
                                                 3/15/18                                            2,214,000
                                                                                              ---------------
                                                                                              $    12,489,650
                                                                                              ---------------
                                                 Total Energy                                 $    39,309,210
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 0.2%
                                                 Diversified Metals & Mining -- 0.2%
         11,900,000                     BB/NR    Vedanta Resources Jersey, Ltd., 5.5%,
                                                 7/13/16                                      $    12,090,400
-------------------------------------------------------------------------------------------------------------
                                                 Forest Products -- 0.0%+
          5,015,000                     NR/WR    Sino-Forest Corp., 5.0%, 8/1/13              $        25,075
                                                                                              ---------------
                                                 Total Materials                              $    12,115,475
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.3%
                                                 Electrical Components &
                                                 Equipment -- 0.2%
         13,776,000                      B/B2    General Cable Corp., 4.5%,
                                                 11/15/29 (Step)                              $    17,185,560
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery &
                                                 Heavy Trucks -- 0.1%
          4,925,000                     NR/NR    Greenbrier Companies, Inc., 3.5%,
                                                 4/1/18                                       $     4,928,078
                                                                                              ---------------
                                                 Total Capital Goods                          $    22,113,638
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES & APPAREL -- 0.1%
                                                 Homebuilding -- 0.1%
          7,375,000                      B/B2    KB Home, Inc., 1.375%, 2/1/19                $     8,107,891
                                                                                              ---------------
                                                 Total Consumer Durables & Apparel            $     8,107,891
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 1.1%
                                                 Health Care Equipment -- 0.7%
            265,000                     B+/NR    Hologic, Inc., 2.0%,
                                                 12/15/37 (Step)                              $       265,994
         12,092,000                     B+/NR    Hologic, Inc., 2.0%,
                                                 12/15/37 (Step)                                   14,601,090
         13,000,000                     B+/NR    Hologic, Inc., 2.0%, 3/1/42 (Step)                13,617,500
         20,755,000                     NR/NR    NuVasive, Inc., 2.75%, 7/1/17                     20,184,238
                                                                                              ---------------
                                                                                              $    48,668,822
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 0.0%+
          2,080,000                     B+/B2    Omnicare, Inc., 3.25%, 12/15/35              $     2,077,400
-------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.4%
         25,045,000                     A-/NR    WellPoint, Inc., 2.75%,
                                                 10/15/42 (144A)                              $    27,361,662
                                                                                              ---------------
                                                 Total Health Care
                                                 Equipment & Services                         $    78,107,884
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS, BIOTECHNOLOGY
                                                 & LIFE SCIENCES -- 0.3%
                                                 Biotechnology -- 0.2%
          3,750,000                     NR/NR    Cubist Pharmaceuticals, Inc.,
                                                 2.5%, 11/1/17                                $     6,396,094
          6,860,000                     NR/NR    PDL BioPharma, Inc., 3.75%,
                                                 5/1/15                                             8,214,850
                                                                                              ---------------
                                                                                              $    14,610,944
-------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 0.1%
          7,030,000                     NR/NR    Salix Pharmaceuticals, Ltd., 1.5%,
                                                 3/15/19 (144A)                               $     7,456,194
                                                                                              ---------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences                $    22,067,138
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.1%
                                                 Property & Casualty Insurance -- 0.1%
          4,840,000                 BBB-/Baa3    Fidelity National Financial, Inc.,
                                                 4.25%, 8/15/18                               $     6,527,950
                                                                                              ---------------
                                                 Total Insurance                              $     6,527,950
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.4%
                                                 Internet Software & Services -- 0.1%
          5,145,000                     NR/NR    WebMD Health Corp., 2.25%,
                                                 3/31/16                                      $     5,042,100
          2,430,000                     NR/NR    WebMD Health Corp., 2.5%,
                                                 1/31/18                                            2,235,600
                                                                                              ---------------
                                                                                              $     7,277,700
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 21

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Application Software -- 0.3%
         11,918,000                     NR/NR    Mentor Graphics Corp., 4.0%,
                                                 4/1/31                                       $    13,996,201
          9,565,000                    BB-/NR    Nuance Communications, Inc.,
                                                 2.75%, 11/1/31                                     9,881,841
                                                                                              ---------------
                                                                                              $    23,878,042
                                                                                              ---------------
                                                 Total Software & Services                    $    31,155,742
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE
                                                 & EQUIPMENT -- 0.5%
                                                 Computer Storage &
                                                 Peripherals -- 0.3%
         17,325,000                     BB/NR    SanDisk Corp., 1.5%, 8/15/17                 $    22,327,594
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.2%
         13,410,000                    BB+/NR    Vishay Intertechnology, Inc., 2.25%,
                                                 5/15/41 (144A)                               $    12,303,675
                                                                                              ---------------
                                                 Total Technology
                                                 Hardware & Equipment                         $    34,631,269
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS & SEMICONDUCTOR
                                                 EQUIPMENT -- 1.2%
                                                 Semiconductor Equipment -- 0.5%
         12,606,000                 BBB-/Baa1    Lam Research Corp., 1.25%,
                                                 5/15/18                                      $    13,449,026
         17,680,000                   BBB-/NR    Novellus Systems, Inc., 2.625%,
                                                 5/15/41                                           24,055,850
                                                                                              ---------------
                                                                                              $    37,504,876
-------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.7%
         24,862,000                     A-/NR    Intel Corp., 2.95%, 12/15/35                 $    26,384,798
          4,807,000                     A-/A2    Intel Corp., 3.25%, 8/1/39                         5,786,426
          3,315,000                     NR/NR    JA Solar Holdings Co., Ltd.,
                                                 4.5%, 5/15/13                                      3,190,688
          1,255,000                    BB+/NR    ON Semiconductor Corp.,
                                                 2.625%, 12/15/26                                   1,422,072
          1,399,000                     NR/NR    SunPower Corp., 4.75%, 4/15/14                     1,399,000
         10,750,000                   BBB-/NR    Xilinx, Inc., 3.125%, 3/15/37                     14,411,719
                                                                                              ---------------
                                                                                              $    52,594,703
                                                                                              ---------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                      $    90,099,579
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                                 (Cost $314,100,791)                          $   344,235,776
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
                      Floating    S&P/Moody's
 Shares               Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------

                                                 PREFERRED STOCKS -- 1.5%
                                                 ENERGY -- 0.1%
                                                 Oil & Gas Storage &
                                                 Transportation -- 0.1%
            280,950       7.62         B+/Ba2    NuStar Logistics LP, Floating Rate
                                                 Note, 1/15/43                                $     7,561,067
                                                                                              ---------------
                                                 Total Energy                                 $     7,561,067
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.4%
                                                 Diversified Banks -- 0.3%
            234,750       6.50        A-/Baa1    US Bancorp, Floating Rate Note
                                                 (Perpetual)                                  $     7,009,635
            475,000       6.00        A-/Baa1    US Bancorp, Floating Rate Note
                                                 (Perpetual)                                       13,224,000
                                                                                              ---------------
                                                                                              $    20,233,635
-------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 0.1%
             87,500       6.25          A-/NR    CoBank ACB, Floating Rate Note
                                                 (Perpetual) (144A)                           $     9,343,364
                                                                                              ---------------
                                                 Total Banks                                  $    29,576,999
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.6%
                                                 Other Diversified Financial
                                                 Services -- 0.6%
            919,550       7.88         BB/Ba2    Citigroup Capital XIII, Floating Rate
                                                 Note, 10/30/40                               $    26,289,934
            465,150       8.12        CCC+/B3    GMAC Capital Trust I, Floating Rate
                                                 Note, 2/15/40                                     12,652,080
                                                                                              ---------------
                                                                                              $    38,942,014
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.0%+
              1,900                   CCC+/B3    Ally Financial, Inc., 7.0%, 12/31/99
                                                 (Perpetual) (144A)                           $     1,879,100
                                                                                              ---------------
                                                 Total Diversified Financials                 $    40,821,114
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.2%
                                                 Property & Casualty
                                                 Insurance -- 0.2%
            631,450       5.10       BBB/Baa1    The Allstate Corp., Floating Rate Note,
                                                 1/15/53                                      $    16,531,361
                                                                                              ---------------
                                                 Total Insurance                              $    16,531,361
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION
                                                 SERVICES -- 0.2%
                                                 Integrated Telecommunication
                                                 Services -- 0.2%
            572,600                 BBB-/Baa3    Qwest Corp., 7.375%, 6/1/51                  $    15,208,256
                                                                                              ---------------
                                                 Total Telecommunication Services             $    15,208,256
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (Cost $100,410,035)                          $   109,698,797
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 23

-------------------------------------------------------------------------------------------------------------
                      Floating    S&P/Moody's
 Shares               Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE PREFERRED
                                                 STOCKS -- 0.5%
                                                 CAPITAL GOODS -- 0.0%+
                                                 Industrial Machinery -- 0.0%+
             27,900                 BBB+/Baa3    Stanley Black & Decker, Inc., 4.75%,
                                                 11/17/15                                     $     3,531,861
                                                                                              ---------------
                                                 Total Capital Goods                          $     3,531,861
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.2%
                                                 Tires & Rubber -- 0.2%
            309,170                     NR/NR    The Goodyear Tire & Rubber Co.,
                                                 5.875%, 4/1/14                               $    13,451,987
                                                                                              ---------------
                                                 Total Automobiles & Components               $    13,451,987
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.3%
                                                 Diversified Banks -- 0.3%
             16,750                  BBB+/Ba1    Wells Fargo & Co., 7.5%,
                                                 12/31/99 (Perpetual)                         $    21,586,562
                                                                                              ---------------
                                                 Total Banks                                  $    21,586,562
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE
                                                 PREFERRED STOCKS
                                                 (Cost $33,103,920)                           $    38,570,410
-------------------------------------------------------------------------------------------------------------
                                                 COMMON STOCKS -- 0.2%
                                                 MATERIALS -- 0.0%+
                                                 Forest Products -- 0.0%+
            151,370                              Ainsworth Lumber Co., Ltd.*                  $       606,046
          2,800,000                              Sino-Forest Corp.*                                    14,000
          1,650,000                              Sino-Forest Corp.*                                     8,250
                                                                                              ---------------
                                                                                              $       628,296
                                                                                              ---------------
                                                 Total Materials                              $       628,296
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.1%
                                                 Airlines -- 0.0%+
             79,678                              Delta Air Lines, Inc.*                       $     1,315,484
-------------------------------------------------------------------------------------------------------------
                                                 Marine -- 0.1%
          1,695,067                              Horizon Lines, Inc.*                         $     2,373,094
                                                                                              ---------------
                                                 Total Transportation                         $     3,688,578
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.0%+
                                                 Leisure Products -- 0.0%+
          1,445,550                              Emerald Plantation Holdings, Ltd.*           $       758,914
                                                                                              ---------------
                                                 Total Consumer Durables
                                                 & Apparel                                    $       758,914
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
                      Floating    S&P/Moody's
 Shares               Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.1%
                                                 Other Diversified Financial
                                                 Services -- 0.1%
              4,633                              BTA Bank JSC (G.D.R.) (144A)*                $         3,684
             57,000                              Lorenz Re*                                         5,700,000
                                                                                              ---------------
                                                                                              $     5,703,684
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.0%+
              5,637                              Legg Mason, Inc.                             $       181,230
                                                                                              ---------------
                                                 Total Diversified Financials                 $     5,884,914
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.0%+
                                                 Real Estate Development -- 0.0%+
            269,588                              Newhall Land Development LLC*                $       417,861
                                                                                              ---------------
                                                 Total Real Estate                            $       417,861
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (Cost $12,878,198)                           $    11,378,563
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
-------------------------------------------------------------------------------------------------------------
                                                 ASSET BACKED
                                                 SECURITIES -- 4.7%
                                                 MATERIALS -- 1.0%
                                                 Diversified Metals & Mining -- 0.0%+
          1,215,949                 BBB+/Baa1    Lehman ABS Manufactured Housing
                                                 Contract Trust 2001-B, 5.873%,
                                                 4/15/40                                      $     1,329,219
            502,178                    AAA/NR    Newcastle Investment Trust
                                                 2010-MH1, 4.5%, 7/10/35 (144A)                       511,789
                                                                                              ---------------
                                                                                              $     1,841,008
-------------------------------------------------------------------------------------------------------------
                                                 Precious Metals & Minerals -- 0.2%
          1,447,123       6.50        BBB+/A2    ACE Securities Corp Manufactured
                                                 Housing Trust Series 2003-MH1,
                                                 Floating Rate Note,
                                                 8/15/30 (144A)                               $     1,516,816
          1,600,000                     NR/B1    Credit-Based Asset Servicing and
                                                 Securitization LLC, 5.973%,
                                                 10/25/36 (Step) (144A)                             1,557,142
          1,712,104       0.29         CCC/B1    Credit-Based Asset Servicing and
                                                 Securitization LLC, Floating Rate
                                                 Note, 4/25/37                                      1,230,106
          2,614,214                      A/NR    Mid-State Capital Trust 2010-1,
                                                 5.25%, 12/15/45 (144A)                             2,698,719
          2,657,785                    BBB/NR    Mid-State Capital Trust 2010-1,
                                                 7.0%, 12/15/45 (144A)                              2,769,244
                                                                                              ---------------
                                                                                              $     9,772,027
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 25

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.8%
          1,430,895       1.28         AAA/A1    Accredited Mortgage Loan Trust
                                                 2004-3, Floating Rate Note,
                                                 10/25/34                                     $     1,369,305
            455,426       0.60         AAA/NR    ACE Securities Corp., Home Equity
                                                 Loan Trust Series 2005-SD3,
                                                 Floating Rate Note, 8/25/45                          448,055
          2,121,229       0.29       CCC/Caa3    ACE Securities Corp., Home Equity
                                                 Loan Trust Series 2007-HE1,
                                                 Floating Rate Note, 1/25/37                          697,290
          4,574,924       0.47       BB+/Baa3    Aegis Asset Backed Securities
                                                 Trust 2005-5, Floating Rate
                                                 Note, 12/25/35                                     4,307,172
            502,382       0.86         AA+/A3    Asset Backed Securities Corp., Home
                                                 Equity, Floating Rate Note, 4/25/35                  501,373
          1,739,904       0.70        A+/Baa3    Bayview Financial Mortgage
                                                 Pass-Through Trust 2005-C,
                                                 Floating Rate Note, 6/28/44                        1,240,727
          4,450,000       1.25         AA+/A3    Bear Stearns Asset Backed
                                                 Securities I Trust 2004-BO1,
                                                 Floating Rate Note, 10/25/34                       4,212,980
          2,200,000       0.61        BBB+/B2    Bear Stearns Asset Backed
                                                 Securities I Trust 2006-EC1,
                                                 Floating Rate Note, 12/25/35                       2,097,286
          1,267,198       0.48        AA+/Aa1    Bear Stearns Asset Backed
                                                 Securities Trust 2006-1, Floating
                                                 Rate Note, 2/25/36                                 1,251,628
          1,028,698       0.33        CCC/Ba1    Bear Stearns Asset Backed
                                                 Securities Trust 2006-4, Floating
                                                 Rate Note, 10/25/36                                1,010,809
          1,260,106       1.55         A+/Ba1    CDC Mortgage Capital Trust
                                                 2003-HE1, Floating Rate Note,
                                                 8/25/33                                            1,188,998
          6,808,412       0.45          B+/B3    GSAA Home Equity Trust 2005-11,
                                                 Floating Rate Note, 10/25/35                       6,669,908
            398,234       0.48        AAA/Aa1    Home Equity Asset Trust 2005-6,
                                                 Floating Rate Note, 12/25/35                         395,259
          2,445,723       0.58        A+/Baa2    Home Equity Asset Trust 2005-7,
                                                 Floating Rate Note, 1/25/36                        2,357,503
          4,012,020       0.31        CCC/Ba1    Home Equity Asset Trust 2006-8,
                                                 Floating Rate Note, 3/25/37                        3,888,205
          3,373,610       0.39        AA+/Aa1    HSBC Home Equity Loan Trust
                                                 USA 2007-2, Floating Rate
                                                 Note, 7/20/36                                      3,300,750
          1,555,012       0.90           A/A2    Irwin Whole Loan Home Equity
                                                 Trust 2005-C, Floating Rate
                                                 Note, 3/25/25                                      1,342,781
            569,208       0.26         CCC/Ca    Morgan Stanley ABS Capital I, Inc.,
                                                 Trust 2007-HE3, Floating Rate
                                                 Note, 12/25/36                                       300,444

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- (continued)
          2,350,000       0.35        B-/Caa2    Nationstar Home Equity Loan
                                                 Trust 2007-A, Floating Rate
                                                 Note, 3/25/37                                $     2,198,719
          3,900,000       0.57          BB/A3    NovaStar Mortgage Funding Trust
                                                 Series 2005-3, Floating Rate
                                                 Note, 1/25/36                                      3,731,984
          1,600,572       0.78       AA+/Baa1    Option One Mortgage Accep Corp
                                                 Asset Backed Certificates Series
                                                 2003-3, Floating Rate Note,
                                                 6/25/33                                            1,466,884
          2,709,535       0.60         AA+/NR    Option One Mortgage Loan Trust
                                                 2005-1, Floating Rate Note,
                                                 2/25/35                                            2,668,033
          2,810,869       0.46        AA+/Aa3    Option One Mortgage Loan Trust
                                                 2005-4 Asset-Backed Certificates
                                                 Series 2005-4, Floating Rate
                                                 Note, 11/25/35                                     2,762,135
            112,679       0.32         A+/Aa3    Option One Mortgage Loan Trust
                                                 2007-HL1, Floating Rate Note,
                                                 2/25/38                                              112,330
          1,968,859       0.67         AA+/A1    RAMP Series 2005-EFC2 Trust,
                                                 Floating Rate Note, 7/25/35                        1,930,833
            225,836       1.14        AAA/Aaa    RASC Series 2004-KS11 Trust,
                                                 Floating Rate Note, 12/25/34                         224,211
          1,163,942       0.64         AA+/A1    RASC Series 2005-KS7 Trust,
                                                 Floating Rate Note, 8/25/35                        1,134,270
          1,926,750       0.39          B/Ba3    Soundview Home Loan Trust 2006-1,
                                                 Floating Rate Note, 2/25/36                        1,883,161
          1,296,067       0.33       CCC/Caa1    Soundview Home Loan Trust
                                                 2007-OPT3, Floating Rate Note,
                                                 8/25/37                                            1,173,496
              10,953      0.55        AAA/Aaa    Wells Fargo Home Equity Asset-Backed
                                                 Securities 2005-2 Trust, Floating
                                                 Rate Note, 11/25/35                                   10,930
          1,483,000       0.61         AAA/A3    Wells Fargo Home Equity Asset-Backed
                                                 Securities 2005-2 Trust, Floating
                                                 Rate Note, 11/25/35                                1,461,029
                                                                                              ---------------
                                                                                              $    57,338,488
                                                                                              ---------------
                                                 Total Materials                              $    68,951,523
-------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES &
                                                 SUPPLIES -- 0.1%
                                                 Research & Consulting Services -- 0.1%
          3,662,750                       A/NR   TAL Advantage I LLC, 4.31%,
                                                 5/20/26 (144A)                               $     3,680,298
                                                                                              ---------------
                                                 Total Commercial Services
                                                 & Supplies                                   $     3,680,298
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 27

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 0.2%
                                                 Auto Parts & Equipment -- 0.0%+
CAD         901,408                    AAA/NR    Ford Auto Securitization Trust
                                                 Series 2011-R1 Asset-Backed
                                                 Notes, 2.431%, 11/15/14 (144A)               $       901,186
CAD       1,976,669                    NR/Aaa    Ford Auto Securitization Trust,
                                                 1.485%, 12/15/14 (144A)                            1,946,296
                                                                                              ---------------
                                                                                              $     2,847,482
-------------------------------------------------------------------------------------------------------------
                                                 Automobile Manufacturers -- 0.2%
          1,950,000                   AA-/Aa2    AmeriCredit Automobile Receivables
                                                 Trust 2010-4, 4.2%, 11/8/16                  $     2,043,807
          3,350,000                     A+/NR    AmeriCredit Automobile Receivables
                                                 Trust 2013-1, 1.57%, 1/8/19                        3,357,976
          1,600,000                    NR/Aa3    AmeriCredit Automobile Receivables
                                                 Trust, 4.04%, 7/10/17                              1,696,525
          2,420,000                      A/A1    Santander Drive Auto Receivables
                                                 Trust 2012-1, 3.78%, 11/15/17                      2,532,312
          3,700,000                      A/A1    Santander Drive Auto Receivables
                                                 Trust 2012-5, 2.7%, 8/15/18                        3,861,609
                                                                                              ---------------
                                                                                              $    13,492,229
                                                                                              ---------------
                                                 Total Automobiles & Components               $    16,339,711
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.1%
                                                 Apparel, Accessories & Luxury
                                                 Goods -- 0.1%
          6,076,000                    BBB/NR    Icon Brands Holdings LLC 2012-1,
                                                 4.229%, 1/25/43 (144A)                       $     6,511,480
                                                                                              ---------------
                                                 Total Consumer Durables & Apparel            $     6,511,480
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.1%
                                                 Hotels, Resorts & Cruise Lines -- 0.1%
          5,056,730                      A/NR    Westgate Resorts 2012-2 LLC, 3.0%,
                                                 1/20/25 (144A)                               $     5,099,399
          3,013,811                    BBB/NR    Westgate Resorts 2012-2 LLC,
                                                 4.5%, 1/20/25 (144A)                               3,032,105
          2,172,356                      A/NR    Westgate Resorts LLC, 2.5%,
                                                 3/20/25 (144A)                                     2,175,071
                                                                                              ---------------
                                                                                              $    10,306,575
                                                                                              ---------------
                                                 Total Consumer Services                      $    10,306,575
-------------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 0.2%
                                                 Food Retail -- 0.2%
         13,250,000                     NR/NR    CKE Restaurant Holdings, Inc.,
                                                 4.474%, 3/20/43 (144A)                       $    13,250,000
                                                                                              ---------------
                                                 Total Food & Staples Retailing               $    13,250,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 1.8%
                                                 Diversified Banks -- 0.0%+
          1,504,028       0.58         AA+/NR    Wells Fargo Home Equity
                                                 Asset-Backed Securities 2005-3
                                                 Trust, Floating Rate Note, 12/25/35          $     1,480,088
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- 1.8%
          6,312,367       0.35        BB/Baa1    Accredited Mortgage Loan Trust,
                                                 Floating Rate Note, 9/25/36                  $     6,169,600
          3,201,176       0.38         BB+/B3    ACE Securities Corp., Home Equity
                                                 Loan Trust Series 2006-ASAP2,
                                                 Floating Rate Note, 3/25/36                        3,092,390
          4,611,517       0.51        AA+/Aa1    Ameriquest Mortgage Securities, Inc.,
                                                 Asset-Backed Pass-Through
                                                 Certificates Series 2004-R11,
                                                 Floating Rate Note, 11/25/34                       4,578,106
          1,067,958       1.48       CCC/Caa3    Amortizing Residential Collateral
                                                 Trust 2002-BC1, Floating Rate
                                                 Note, 1/25/32                                        600,536
          1,286,653                      A/NR    Beacon Container Finance LLC,
                                                 3.72%, 9/20/27 (144A)                              1,341,061
          1,618,377       1.05      BBB+/Baa3    Bear Stearns Asset Backed
                                                 Securities Trust 2003-SD1,
                                                 Floating Rate Note, 12/25/33                       1,480,618
            189,642       0.65         AA+/NR    Bear Stearns Asset Backed
                                                 Securities Trust 2005-3, Floating
                                                 Rate Note, 9/25/35                                   189,297
          1,100,000                      A/NR    CarNow Auto Receivables Trust
                                                 2012-1, 3.24%, 3/15/16 (144A)                      1,101,296
          2,874,841       0.94          AA/A3    Carrington Mortgage Loan Trust
                                                 Series 2005-NC1, Floating Rate
                                                 Note, 2/25/35                                      2,819,098
            294,046       0.60       AA+/Baa1    Carrington Mortgage Loan Trust
                                                 Series 2005-NC4, Floating Rate
                                                 Note, 9/25/35                                        288,295
          1,562,550       0.31          B-/B2    Carrington Mortgage Loan Trust
                                                 Series 2006-FRE1, Floating Rate
                                                 Note, 7/25/36                                      1,515,019
            106,431       0.32         A+/Ba1    Carrington Mortgage Loan Trust
                                                 Series 2007-FRE1, Floating Rate
                                                 Note, 2/25/37                                        105,588
            446,962       0.30        CCC/Ba3    Carrington Mortgage Loan Trust
                                                 Series 2007-HE1, Floating Rate
                                                 Note, 6/25/37                                        429,182
          7,501,163                    BB-/B1    Citicorp Residential Mortgage Trust
                                                 Series 2006-1, 5.939%,
                                                 7/25/36 (Step)                                     7,481,855
          5,683,471                     B+/B2    Citicorp Residential Mortgage Trust
                                                 Series 2006-2, 5.775%,
                                                 9/25/36 (Step)                                     5,782,483

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 29

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
         11,998,018                     B-/B1    Citicorp Residential Mortgage Trust
                                                 Series 2006-3, 5.703%,
                                                 11/25/36 (Step)                              $    11,969,967
          7,000,000                     B-/B2    Citicorp Residential Mortgage Trust
                                                 Series 2007-1, 5.892%,
                                                 3/25/37 (Step)                                     6,914,649
          2,150,000       0.95        BBB+/NR    Citigroup Mortgage Loan Trust, Inc.,
                                                 Floating Rate Note, 5/25/35 (144A)                 1,908,041
            429,600       0.61         AAA/A3    Citigroup Mortgage Loan Trust, Inc.,
                                                 Floating Rate Note, 7/25/35                          429,441
          1,427,965                     NR/NR    Conn Funding II LP, 4.0%, 4/15/16
                                                 (Step) (144A)                                      1,428,858
            278,340       6.24        BBB/Ba1    Conseco Financial Corp., Floating
                                                 Rate Note, 12/1/28                                   288,777
             20,212       0.57         AA+/A2    Countrywide Asset-Backed
                                                 Certificates, Floating Rate
                                                 Note, 1/25/36                                         20,137
          1,714,278       4.46        BB+/Ba1    Countrywide Asset-Backed
                                                 Certificates, Floating Rate Note,
                                                 10/25/35                                           1,720,980
            720,869       5.63          BB/B2    Countrywide Asset-Backed
                                                 Certificates, Floating Rate Note,
                                                 10/25/46                                             718,459
          1,254,315       5.07         BB+/B2    Countrywide Asset-Backed
                                                 Certificates, Floating Rate
                                                 Note, 2/25/36                                      1,270,620
          1,557,969       0.45          B/Ba3    Countrywide Asset-Backed
                                                 Certificates, Floating Rate
                                                 Note, 4/25/36                                      1,513,677
          2,336,732       0.31       BBB-/Ba3    Countrywide Asset-Backed
                                                 Certificates, Floating Rate
                                                 Note, 5/25/37                                      2,330,053
          4,008,978       0.38          B-/B2    Countrywide Asset-Backed
                                                 Certificates, Floating Rate
                                                 Note, 6/25/36                                      3,981,445
            122,136       0.39         B-/Ba3    Countrywide Asset-Backed
                                                 Certificates, Floating Rate
                                                 Note, 7/25/36                                        118,562
          2,500,000                     AA/NR    Credit Acceptance Auto Loan Trust,
                                                 2.21%, 9/15/20 (144A)                              2,523,782
          3,325,000                      A/NR    Cronos Containers Program, Ltd.,
                                                 3.81%, 9/18/27 (144A)                              3,441,831
          2,149,156                  BBB/Baa2    Drug Royalty II LP 1 2012-1,
                                                 4.474%, 1/15/25 (144A)                             2,157,323
          1,269,956       4.30       BBB/Baa2    Drug Royalty II LP 1 2012-1,
                                                 Floating Rate Note, 1/15/25 (144A)                 1,269,956
            836,556       1.20        BBB/Ba1    Ellington Loan Acquisition Trust
                                                 2007-1, Floating Rate Note,
                                                 5/26/37 (144A)                                       839,385

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          1,127,712       1.00        BBB/Ba1    Ellington Loan Acquisition Trust
                                                 2007-1, Floating Rate Note,
                                                 5/27/37 (144A)                               $     1,115,549
            511,368                   AAA/Aaa    Equity One Mortgage Pass-Through
                                                 Trust 2004-1, 4.205%,
                                                 4/25/34 (Step)                                       508,338
          3,000,000                    BBB/NR    Exeter Automobile Receivables
                                                 Trust 2012-2, 3.06%,
                                                 7/16/18 (144A)                                     3,041,325
            577,761       0.65         AA+/NR    First Franklin Mortgage Loan Trust
                                                 2005-FF5, Floating Rate Note,
                                                 3/25/35                                              575,288
          2,579,191       0.71        NR/Baa1    First Franklin Mortgage Loan Trust        l
                                                 2005-FFH3, Floating Rate Note,
                                                 9/25/35                                            2,532,575
            493,177       0.74         AAA/NR    First Franklin Mortgage Loan Trust
                                                 2004-FF10, Floating Rate Note,
                                                 9/25/34                                              490,974
          5,017,676                    AAA/NR    First Investors Auto Owner Trust
                                                 2012-2, 1.47%, 5/15/18 (144A)                      5,024,560
          1,600,000                    BBB/NR    First Investors Auto Owner Trust
                                                 2013-1, 2.53%, 1/15/20 (144A)                      1,597,630
            501,699       0.85           A/A2    GSAMP Trust 2005-HE2, Floating
                                                 Rate Note, 3/25/35                                   491,261
            451,676       0.30         BB/Ba2    GSAMP Trust 2006-HE5, Floating
                                                 Rate Note, 8/25/36                                   447,613
            551,334       0.33          B-/B3    GSAMP Trust 2006-HE8, Floating
                                                 Rate Note, 1/25/37                                   522,097
          1,087,492       0.50           A/NR    GSAMP Trust 2006-SEA1, Floating
                                                 Rate Note, 5/25/36 (144A)                          1,070,697
            976,000                      A/NR    HLSS Servicer Advance Receivables
                                                 Backed Notes, 3.96%,
                                                 10/15/45 (144A)                                    1,012,112
            697,372                     AA/NR    Leaf Receivables Funding 4 LLC,
                                                 4.9%, 2/20/22 (144A)                                 697,372
          3,139,702                     NR/A2    Leaf Receivables Funding 8 LLC,
                                                 2.67%, 9/15/20 (144A)                              3,193,736
          2,141,566                    NR/Ba1    Leaf Receivables Funding 8 LLC,
                                                 5.5%, 9/15/20 (144A)                               1,906,636
          7,961,000       2.45        A+/Baa1    Madison Avenue Manufactured
                                                 Housing Contract, Floating Rate
                                                 Note, 3/25/32                                      8,005,359
          2,456,510       5.91          AA/A3    Origen Manufactured Housing
                                                 Contract Trust 2004-A, Floating
                                                 Rate Note, 1/15/35                                 2,641,490
          2,000,000       5.46        AAA/Aa3    Origen Manufactured Housing
                                                 Contract Trust 2004-B, Floating
                                                 Rate Note, 11/15/35                                2,102,362

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 31

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
            837,996       5.73          AA/A3    Origen Manufactured Housing
                                                 Contract Trust 2004-B, Floating
                                                 Rate Note, 11/15/35                          $       889,601
          1,608,923       5.46          AA/A3    Origen Manufactured Housing
                                                 Contract Trust 2005-A, Floating
                                                 Rate Note, 6/15/36                                 1,698,519
          2,092,287                     NR/A2    Oxford Finance Funding Trust
                                                 2012-1, 3.9%, 3/15/17 (144A)                       2,110,595
          1,570,755       0.39          B+/B2    RAMP Series 2006-NC1 Trust,
                                                 Floating Rate Note, 1/25/36                        1,531,199
          1,073,629       0.36        BB+/Ba1    RAMP Series 2006-RZ3 Trust,
                                                 Floating Rate Note, 8/25/36                        1,008,687
            147,523       0.37      BBB+/Baa3    RASC Series 2006-KS3 Trust,
                                                 Floating Rate Note, 4/25/36                          143,307
          1,100,000                      A/NR    STORE Master Funding LLC, 4.16%,
                                                 3/20/43 (144A)                                     1,106,744
             45,983       0.60        AA+/Aa1    Structured Asset Investment Loan
                                                 Trust 2005-4, Floating Rate Note,
                                                 5/25/35                                               45,680
          3,066,268       0.40        CCC/Ba3    Structured Asset Investment Loan
                                                 Trust 2006-1, Floating Rate Note,
                                                 1/25/36                                            2,993,104
          1,300,000       0.33        CCC/Ba2    Structured Asset Securities Corp
                                                 Mortgage Loan Trust 2007-BC2,
                                                 Floating Rate Note, 3/25/37                        1,178,340
            318,205       7.00          NR/A3    UCFC Manufactured Housing
                                                 Contract, Floating Rate Note,
                                                 4/15/29                                              318,055
                                                                                              ---------------
                                                                                              $   131,821,172
                                                                                              ---------------
                                                 Total Banks                                  $   133,301,260
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 1.2%
                                                 Other Diversified Financial
                                                 Services -- 0.5%
          3,165,000                  BBB/Baa2    Capital Auto Receivables Asset Trust
                                                 2013-1, 2.19%, 9/20/21                       $     3,160,908
          4,150,000                     AA/NR    DT Auto Owner Trust 2012-1, 2.26%,
                                                 10/16/17 (144A)                                    4,172,833
          2,174,201       1.10        BB+/Ba2    Ellington Loan Acquisition Trust
                                                 2007-2, Floating Rate Note,
                                                 5/25/37 (144A)                                     2,141,209
          3,013,071       0.37       BB+/Baa2    Home Equity Asset Trust 2006-4,
                                                 Floating Rate Note, 8/25/36                        2,953,638
            302,848       0.44         AA+/A1    JP Morgan Mortgage Acquisition
                                                 Corp., 2005-OPT2, Floating Rate
                                                 Note, 12/25/35                                       301,801

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
          1,168,136       0.35         BB/Ba1    JP Morgan Mortgage Acquisition
                                                 Trust 2006-ACC1, Floating Rate
                                                 Note, 5/25/36                                $     1,134,740
             34,200                  BBB+/Ba1    JP Morgan Mortgage Acquisition
                                                 Trust 2007-CH1, 5.453%,
                                                 11/25/36 (Step)                                       34,125
          2,900,000                     AA/NR    Prestige Auto Receivables Trust
                                                 2011-1, 3.9%, 7/16/18 (144A)                       2,996,996
          6,411,969       0.38       CCC/Caa1    RASC Series 2007-KS3 Trust,
                                                 Floating Rate Note, 4/25/37                        6,268,578
          2,587,808                     A+/NR    Sierra Timeshare 2012-3
                                                 Receivables Funding LLC, 1.87%,
                                                 8/20/29 (144A)                                     2,604,362
         10,000,000                      A/NR    Springleaf Funding Trust 2013-A,
                                                 2.58%, 9/15/21 (144A)                              9,999,271
          4,269,167                     A-/NR    Textainer Marine Containers, Ltd.,
                                                 4.21%, 4/15/27 (144A)                              4,388,012
                                                                                              ---------------
                                                                                              $    40,156,473
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.4%
         21,817,750                 BBB+/Baa1    Domino's Pizza Master Issuer LLC,
                                                 5.216%, 1/25/42 (144A)                       $    24,484,708
          2,506,874                     NR/A2    Hercules Capital Funding Trust
                                                 2012-1, 3.32%, 12/16/17 (144A)                     2,517,841
          2,609,173                    NR/Aaa    JG Wentworth XXII LLC, 3.82%,
                                                 12/15/48 (144A)                                    2,821,907
                                                                                              ---------------
                                                                                              $    29,824,456
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.1%
          1,839,000                    BBB/NR    American Credit Acceptance
                                                 Receivables Trust 2012-2, 4.05%,
                                                 2/15/18 (144A)                               $     1,841,063
          3,026,000                   NR/Baa3    California Republic Auto Receivables
                                                 Trust 2012-1, 3.0%, 1/15/20 (144A)                 3,024,042
          3,733,333                      A/NR    Global SC Finance II SRL, 4.11%,
                                                 7/19/27 (144A)                                     3,870,291
             17,133       0.46       BBB+/Ba1    Residential Funding Mortgage
                                                 Securities II Home Loan Trust,
                                                 Floating Rate Note, 1/25/29                           15,173
                                                                                              ---------------
                                                                                              $     8,750,569
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.1%
          4,963,750                      A/NR    Triton Container Finance LLC, 4.21%,
                                                 5/14/27 (144A)                               $     5,117,333
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 33

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- 0.1%
          3,200,000       0.65         NR/Aaa    Chesapeake Funding LLC, Floating
                                                 Rate Note, 5/7/24 (144A)                     $     3,199,469
          1,700,000       1.35         NR/Aa2    Chesapeake Funding LLC, Floating
                                                 Rate Note, 5/7/24 (144A)                           1,700,000
                                                                                              ---------------
                                                                                              $     4,899,469
                                                                                              ---------------
                                                 Total Diversified Financials                 $    88,748,300
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET BACKED SECURITIES
                                                 (Cost $329,011,637)                          $   341,089,147
-------------------------------------------------------------------------------------------------------------
                                                 COLLATERALIZED MORTGAGE
                                                 OBLIGATIONS -- 10.8%
                                                 CONSUMER SERVICES -- 0.0%+
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 0.0%+
          1,563,842                   NR/Baa3    S2 Hospitality LLC, 4.5%,
                                                 4/15/25 (144A)                               $     1,564,227
                                                                                              ---------------
                                                 Total Consumer Services                      $     1,564,227
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 7.0%+
                                                 Thrifts & Mortgage Finance -- 7.0%
             12,980       3.27       BBB+/Ba3    Adjustable Rate Mortgage Trust
                                                 2004-5, Floating Rate Note,
                                                 4/25/35                                      $        12,523
          4,196,318                    BB-/NR    Alternative Loan Trust 2003-16T1,
                                                 5.25%, 9/25/33                                     4,358,216
          4,794,528                   BBB+/NR    Alternative Loan Trust 2003-21T1,
                                                 5.75%, 12/25/33                                    4,939,629
          2,248,026                  AA+/Baa1    Alternative Loan Trust 2003-23T2,
                                                 4.25%, 9/25/33                                     2,269,858
          2,028,549                    BB-/B2    Alternative Loan Trust 2003-J1,
                                                 4.75%, 10/25/33                                    2,072,785
          5,200,000                  BBB+/Ba3    Alternative Loan Trust 2004-12CB,
                                                 5.0%, 7/25/19                                      5,422,024
          4,791,977                     B-/NR    Alternative Loan Trust 2004-14T2,
                                                 5.5%, 8/25/34                                      4,741,441
          2,917,937                    CCC/B2    Alternative Loan Trust 2004-28CB,
                                                 5.5%, 1/25/35                                      2,970,209
          3,177,686                   BBB-/B3    Alternative Loan Trust 2004-2CB,
                                                 5.75%, 3/25/34                                     3,131,365
          1,372,090       0.60       BBB+/Ba3    Alternative Loan Trust 2004-2CB,
                                                 Floating Rate Note, 3/25/34                        1,339,212
          1,414,764                   BB+/Ba2    Alternative Loan Trust 2004-4CB,
                                                 4.25%, 4/25/34                                     1,423,579
          3,527,448                  CCC/Caa2    Alternative Loan Trust 2005-1CB,
                                                 5.5%, 3/25/35                                      2,879,844
          4,555,440                   A+/Baa2    Banc of America Alternative Loan
                                                 Trust 2003-2, 5.75%, 4/25/33                       4,943,236

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          4,492,122                   NR/Baa2    Banc of America Alternative Loan
                                                 Trust 2003-7, 5.5%, 9/25/33                  $     4,572,356
          1,541,296                     NR/B2    Banc of America Alternative Loan
                                                 Trust 2004-10, 6.0%, 11/25/34                      1,508,772
          2,972,761                    NR/Ba1    Banc of America Alternative Loan
                                                 Trust 2004-12, 5.5%, 1/25/20                       3,022,397
          1,239,940                    NR/Ba2    Banc of America Alternative Loan
                                                 Trust 2004-2, 6.0%, 3/25/34                        1,279,026
            427,211                     NR/B3    Banc of America Alternative Loan
                                                 Trust 2004-3, 5.0%, 4/25/19                          439,083
          1,626,958                     NR/B2    Banc of America Alternative Loan
                                                 Trust 2004-3, 6.0%, 4/25/34                        1,608,606
          3,367,584                     NR/B2    Banc of America Alternative Loan
                                                 Trust 2004-4, 5.25%, 5/25/34                       3,423,867
          4,694,710                    NR/Ba3    Banc of America Alternative Loan
                                                 Trust 2004-6, 5.0%, 7/25/19                        4,791,970
            910,417                     B+/B1    Banc of America Funding 2005-6
                                                 Trust, 5.75%, 10/25/35                               914,602
          4,741,902                    CCC/NR    Banc of America Funding 2005-8
                                                 Trust, 5.5%, 1/25/36                               4,724,343
          2,858,106       0.33          BB-/A    Banc of America Funding 2010-R4
                                                 Trust, Floating Rate Note,
                                                 8/26/36 (144A)                                     2,797,171
          1,484,897       0.30         AAA/NR    Banc of America Funding 2010-R4
                                                 Trust, Floating Rate Note,
                                                 9/26/46 (144A)                                     1,472,547
          3,889,056       0.95        AA+/Aa1    Banc of America Large Loan
                                                 Trust 2007-BMB1, Floating Rate
                                                 Note, 8/15/29 (144A)                               3,831,163
          3,430,036       3.13         NR/Ba1    Banc of America Mortgage 2003-H
                                                 Trust, Floating Rate Note, 9/25/33                 3,453,923
          4,224,493       3.14        NR/Baa3    Banc of America Mortgage 2003-H
                                                 Trust, Floating Rate Note, 9/25/33                 4,231,489
         48,561,321                   NR/Caa2    Bayview Commercial Asset Trust,
                                                 3.89%, 9/25/37 (Step) (144A)                       4,491,922
         28,328,619       4.28        NR/Caa2    Bayview Commercial Asset Trust,
                                                 Floating Rate Note, 7/25/37 (144A)                 1,481,587
          2,492,352       2.98          NR/NR    Bayview Opportunity Master Fund
                                                 Trust IIB LP, Floating Rate Note,
                                                 1/28/33 (144A)                                     2,511,294
          1,651,234       2.73          NR/NR    BCAP LLC 2010-RR10 Trust, Floating
                                                 Rate Note, 12/27/34 (144A)                         1,658,054
            839,811       2.98          NR/NR    BCAP LLC 2010-RR11-I Trust, Floating
                                                 Rate Note, 6/27/36 (144A)                            840,854
          2,040,440       4.78        A+/Baa3    Bear Stearns ALT-A Trust 2003-3,
                                                 Floating Rate Note, 10/25/33                       2,032,411
          1,600,618       2.34       AA+/Baa2    Bear Stearns ARM Trust 2003-5,
                                                 Floating Rate Note, 8/25/33                        1,590,526

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 35

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          1,416,510       4.96         CCC/B2    Bear Stearns ARM Trust 2004-12,
                                                 Floating Rate Note, 2/25/35                  $     1,433,697
          3,187,702       3.48       BBB+/Ba1    Bear Stearns ARM Trust 2004-9,
                                                 Floating Rate Note, 11/25/34                       3,198,260
            508,693       2.95         A+/Ba3    Bear Sterns ARM Trust 2003-6,
                                                 Floating Rate Note, 8/25/33                          503,865
            454,829                   A+/Baa1    Chase Mortgage Finance Trust
                                                 Series 2003-S11, 5.0%, 10/25/33                      471,205
             32,260       3.15          B-/B1    CHL Mortgage Pass-Through Trust
                                                 2003-42, Floating Rate Note,
                                                 9/25/33                                               30,543
          1,779,967                    NR/Ba2    CHL Mortgage Pass-Through
                                                 Trust 2004-J2, 5.5%, 3/25/34                       1,827,154
          1,796,830                   NR/Caa1    CHL Mortgage Pass-Through
                                                 Trust 2005-19, 5.5%, 8/25/35                       1,837,462
             97,612                   NR/Baa1    Citigroup Mortgage Loan Trust,
                                                 Inc., 6.75%, 8/25/34                                 104,016
          2,355,392       2.64         CCC/NR    Citigroup Mortgage Loan Trust,
                                                 Inc., Floating Rate Note, 9/25/35                  2,340,652
          4,500,000       4.65         AA-/A1    City Center Trust 2011-CCHP,
                                                 Floating Rate Note, 7/15/28
                                                 (144A)                                             4,525,150
            264,331       6.85           B/NR    COMM 2000-C1 Mortgage Trust,
                                                 Floating Rate Note, 8/15/33
                                                 (144A)                                               262,551
          3,100,000       0.33         AA-/A1    COMM 2006-FL12 Mortgage Trust,
                                                 Floating Rate Note, 12/15/20
                                                 (144A)                                             2,970,590
          4,134,659       0.38          A+/A1    COMM 2007-FL14 Mortgage Trust,
                                                 Floating Rate Note, 6/15/22
                                                 (144A)                                             4,073,871
          1,047,442       3.64          NR/A2    COMM 2011-FL1 Mortgage Trust,
                                                 Floating Rate Note, 7/17/28
                                                 (144A)                                             1,063,021
            450,000                   NR/Baa3    COMM 2011-THL Mortgage Trust,
                                                 5.949%, 6/9/28 (144A)                                461,897
          3,650,000                    NR/Aaa    COMM 2012-CCRE2 Mortgage
                                                 Trust, 3.147%, 8/15/45                             3,786,700
          1,900,000                    NR/Aaa    COMM 2012-CCRE2 Mortgage
                                                 Trust, 3.791%, 8/15/45                             2,027,796
          1,275,000                    NR/Aa2    COMM 2012-CCRE2 Mortgage
                                                 Trust, 4.393%, 8/15/45                             1,389,515
          4,047,000                   AAA/Aaa    COMM 2012-CCRE4 Mortgage
                                                 Trust, 2.436%, 10/15/45                            4,098,968
          2,365,416                   AAA/Aaa    COMM 2012-CCRE4 Mortgage
                                                 Trust, 3.251%, 10/15/45                            2,402,589

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          1,550,000       4.93         NR/Aa2    COMM 2012-LC4 Mortgage Trust,
                                                 Floating Rate Note, 12/10/44                 $     1,745,639
          8,000,000                   AAA/Aaa    COMM 2013-LC6 Mortgage Trust,
                                                 2.941%, 1/10/46                                    8,087,936
          2,575,000                    NR/Aaa    Commercial Mortgage Pass Through
                                                 Certificates, 2.822%, 11/15/45                     2,594,678
          1,439,222       5.71        NR/Baa1    First Horizon Mortgage Pass-Through
                                                 Trust 2004-AR5, Floating Rate
                                                 Note, 10/25/34                                     1,461,316
            703,942                     B-/NR    First Horizon Mortgage Pass-Through
                                                 Trust 2005-5, 5.5%, 10/25/35                         705,276
          2,726,355       2.66         BB-/B1    First Horizon Mortgage Pass-Through
                                                 Trust 2005-AR1, Floating Rate
                                                 Note, 4/25/35                                      2,702,952
          2,632,963       2.58          B-/NR    First Horizon Mortgage Pass-Through
                                                 Trust 2005-AR2, Floating Rate
                                                 Note, 6/25/35                                      2,535,728
            573,313                    CCC/NR    First Horizon Mortgage Pass-Through
                                                 Trust 2006-1, 6.0%, 5/25/36                          573,819
          3,842,401       0.37          A/Aa3    GE Business Loan Trust 2007-1,
                                                 Floating Rate Note, 4/16/35 (144A)                 3,528,062
          3,950,000       5.31      BBB+/Baa1    GMAC Commercial Mortgage
                                                 Securities, Inc., Series 2003-C1
                                                 Trust, Floating Rate Note,
                                                 5/10/36 (144A)                                     3,947,188
          2,169,000       5.47          B+/NR    GMAC Commercial Mortgage
                                                 Securities, Inc., Series 2003-C2 Trust,
                                                 Floating Rate Note, 5/10/40 (144A)                 2,135,161
          1,975,000       5.31           A/A1    GMAC Commercial Mortgage
                                                 Securities, Inc., Series 2003-C3 Trust,
                                                 Floating Rate Note, 4/10/40                        2,008,368
          4,500,000                    AA-/NR    GS Mortgage Securities Corp., II,
                                                 3.682%, 2/10/46 (144A)                             4,616,010
          5,800,000       2.80        NR/Baa3    GS Mortgage Securities Corp., II,
                                                 Floating Rate Note, 11/8/29 (144A)                 5,829,824
          5,450,000                    NR/Aaa    GS Mortgage Securities Corp., II,
                                                 3.377%, 5/10/45                                    5,787,508
          4,750,000                     NR/NR    GS Mortgage Securities Corp., II,
                                                 4.209%, 2/10/21 (144A)                             4,792,275
          4,000,000                    NR/Aaa    GS Mortgage Securities Corp., II,
                                                 5.56%, 11/10/39                                    4,535,196
          3,000,000       2.20          AA/NR    GS Mortgage Securities Corp., II,
                                                 Floating Rate Note, 3/6/20 (144A)                  3,013,230
            959,733       5.73           B/NR    GSR Mortgage Loan Trust 2004-3F,
                                                 Floating Rate Note, 2/25/34                          935,759
            623,072                   BB+/Ba1    GSR Mortgage Loan Trust 2005-6F,
                                                 5.0%, 7/25/35                                        625,211

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 37

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          1,402,237       2.96        BBB+/NR    GSR Mortgage Loan Trust 2005-AR1,
                                                 Floating Rate Note, 1/25/35                  $     1,376,439
         10,360,095       2.82        B+/Caa1    GSR Mortgage Loan Trust 2005-AR2,
                                                 Floating Rate Note, 4/25/35                       10,218,390
          5,564,528       5.25         BB-/NR    GSR Mortgage Loan Trust 2005-AR4,
                                                 Floating Rate Note, 7/25/35                        5,472,992
            455,617       4.49         AA+/A2    HarborView Mortgage Loan Trust
                                                 2004-1, Floating Rate Note,
                                                 4/19/34                                              470,335
          2,004,534       0.84        BBB/Ba3    Impac CMB Trust Series 2004-4,
                                                 Floating Rate Note, 9/25/34                        1,910,904
          2,395,548       0.92       BBB/Baa2    Impac CMB Trust Series 2004-5,
                                                 Floating Rate Note, 10/25/34                       2,288,094
          1,293,838       1.00        BB+/Ba1    Impac CMB Trust Series 2004-6,
                                                 Floating Rate Note, 10/25/34                       1,113,198
          9,622,898       0.94        BBB+/A3    Impac CMB Trust Series 2004-7,
                                                 Floating Rate Note, 11/25/34                       9,236,173
          3,746,337       0.96          B/Ba2    Impac CMB Trust Series 2004-9,
                                                 Floating Rate Note, 1/25/35                        3,492,354
          4,491,852       0.72       BB+/Baa1    Impac CMB Trust Series 2005-2,
                                                 Floating Rate Note, 4/25/35                        4,227,071
             62,101       1.00        AAA/Aaa    Impac Secured Assets CMN Owner
                                                 Trust, Floating Rate Note, 11/25/34                   60,547
          1,279,233       0.55        AAA/Aaa    Impac Secured Assets Trust 2006-1,
                                                 Floating Rate Note, 5/25/36                        1,262,639
          3,048,894       0.55        AAA/Aaa    Impac Secured Assets Trust 2006-2,
                                                 Floating Rate Note, 8/25/36                        2,954,244
          3,669,649       0.56         NR/Ba1    JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2006-FL2,
                                                 Floating Rate Note, 11/15/18 (144A)                3,106,593
            582,864       0.58         NR/Aa1    JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2007-FL1,
                                                 Floating Rate Note, 7/15/19 (144A)                   569,596
          4,400,000                    AAA/NR    JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2010-C2,
                                                 3.616%, 11/15/43 (144A)                            4,787,803
          1,300,000       5.53           A/NR    JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2010-C2,
                                                 Floating Rate Note, 11/15/43 (144A)                1,504,766
          5,200,000                    NR/Aaa    JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2011-C5,
                                                 4.171%, 8/15/46                                    5,813,782
          4,000,000       3.98          AA/NR    JP Morgan Chase Commercial
                                                 Mortgage Securities Trust 2012-C8,
                                                 Floating Rate Note, 10/15/45 (144A)                4,155,168
            910,051       2.90          A+/NR    JP Morgan Mortgage Trust 2004-A2,
                                                 Floating Rate Note, 5/25/34                          920,582

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          2,058,078       2.58       BBB+/Ba1    JP Morgan Mortgage Trust 2005-A4,
                                                 Floating Rate Note, 7/25/35                  $     2,067,932
          2,124,496       5.22          NR/B2    JP Morgan Mortgage Trust 2005-A7,
                                                 Floating Rate Note, 10/25/35                       2,117,019
          2,293,728       0.90         BB/Aaa    Lehman Brothers Floating Rate
                                                 Commercial Mortgage Trust
                                                 2007-LLF C5, Floating Rate Note,
                                                 6/15/22 (144A)                                     2,283,461
          4,785,000       1.10          B+/A1    Lehman Brothers Floating Rate
                                                 Commercial Mortgage Trust
                                                 2007-LLF C5, Floating Rate Note,
                                                 6/15/22 (144A)                                     4,643,957
          2,220,622       0.40       BBB+/Aa3    Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2006-2,
                                                 Floating Rate Note, 9/25/36 (144A)                 1,762,185
            343,344       5.41        AAA/Aaa    Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2006-3,
                                                 Floating Rate Note, 12/25/36 (144A)                  347,663
            382,361       1.05        AAA/Aaa    Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2007-3
                                                 Class 1A2, Floating Rate Note,
                                                 10/25/37 (144A)                                      380,990
          1,815,289       1.15         A+/Aa1    Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2007-3
                                                 Class 1A4, Floating Rate Note,
                                                 10/25/37 (144A)                                    1,806,113
          3,111,989       0.45        AAA/Aa1    Lehman Brothers Small Balance
                                                 Commercial, Floating Rate Note,
                                                 2/25/30 (144A)                                     2,769,670
            822,298       0.42         A+/Aa2    Lehman Brothers Small Balance
                                                 Commercial, Floating Rate Note,
                                                 4/25/31 (144A)                                       669,039
          1,520,331       0.45         A+/Aa3    Lehman Brothers Small Balance
                                                 Commercial, Floating Rate Note,
                                                 9/25/30 (144A)                                     1,326,700
          1,083,799       2.29        A+/Baa2    MASTR Adjustable Rate Mortgages
                                                 Trust 2003-3, Floating Rate Note,
                                                 9/25/33                                            1,066,504
          1,200,461                    AA+/A1    MASTR Alternative Loan Trust
                                                 2003-5, 6.5%, 6/25/33                              1,277,338
          3,683,725                    BB+/NR    MASTR Alternative Loan Trust
                                                 2004-10, 5.5%, 10/25/19                            3,788,144
          1,337,625                     B+/NR    MASTR Alternative Loan Trust
                                                 2004-13, 5.5%, 1/25/35                             1,367,251
          1,730,570       6.04          A+/NR    MASTR Alternative Loan Trust
                                                 2004-13, Floating Rate Note,
                                                 1/25/35                                            1,792,924
          8,383,929                     B-/NR    MASTR Alternative Loan Trust
                                                 2004-6, 6.0%, 7/25/34                              8,526,934

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 39

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          4,346,742                     A+/NR    MASTR Alternative Loan Trust 2005-1,
                                                 5.5%, 2/25/35                                $     4,339,713
          2,264,740       6.60          A-/NR    MASTR Seasoned Securitization Trust
                                                 2005-1, Floating Rate Note,
                                                 9/25/32                                            2,374,166
          3,071,641       0.66          A+/A3    Merrill Lynch Mortgage Investors Trust
                                                 Series MLCC 2004-A, Floating Rate
                                                 Note, 4/25/29                                      2,999,964
          1,524,786       2.44         BBB/B3    Merrill Lynch Mortgage Investors Trust
                                                 Series MLCC 2005-2, Floating Rate
                                                 Note, 10/25/35                                     1,508,563
          2,748,460       0.66       AA+/Baa2    Merrill Lynch Mortgage Investors Trust
                                                 Series MLCC 2005-A, Floating Rate
                                                 Note, 3/25/30                                      2,740,305
          3,346,321       5.24         AAA/NR    Merrill Lynch Mortgage Trust Class A4,
                                                 Floating Rate Note, 11/12/35                       3,395,562
          3,650,000       5.33          A+/NR    Merrill Lynch Mortgage Trust Class B,
                                                 Floating Rate Note, 11/12/35                       3,727,037
         11,000,000                     NR/NR    Morgan Stanley Re-REMIC Trust
                                                 2010-R9, 5.0%, 11/26/36 (144A)                    11,707,850
         14,009,894       0.98       AA+/Baa1    MortgageIT Trust 2004-1, Floating
                                                 Rate Note, 11/25/34                               13,529,033
          1,378,601       0.50       BBB+/Ba2    MortgageIT Trust 2005-3, Floating
                                                 Rate Note, 8/25/35                                 1,312,337
          1,301,000       4.45       BBB/Baa3    NorthStar 2012-1 Mortgage Trust,
                                                 Floating Rate Note, 8/25/29 (144A)                 1,322,749
          4,282,688       0.45         BB+/B2    Opteum Mortgage Acceptance Corp
                                                 Asset Backed Pass-Through
                                                 Certificates 2005-5, Floating Rate
                                                 Note, 12/25/35                                     4,184,649
          2,933,243                     NR/A2    PHH Mortgage Capital LLC, 6.6%,
                                                 12/25/27 (Step) (144A)                             2,870,451
          1,599,799       0.78          A+/A2    RAMP Series 2004-SL1 Trust,
                                                 Floating Rate Note, 10/25/31                       1,156,535
          2,334,579                   NR/Baa3    RCMC LLC, 5.623%, 11/15/44
                                                 (144A)                                             2,334,273
          6,471,326       1.60         B-/Ba1    RESI Finance LP, Floating Rate Note,
                                                 9/10/35 (144A)                                     5,698,262
            135,824       0.60        BBB+/NR    Residential Asset Securitization Trust
                                                 2003-A2, Floating Rate Note,
                                                 5/25/33                                              122,816
          1,826,064                     B-/NR    Residential Asset Securitization
                                                 Trust 2004-A10, 5.5%, 2/25/35                      1,866,546
          2,907,171       0.65        BBB+/NR    Residential Asset Securitization
                                                 Trust 2004-A7, Floating Rate Note,
                                                 10/25/34                                           2,576,242
          5,698,640                    CCC/NR    Residential Asset Securitization
                                                 Trust 2005-A9, 5.5%, 7/25/35                       5,683,938

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                        Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
             71,759                    CCC/NR    RFMSI Series 2005-S6 Trust,
                                                 5.25%, 8/25/35                               $        73,975
          1,478,911       0.82       AA+/Baa3    Sequoia Mortgage Trust 2003-5,
                                                 Floating Rate Note, 9/20/33                        1,459,781
          1,222,041       0.55         A+/Ba1    Sequoia Mortgage Trust 2004-8,
                                                 Floating Rate Note, 9/20/34                        1,184,797
          2,136,050       0.54        A+/Baa2    Sequoia Mortgage Trust 2004-9,
                                                 Floating Rate Note, 10/20/34                       2,102,992
          2,041,177       0.42       BBB+/Ba3    Sequoia Mortgage Trust 2005-2,
                                                 Floating Rate Note, 3/20/35                        1,899,579
          5,325,185       0.40       BBB+/Ba3    Sequoia Mortgage Trust 2005-3,
                                                 Floating Rate Note, 5/20/35                        4,809,046
          3,103,684                   NR/Baa3    SMA Issuer I LLC, 3.5%,
                                                 8/20/25 (144A)                                     3,117,126
          1,100,000       5.30         BBB/NR    Springleaf Mortgage Loan Trust
                                                 2012-3, Floating Rate Note,
                                                 12/25/59 (144A)                                    1,122,003
          1,339,136       0.94         A+/Ba1    Structured Asset Mortgage
                                                 Investments Trust 2003-AR2,
                                                 Floating Rate Note, 12/19/33                       1,253,290
          5,381,307       2.77        A+/Baa3    Structured Asset Securities Corp.,
                                                 Mortgage Certificates Series
                                                 2003-31A, Floating Rate Note,
                                                 10/25/33                                           5,477,998
          3,947,933       2.77       AA+/Baa1    Structured Asset Securities Corp.,
                                                 Mortgage Pass-Through Certificates
                                                 Series 2003-22A, Floating Rate
                                                 Note, 6/25/33                                      3,966,338
          1,971,226       2.60        A+/Baa3    Structured Asset Securities Corp.,
                                                 Mortgage Pass-Through Certificates
                                                 Series 2003-24A, Floating Rate
                                                 Note, 7/25/33                                      1,932,763
          5,888,587       0.85          NR/NR    Structured Asset Securities Corp.,
                                                 Reverse Mortgage Loan Trust
                                                 2002-RM1, Floating Rate Note,
                                                 10/25/37 (144A)                                    5,829,701
          2,189,398                   CC/Caa2    Structured Asset Securities Corp.,
                                                 Trust 2005-15, 6.0%, 8/25/35                       2,131,621
          4,567,280       1.82        AA+/Ba1    Thornburg Mortgage Securities Trust
                                                 Class II2A, Floating Rate Note,
                                                 3/25/44                                            4,546,772
          5,541,717       4.11        AAA/Ba1    Thornburg Mortgage Securities Trust
                                                 Class II4A, Floating Rate Note,
                                                 3/25/44                                            5,551,947
            750,000                   AAA/Aa1    Timberstar Trust, 5.668%,
                                                 10/15/36 (144A)                                      856,280
          6,646,000                     BB/B1    Timberstar Trust, 7.53%,
                                                 10/15/36 (144A)                                    6,868,781

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 41

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          3,600,000       5.61         AA-/NR    Wachovia Commercial Mortgage Securities,
                                                 Inc., Commercial Mortgage Pass
                                                 Through Certificates Series 03-C4,
                                                 Floating Rate Note, 4/15/35 (144A)           $     3,593,855
         16,507,075       2.44        BBB+/NR    WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 1/25/35                                           16,533,190
            466,990       0.64       BBB+/Ba3    WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 10/25/44                                             441,544
          2,494,505       4.73          NR/NR    WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 12/25/36                                           2,299,495
            906,340       2.21         NR/Ba3    WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 2/27/34                                              729,258
            716,602       2.43         A+/Ba3    WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 8/25/34                                              708,116
          5,487,182       2.47          B-/NR    WaMu Mortgage Pass Through
                                                 Certificates, Floating Rate Note,
                                                 8/25/35                                            5,380,670
          1,775,000       4.69          NR/A3    Wells Fargo Commercial Mortgage
                                                 Trust 2012-LC5, Floating Rate
                                                 Note, 10/15/45                                     1,890,258
          4,800,000       5.59          NR/A2    Wells Fargo Commercial Mortgage
                                                 Trust, Floating Rate Note,
                                                 11/15/43 (144A)                                    5,515,853
            940,622       4.49        A+/Baa1    Wells Fargo Mortgage Backed
                                                 Securities 2003-L Trust, Floating
                                                 Rate Note, 11/25/33                                  923,144
          2,016,147       2.65         AA+/A2    Wells Fargo Mortgage Backed
                                                 Securities 2004-V Trust, Floating
                                                 Rate Note, 10/25/34                                2,070,914
          2,981,368                  BBB+/Ba2    Wells Fargo Mortgage Backed
                                                 Securities 2005-9 Trust, 5.25%,
                                                 10/25/35                                           3,151,116
          1,326,268                    BB+/B1    Wells Fargo Mortgage Backed
                                                 Securities 2005-9 Trust, 5.5%,
                                                 10/25/35                                           1,360,702
          3,992,978       2.64          A+/NR    Wells Fargo Mortgage Backed
                                                 Securities 2005-AR10 Trust, Floating
                                                 Rate Note, 6/25/35                                 3,938,122
            671,049       5.00         NR/Ba2    Wells Fargo Mortgage Backed
                                                 Securities 2005-AR6 Trust, Floating
                                                 Rate Note, 4/25/35                                   684,048
         10,244,545                   NR/Caa1    Wells Fargo Mortgage Backed
                                                 Securities 2006-2 Trust, 5.75%,
                                                 3/25/36                                           10,248,397

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          6,665,142       2.63         NR/Ba2    Wells Fargo Mortgage Backed
                                                 Securities 2006-AR6 Trust, Floating
                                                 Rate Note, 3/25/36                           $     6,606,815
          4,850,000                    AA-/NR    WFDB Commercial Mortgage Trust,
                                                 5.914%, 7/5/24 (144A)                              4,976,444
          1,200,000       5.39          NR/A2    WFRBS Commercial Mortgage Trust
                                                 2011-C2, Floating Rate Note,
                                                 2/15/44 (144A)                                     1,352,335
          2,000,000       5.25        NR/Baa1    WFRBS Commercial Mortgage
                                                 Trust 2011-C4, Floating Rate Note,
                                                 6/15/44 (144A)                                     2,118,486
                                                                                              ---------------
                                                                                              $   505,246,559
                                                                                              ---------------
                                                 Total Banks                                  $   505,246,559
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 1.7%
                                                 Other Diversified Financial
                                                 Services -- 1.6%
          6,847,100       3.16         NR/Ba2    Banc of America Mortgage 2003-I
                                                 Trust, Floating Rate Note, 10/25/33          $     6,944,856
          1,425,734       3.00         AA+/NR    Banc of America Mortgage 2004-E
                                                 Trust, Floating Rate Note, 6/25/34                 1,424,589
          2,488,818       5.07        BBB+/NR    Banc of America Mortgage 2005-H
                                                 Trust, Floating Rate Note, 9/25/35                 2,493,572
          5,946,605                     A+/NR    Banc of America Mortgage Trust
                                                 2004-11, 5.75%, 1/25/35                            6,095,669
            762,381                    BB+/NR    Banc of America Mortgage Trust
                                                 2004-7, 4.5%, 8/25/19                                774,701
            377,940                  AA+/Baa1    Banc of America Mortgage Trust
                                                 2005-9, 4.75%, 10/25/20                              380,899
          2,489,318       2.66       AA+/Baa1    Bear Stearns ALT-A Trust 2003-5,
                                                 Floating Rate Note, 12/25/33                       2,507,929
            793,469       0.70       AAA/Baa2    Bear Stearns ALT-A Trust 2005-2,
                                                 Floating Rate Note, 3/25/35                          764,508
            507,982                  CCC/Caa1    ChaseFlex Trust Series 2005-2,
                                                 5.0%, 5/25/20                                        503,221
              8,196                     NR/B1    Citicorp Mortgage Securities Trust
                                                 Series 2006-1, 5.0%, 2/25/36                           8,680
            821,037                     NR/B2    Citicorp Mortgage Securities Trust
                                                 Series 2006-3, 6.25%, 6/25/36                        823,305
            279,911                    NR/Ba1    Citicorp Mortgage Securities Trust
                                                 Series 2007-2, 5.5%, 2/25/22                         285,317
          3,269,647       0.32       BBB+/Aaa    Commercial Mortgage Pass-Through
                                                 Certificates Series 2007-TFL1, Floating
                                                 Rate Note, 2/15/22 (144A)                          3,237,533
            119,927                   AAA/Aaa    Commercial Mortgage Trust 2003-C1,
                                                 4.111%, 7/5/35                                       119,902
            931,376                   NR/Caa1    CSMC Mortgage-Backed Trust 2007-3,
                                                 5.0%, 4/25/37                                        925,295

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 43

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
          8,813,000       3.56          NR/NR    CSMC Series 2010-16, Floating Rate
                                                 Note, 6/25/50 (144A)                         $     8,656,428
          2,950,000       5.56           A/A2    DBUBS 2011-LC1 Mortgage Trust,
                                                 Floating Rate Note, 11/10/46
                                                 (144A)                                             3,409,976
          6,767,000       5.42         NR/Aa2    DBUBS 2011-LC3 Mortgage Trust,
                                                 Floating Rate Note, 8/10/44 (144A)                 7,878,020
          2,842,000       2.15          NR/NR    Del Coronado Trust, Floating Rate
                                                 Note, 3/15/26 (144A)                               2,842,000
          6,524,199       0.40       BB+/Baa2    Impac Secured Assets Trust 2006-5,
                                                 Floating Rate Note, 12/25/36                       5,976,427
          3,697,083                    B-/Ba2    JP Morgan Mortgage Trust 2004-S1,
                                                 6.0%, 9/25/34                                      3,796,013
          1,787,773       3.00          NR/NR    La Hipotecaria Panamanian Mortgage
                                                 Trust 2010-1, Floating Rate Note,
                                                 9/8/39 (144A)                                      1,868,223
          4,920,000       5.49          NR/A2    LSTAR Commercial Mortgage Trust,
                                                 Floating Rate Note, 6/25/43 (144A)                 5,292,237
          5,674,428       2.53        BBB+/NR    Merrill Lynch Mortgage Investors Trust
                                                 Series MLMI 2005-A2, Floating Rate
                                                 Note, 2/25/35                                      5,755,561
          5,000,000                     A+/NR    Morgan Stanley Capital I Trust
                                                 2007-HQ13, 5.569%, 12/15/44                        5,584,595
            340,000                    BB+/NR    Morgan Stanley Capital I Trust
                                                 2007-IQ13, 5.406%, 3/15/44                           377,858
          2,350,000       0.80          A+/A1    Morgan Stanley Capital I, Inc., Class B,
                                                 Floating Rate Note, 12/15/20 (144A)                2,306,701
          3,500,000       0.90        BBB+/A3    Morgan Stanley Capital I, Inc., Class C,
                                                 Floating Rate Note, 12/15/20 (144A)                3,414,862
          2,983,095       0.30        AA+/Aaa    Morgan Stanley Capital I, Inc.,
                                                 Floating Rate Note, 10/15/20 (144A)                2,955,051
            844,700                    AA+/A1    RALI Series 2002-QS14 Trust,
                                                 5.5%, 9/25/32                                        864,031
            439,708                    A+/Aa3    RALI Series 2003-QS1 Trust,
                                                 5.0%, 1/25/33                                        448,371
            918,772                    BB+/B1    RALI Series 2003-QS11 Trust,
                                                 5.25%, 6/25/33                                       861,678
            932,778                    NR/Ba1    RALI Series 2003-QS14 Trust,
                                                 5.0%, 7/25/18                                        952,800
          3,527,421                     NR/B3    RALI Series 2004-QS16 Trust,
                                                 5.5%, 12/25/34                                     3,475,593
            840,848                    NR/Ba3    RALI Series 2004-QS3 Trust,
                                                 5.0%, 3/25/19                                        876,094
          2,727,099       0.70         BB+/NR    RALI Series 2004-QS4 Trust,
                                                 Floating Rate Note, 3/25/34                        2,593,861
          2,000,000                     B+/B1    RALI Series 2004-QS5 Trust,
                                                 5.75%, 4/25/34                                     2,000,210

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
          1,388,583       0.80        BB+/Ba3    RALI Series 2004-QS5 Trust,
                                                 Floating Rate Note, 4/25/34                  $     1,330,964
          1,352,262       3.00        BB+/Ba2    Structured Adjustable Rate Mortgage
                                                 Loan Trust Class 1A1, Floating Rate
                                                 Note, 3/25/34                                      1,320,863
          6,045,320       2.51        A+/Baa1    Structured Adjustable Rate Mortgage
                                                 Loan Trust Class A1, Floating Rate
                                                 Note, 3/25/34                                      5,961,223
          3,174,058       2.58        BBB-/B3    Structured Adjustable Rate Mortgage
                                                 Loan Trust, Floating Rate Note,
                                                 1/25/35                                            3,071,000
             34,145       2.65       AA+/Baa3    Structured Adjustable Rate Mortgage
                                                 Loan Trust, Floating Rate Note,
                                                 2/25/34                                               33,671
          2,202,989                     NR/NR    Vericrest Opportunity Loan Transferee,
                                                 2.487%, 2/26/52 (144A)                             2,209,378
          2,250,000                     NR/NR    Vericrest Opportunity Loan Transferee,
                                                 6.414%, 2/26/52 (144A)                             2,278,125
                                                                                              ---------------
                                                                                              $   115,681,790
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.0%+
             34,789                    AAA/NR    COBALT CMBS Commercial Mortgage
                                                 Trust 2006-C1, 5.174%, 8/15/48               $        34,872
CAD         495,003       4.71        AAA/Aaa    Merrill Lynch Financial Assets, Inc.,
                                                 Floating Rate Note, 3/12/49                          517,227
          1,279,571                  BB+/Baa2    Spirit Master Funding LLC, 5.74%,
                                                 3/20/25 (144A)                                     1,315,359
                                                                                              ---------------
                                                                                              $     1,867,458
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.1%
          4,052,753       5.10         CCC/NR    GMACM Mortgage Loan Trust
                                                 2005-AR2, Floating Rate Note,
                                                 5/25/35                                      $     3,979,831
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.0%+
          1,314,092       2.81          NR/NR    Jefferies & Co., Inc., Floating Rate
                                                 Note, 5/26/37 (144A)                         $     1,318,056
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- 0.0%+
          3,707,316       7.40      BBB+/Baa2    Bear Stearns Commercial Mortgage
                                                 Securities Trust 2002 Top6, Floating
                                                 Rate Note, 10/15/36 (144A)                   $     3,816,727
                                                                                              ---------------
                                                 Total Diversified Financials                 $   126,663,862
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 1.2%
                                                 Mortgage REIT -- 1.2%
          4,145,523       2.45        AA+/Ba1    American Home Mortgage Investment
                                                 Trust 2005-1, Floating Rate Note,
                                                 6/25/45                                      $     4,091,378

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 45

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Mortgage REIT -- (continued)
          1,188,612                     CC/NR    Credit Suisse First Boston Mortgage
                                                 Securities Corp., 5.0%, 8/25/20              $     1,210,757
          4,488,383       6.01      CCC-/Caa1    Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 11/15/36 (144A)                                    4,224,327
          3,045,092       2.69       BBB+/Ba1    Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 11/25/33                                           2,995,037
             12,392       1.70          NR/WR    Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 8/25/33                                               11,838
          2,750,000       3.49          NR/A2    FREMF Mortgage Trust Class B,
                                                 Floating Rate Note, 11/25/46 (144A)                2,885,627
          3,661,000       3.82          NR/NR    FREMF Mortgage Trust Class B,
                                                 Floating Rate Note, 6/25/47 (144A)                 3,844,606
          4,100,000       4.29          A-/NR    FREMF Mortgage Trust Class B,
                                                 Floating Rate Note, 7/25/48 (144A)                 4,419,234
          3,600,000       3.49        NR/Baa1    FREMF Mortgage Trust Class C,
                                                 Floating Rate Note, 11/25/46 (144A)                3,620,776
          2,435,000       3.82          NR/NR    FREMF Mortgage Trust Class C,
                                                 Floating Rate Note, 6/25/47 (144A)                 2,428,783
          4,775,000       4.29         BBB/NR    FREMF Mortgage Trust Class C,
                                                 Floating Rate Note, 7/25/48 (144A)                 4,955,681
          3,953,000       4.35          NR/A3    FREMF Mortgage Trust, Floating Rate
                                                 Note, 1/25/46 (144A)                               4,244,716
          5,600,000       4.60          NR/NR    FREMF Mortgage Trust, Floating Rate
                                                 Note, 11/25/49 (144A)                              6,117,042
          2,400,000       4.42          A+/NR    FREMF Mortgage Trust, Floating Rate
                                                 Note, 12/25/48 (144A)                              2,589,646
             25,000       3.76          NR/NR    FREMF Mortgage Trust, Floating Rate
                                                 Note, 2/25/45 (144A)                                 25,419
          2,200,000       5.16         AA-/A3    FREMF Mortgage Trust, Floating Rate
                                                 Note, 2/25/47 (144A)                               2,485,122
          1,000,000       3.31        A-/Baa2    FREMF Mortgage Trust, Floating Rate
                                                 Note, 3/25/45 (144A)                                 992,170
          3,900,000       5.44          NR/A3    FREMF Mortgage Trust, Floating Rate
                                                 Note, 4/25/20 (144A)                               4,475,593
          6,175,000       4.77          NR/A3    FREMF Mortgage Trust, Floating Rate
                                                 Note, 4/25/44 (144A)                               6,797,675
          6,500,000       3.87          NR/NR    FREMF Mortgage Trust, Floating Rate
                                                 Note, 5/25/45 (144A)                               6,671,866
          5,450,000       4.89          NR/A3    FREMF Mortgage Trust, Floating Rate
                                                 Note, 7/25/44 (144A)                               6,078,559
          1,980,000       5.16          A+/NR    FREMF Mortgage Trust, Floating Rate
                                                 Note, 9/25/43                                      2,247,116
          5,065,000       4.16        NR/Baa2    FREMF Mortgage Trust, Floating Rate
                                                 Note, 9/25/44 (144A)                               5,231,178

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Mortgage REIT -- (continued)
          4,160,000       5.16          NR/NR    FREMF Mortgage Trust, Floating Rate
                                                 Note, 9/25/45 (144A)                         $     4,705,110
                                                                                              ---------------
                                                                                              $    87,349,256
                                                                                              ---------------
                                                 Total Real Estate                            $    87,349,256
-------------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT -- 0.9%
          3,401,649                     NR/NR    Fannie Mae REMICS, 3.5%,
                                                 1/25/29 (f)                                  $       188,794
          4,635,000                     NR/NR    Fannie Mae REMICS, 4.5%,
                                                 6/25/29                                            5,152,572
          1,258,415                     NR/NR    Fannie Mae REMICS, 5.0%,
                                                 9/25/39                                            1,291,840
          6,445,263                     NR/NR    Freddie Mac REMICS, 5.0%,
                                                 6/15/34                                            6,662,855
          3,622,745       0.45          NR/NR    Freddie Mac REMICS, Floating Rate
                                                 Note, 11/15/36                                     3,622,916
          8,680,651                     NR/NR    Government National Mortgage
                                                 Association, 3.0%, 4/20/41                         9,100,378
          9,820,000                     NR/NR    Government National Mortgage
                                                 Association, 4.5%, 9/20/39                        11,130,214
          1,575,000                     NR/NR    Government National Mortgage
                                                 Association, 4.973%, 4/16/42                       1,778,427
         56,876,728       1.63          NR/NR    Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 10/16/43 (f)                                       3,773,202
         27,402,340       1.28         NR/Aaa    Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 10/16/52 (f)                                       1,584,622
         49,818,654       1.03          NR/NR    Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 2/16/53 (f)                                        4,409,100
         46,911,221       1.17          NR/NR    Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 3/16/51 (f)                                        1,899,107
         35,443,460       1.05          NR/NR    Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 3/16/53 (f)                                        3,017,444
         18,659,534       1.27          NR/NR    Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 4/16/51 (f)                                        1,073,184
         54,680,329       1.10          NR/NR    Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 8/16/52 (f)                                        4,282,399

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 47

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Government -- (continued)
         54,271,608       1.07          NR/NR    Government National Mortgage
                                                 Association, Floating Rate Note,
                                                 9/16/52 (f)                                  $     4,892,477
                                                                                              ---------------
                                                                                              $    63,859,531
                                                                                              ---------------
                                                 Total Government                             $    63,859,531
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED
                                                 MORTGAGE OBLIGATIONS
                                                 (Cost $763,437,821)                          $   784,683,435
-------------------------------------------------------------------------------------------------------------
                                                 CORPORATE BONDS -- 44.0%
                                                 ENERGY -- 3.8%
                                                 Oil & Gas Drilling -- 0.1%
          4,500,000                     B-/B3    Offshore Group Investment, Ltd.,
                                                 7.5%, 11/1/19 (144A)                         $     4,770,000
          2,350,000                 BBB+/Baa1    Pride International, Inc., 6.875%,
                                                 8/15/20                                            2,946,169
                                                                                              ---------------
                                                                                              $     7,716,169
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment &
                                                 Services -- 0.3%
             95,000                   BB-/Ba3    Cie Generale de Geophysique --
                                                 Veritas SA, 9.5%, 5/15/16                    $        99,750
          1,710,000                      B/B3    Expro Finance Luxembourg SCA,
                                                 8.5%, 12/15/16 (144A)                              1,812,600
          7,400,000                    BB/Ba3    Exterran Holdings, Inc., 7.25%,
                                                 12/1/18                                            7,955,000
             90,000                  BBB-/Ba2    SESI LLC, 7.125%, 12/15/21                           100,688
          3,825,000                 BBB-/Baa2    Weatherford International, Ltd.,
                                                 Bermuda, 5.95%, 4/15/42                            3,942,473
          4,170,000                 BBB-/Baa2    Weatherford International, Ltd.,
                                                 Bermuda, 9.625%, 3/1/19                            5,446,233
                                                                                              ---------------
                                                                                              $    19,356,744
-------------------------------------------------------------------------------------------------------------
                                                 Integrated Oil & Gas -- 0.0%+
            100,000                    BBB/A3    Petrobras International Finance Co. --
                                                 Pifco, 7.875%, 3/15/19                       $       121,664
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- 1.7%
          5,605,000                     B-/B3    Carrizo Oil & Gas, Inc., 8.625%,
                                                 10/15/18                                     $     6,137,475
          3,575,000                     B-/B3    Chaparral Energy, Inc., 7.625%,
                                                 11/15/22                                           3,905,688
          5,125,000                    BB+/B1    Concho Resources, Inc., 6.5%,
                                                 1/15/22                                            5,586,250
          2,253,000                     BB/B1    Denbury Resources, Inc., 8.25%,
                                                 2/15/20                                            2,523,360

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- (continued)
          3,230,000                     NR/A1    Dolphin Energy, Ltd., 5.5%,
                                                 12/15/21 (144A)                              $     3,734,688
             40,000                    B+/Ba3    EP Energy LLC, 6.875%, 5/1/19                         43,800
          9,850,000                      B/B2    EP Energy LLC, 9.375%, 5/1/20                     11,376,750
          4,150,000                      B/B3    EPE Holdings LLC, 8.125%,
                                                 12/15/17 (144A) (PIK)                              4,357,500
            765,000                  BBB/Baa1    Gazprom OAO Via Gaz Capital SA,
                                                 8.146%, 4/11/18 (144A)                               924,694
          5,768,000                   BB-/Ba3    Hilcorp Energy I LP, 7.625%,
                                                 4/15/21 (144A)                                     6,344,800
          1,900,000                     B-/B3    Kodiak Oil & Gas Corp., 5.5%,
                                                 1/15/21 (144A)                                     1,990,250
             85,000                     B-/B3    Kodiak Oil & Gas Corp., 8.125%,
                                                 12/1/19                                               96,050
            100,000                      B/B2    Linn Energy LLC, 6.25%, 11/1/19
                                                 (144A)                                               102,250
          3,374,000                      B/B2    Linn Energy LLC, 8.625%, 4/15/20                   3,719,835
          4,700,000                     NR/NR    National JSC Naftogaz of Ukraine,
                                                 9.5%, 9/30/14                                      4,823,140
          6,125,000                  BBB-/Ba1    Newfield Exploration Co., 5.625%,
                                                 7/1/24                                             6,324,062
NOK      15,000,000                     NR/NR    Norwegian Energy Co., AS, 12.9%,
                                                 11/20/14                                           2,653,623
         15,700,000                 BBB-/Baa3    Novatek OAO via Novatek Finance,
                                                 Ltd., 4.422%, 12/13/22 (144A)                     15,562,625
          3,220,000                 CCC+/Caa1    PetroBakken Energy, Ltd., 8.625%,
                                                 2/1/20 (144A)                                      3,284,400
            165,000                      B/B1    Plains Exploration & Production Co.,
                                                 6.75%, 2/1/22                                        183,769
          4,060,000                      B/B1    Plains Exploration & Production Co.,
                                                 8.625%, 10/15/19                                   4,608,100
             75,000                   BB+/Ba1    QEP Resources, Inc., 5.25%, 5/1/23                    76,875
          2,220,000                  CCC/Caa1    Quicksilver Resources, Inc., 7.125%,
                                                 4/1/16                                             1,875,900
          4,710,000                     B-/B3    Samson Investment Co., 9.75%,
                                                 2/15/20 (144A)                                     5,004,375
          1,960,000                     B-/B2    SandRidge Energy, Inc., 7.5%,
                                                 3/15/21                                            2,038,400
          6,000,000                     B-/B3    Stone Energy Corp., 8.625%, 2/1/17                 6,480,000
          3,094,159                   NR/Baa2    Tengizchevoil Finance Co., SARL,
                                                 6.124%, 11/15/14 (144A)                            3,186,984
          1,395,000                 BBB-/Baa2    TNK-BP Finance SA, 6.625%,
                                                 3/20/17 (144A)                                     1,576,350
          1,770,000                 BBB-/Baa2    TNK-BP Finance SA, 7.25%,
                                                 2/2/20 (144A)                                      2,124,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 49

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- (continued)
          4,160,000                 BBB-/Baa2    TNK-BP Finance SA, 7.5%,
                                                 7/18/16 (144A)                               $     4,766,528
          1,250,000                 BBB-/Baa2    TNK-BP Finance SA, 7.875%,
                                                 3/13/18 (144A)                                     1,500,000
          3,650,000                      B/B3    Vanguard Natural Resources LLC,
                                                 7.875%, 4/1/20                                     3,914,625
          3,170,000                      B/B3    W&T Offshore, Inc., 8.5%, 6/15/19                  3,447,375
                                                                                              ---------------
                                                                                              $   124,274,521
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining &
                                                 Marketing -- 0.4%
          1,600,000                      A/A2    Motiva Enterprises LLC, 5.75%,
                                                 1/15/20 (144A)                               $     1,920,904
          3,125,000                  BBB/Baa2    Reliance Holdings USA, Inc., 4.5%,
                                                 10/19/20 (144A)                                    3,275,838
          3,690,000                  BBB/Baa2    Spectra Energy Capital LLC, 6.2%,
                                                 4/15/18                                            4,457,048
             25,000                 BBB-/Baa3    Sunoco, Inc., 9.625%, 4/15/15                         29,038
          9,480,000                   BB+/Ba1    Tesoro Corp., 5.375%, 10/1/22                      9,882,900
          2,410,000                   BB+/Ba1    Tesoro Corp., 9.75%, 6/1/19                        2,717,275
          4,414,000                  BBB/Baa2    Valero Energy Corp., 9.375%,
                                                 3/15/19                                            6,021,932
                                                                                              ---------------
                                                                                              $    28,304,935
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- 1.1%
          1,770,000                 BBB-/Baa3    Buckeye Partners LP, 6.05%,
                                                 1/15/18                                      $     2,016,837
          4,290,000                  BBB/Baa2    DCP Midstream LLC, 9.75%,
                                                 3/15/19 (144A)                                     5,649,823
          3,886,000       7.00      BBB-/Baa2    Enterprise Products Operating LLC,
                                                 Floating Rate Note, 6/1/67                         4,196,880
          3,683,000       8.38      BBB-/Baa2    Enterprise Products Operating LLC,
                                                 Floating Rate Note, 8/1/66                         4,235,450
NOK      32,000,000       7.07          NR/NR    Golar LNG Partners LP, Floating Rate
                                                 Note, 10/12/17                                     5,576,704
         11,960,000                  BBB/Baa2    Kinder Morgan Energy Partners LP,
                                                 4.15%, 3/1/22                                     12,825,964
          5,225,000                  BBB/Baa2    Kinder Morgan Energy Partners LP,
                                                 5.95%, 2/15/18                                     6,229,569
          5,100,000                  BBB/Baa2    Plains All American Pipeline LP,
                                                 6.125%, 1/15/17                                    5,983,789
          5,090,000                      A/A3    Questar Pipeline Co., 5.83%, 2/1/18                5,943,313
          4,234,000       3.32         BB/Ba1    Southern Union Co., Floating Rate
                                                 Note, 11/1/66                                      3,715,335
          2,140,000                  BBB/Baa2    Spectra Energy Capital LLC, 6.75%,
                                                 7/15/18                                            2,519,544

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- (continued)
         10,390,000                 BBB-/Baa3    Sunoco Logistics Partners Operations
                                                 LP, 6.1%, 2/15/42                            $    11,795,871
          8,880,000                 BBB-/Baa3    The Williams Companies, Inc., 7.75%,
                                                 6/15/31                                           11,063,885
          1,650,000                  BBB/Baa1    Transcontinental Gas Pipe Line Co.,
                                                 LLC, 4.45%, 8/1/42                                 1,633,891
                                                                                              ---------------
                                                                                              $    83,386,855
-------------------------------------------------------------------------------------------------------------
                                                 Coal & Consumable Fuels -- 0.2%
          4,260,000                     B+/B2    Alpha Natural Resources, Inc.,
                                                 6.0%, 6/1/19                                 $     3,929,850
          1,860,000                     B+/B2    Alpha Natural Resources, Inc.,
                                                 6.25%, 6/1/21                                      1,674,000
          3,650,000                      B/B2    Bumi Capital Pte, Ltd., 12.0%,
                                                 11/10/16 (144A)                                    3,275,875
          2,425,000                      B/B2    Bumi Investment Pte, Ltd., 10.75%,
                                                 10/6/17 (144A)                                     2,049,125
                                                                                              ---------------
                                                                                              $    10,928,850
                                                                                              ---------------
                                                 Total Energy                                 $   274,089,738
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 4.1%
                                                 Commodity Chemicals -- 0.4%
          4,385,000                   BBB-/WR    Basell Finance Co., BV, 8.1%,
                                                 3/15/27 (144A)                               $     5,875,900
          2,690,000                 BBB-/Baa3    Braskem Finance, Ltd., 7.375%,
                                                 10/29/49 (Perpetual) (144A)                        2,790,875
          3,590,000                   CCC+/B3    Hexion US Finance Corp., 8.875%,
                                                 2/1/18                                             3,715,650
          9,845,000                 BBB-/Baa3    LyondellBasell Industries NV, 5.0%,
                                                 4/15/19                                           11,124,850
          3,875,000                    BB-/B1    Rain CII Carbon LLC, 8.0%,
                                                 12/1/18 (144A)                                     4,097,812
                                                                                              ---------------
                                                                                              $    27,605,087
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Chemicals -- 0.1%
          4,140,000                  BBB/Baa2    Eastman Chemical Co., 4.8%,
                                                 9/1/42                                       $     4,298,558
          2,825,000                     B+/B1    Ineos Finance Plc, 9.0%,
                                                 5/15/15 (144A)                                     2,973,312
EURO      2,450,000                 CCC+/Caa1    INEOS Group Holdings SA, 7.875%,
                                                 2/15/16 (144A)                                     3,164,827
                                                                                              ---------------
                                                                                              $    10,436,697
-------------------------------------------------------------------------------------------------------------
                                                 Fertilizers & Agricultural
                                                 Chemicals -- 0.1%
          3,650,000                     BB/NR    EuroChem Mineral & Chemical Co
                                                 OJSC via EuroChem GI, Ltd., 5.125%,
                                                 12/12/17 (144A)                              $     3,704,750

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 51

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Fertilizers & Agricultural
                                                 Chemicals -- (continued)
          5,550,000                   NR/Baa3    Phosagro OAO via Phosagro Bond
                                                 Funding, Ltd., 4.204%, 2/13/18
                                                 (144A)                                       $     5,529,188
                                                                                              ---------------
                                                                                              $     9,233,938
-------------------------------------------------------------------------------------------------------------
                                                 Construction Materials -- 0.3%
             70,000                    C/Caa3    AGY Holding Corp., 11.0%,
                                                 11/15/14                                     $        35,700
          5,098,000                      B/NR    Cemex Espana Luxembourg SA,
                                                 9.875%, 4/30/19 (144A)                             5,868,818
          3,375,000                      B/NR    Cemex SAB de CV, 9.0%, 1/11/18
                                                 (144A)                                             3,737,812
          4,700,000       5.28           B/NR    Cemex SAB de CV, Floating Rate
                                                 Note, 9/30/15 (144A)                               4,870,375
          1,900,000                  BBB/Baa2    Holcim US Finance Sarl & Cie SCS,
                                                 6.0%, 12/30/19 (144A)                              2,219,578
          1,680,000                   B-/Caa2    Texas Industries, Inc., 9.25%,
                                                 8/15/20                                            1,835,400
          1,950,000                    BBB/NR    Voto-Votorantim Overseas Trading
                                                 Operations NV, 6.625%, 9/25/19
                                                 (144A)                                             2,242,500
                                                                                              ---------------
                                                                                              $    20,810,183
-------------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- 0.5%
          1,790,000                     B-/B3    AEP Industries, Inc., 8.25%,
                                                 4/15/19                                      $     1,946,625
EURO        100,000                   CCC+/B3    Ardagh Glass Finance Plc, 8.75%,
                                                 2/1/20 (144A)                                        133,985
EURO      1,070,000                    B+/Ba3    Ardagh Glass Finance Plc, 9.25%,
                                                 7/1/16 (144A)                                      1,457,644
          8,600,000                   CCC+/B3    Ardagh Packaging Finance Plc,
                                                 7.0%, 11/15/20 (144A)                              8,836,500
          7,250,000                   CCC+/B3    Ardagh Packaging Finance Plc,
                                                 9.125%, 10/15/20 (144A)                            8,029,375
EURO     11,058,000                   CCC+/B3    Ardagh Packaging Finance Plc,
                                                 9.25%, 10/15/20 (144A)                            15,312,255
                                                                                              ---------------
                                                                                              $    35,716,384
-------------------------------------------------------------------------------------------------------------
                                                 Paper Packaging -- 0.1%
          2,925,000                   BB+/Ba3    Graphic Packaging International,
                                                 Inc., 7.875%, 10/1/18                        $     3,224,812
EURO      3,425,000                 BBB-/Baa3    Mondi Consumer Packaging
                                                 International AG, 9.75%,
                                                 7/15/17 (144A)                                     5,006,154
             30,000                      B/B3    Plastipak Holdings, Inc., 10.625%,
                                                 8/15/19 (144A)                                        34,350
            675,000                    BB-/B1    Sealed Air Corp., 8.125%,
                                                 9/15/19 (144A)                                       763,594
                                                                                              ---------------
                                                                                              $     9,028,910
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Aluminum -- 0.1%
          5,495,000                 BBB-/Baa3    Alcoa, Inc., 6.15%, 8/15/20                  $     5,982,720
              1,006       4.52      CCC+/Caa1    Noranda Aluminum Acquisition Corp.,
                                                 Floating Rate Note, 5/15/15                            1,006
                                                                                              ---------------
                                                                                              $     5,983,726
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 1.0%
          3,900,000                 BBB-/Baa2    AngloGold Ashanti Holdings Plc,
                                                 5.125%, 8/1/22                               $     3,953,422
          6,715,000                 BBB-/Baa2    AngloGold Ashanti Holdings Plc,
                                                 5.375%, 4/15/20                                    7,107,666
         11,200,000                  BBB/Baa3    Freeport-McMoRan Copper & Gold,
                                                 Inc., 3.875%, 3/15/23 (144A)                      11,232,402
         27,140,000                   BB+/Ba1    Gold Fields Orogen Holding BVI,
                                                 Ltd., 4.875%, 10/7/20 (144A)                      26,665,050
         11,775,000                    BB-/B1    KGHM International, Ltd., 7.75%,
                                                 6/15/19 (144A)                                    12,363,750
          1,645,000                  BBB/Baa2    Southern Copper Corp., 5.375%,
                                                 4/16/20                                            1,867,800
          3,635,000                    BB/Ba3    Vedanta Resources Plc, 8.25%,
                                                 6/7/21 (144A)                                      4,143,900
          4,040,000                    BB/Ba3    Vedanta Resources Plc, 9.5%,
                                                 7/18/18 (144A)                                     4,726,800
          3,360,000                 BBB-/Baa3    Volcan Cia Minera SAA, 5.375%,
                                                 2/2/22 (144A)                                      3,561,600
                                                                                              ---------------
                                                                                              $    75,622,390
-------------------------------------------------------------------------------------------------------------
                                                 Gold -- 0.1%
          2,400,000                    BB/Ba3    Eldorado Gold Corp., 6.125%,
                                                 12/15/20 (144A)                              $     2,490,000
          7,300,000                 BBB+/Baa2    Goldcorp, Inc., 3.7%, 3/15/23                      7,330,784
                                                                                              ---------------
                                                                                              $     9,820,784
-------------------------------------------------------------------------------------------------------------
                                                 Precious Metals & Minerals -- 0.1%
          3,175,000                   BB-/Ba3    ALROSA Finance SA, 7.75%,
                                                 11/3/20 (144A)                               $     3,717,766
            100,000                   BB-/Ba3    ALROSA Finance SA, 8.875%,
                                                 11/17/14 (144A)                                      110,210
                                                                                              ---------------
                                                                                              $     3,827,976
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- 1.1%
          3,645,000                 BBB-/Baa3    Allegheny Technologies, Inc.,
                                                 9.375%, 6/1/19                               $     4,692,478
          3,050,000                   BB+/Ba1    ArcelorMittal SA, 5.75%, 8/5/20                    3,217,750
         10,385,000                   BB+/Ba1    ArcelorMittal SA, 6.0%, 3/1/21                    10,918,363
          5,470,000                   BB+/Ba1    ArcelorMittal SA, 6.125%, 6/1/18                   5,907,600
            150,000                    B/Caa1    Atkore International, Inc., 9.875%,
                                                 1/1/18                                               164,625

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 53

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- (continued)
          5,425,000                   BB+/Ba2    Commercial Metals Co., 7.35%,
                                                 8/15/18                                      $     6,021,750
          5,660,000                      B/B3    Essar Steel Algoma, Inc., 9.375%,
                                                 3/15/15 (144A)                                     5,433,600
          2,815,000                  CCC/Caa2    Essar Steel Algoma, Inc., 9.875%,
                                                 6/15/15 (144A)                                     2,287,188
          8,725,000                    B/Caa1    Ferrexpo Finance Plc, 7.875%,
                                                 4/7/16 (144A)                                      8,703,188
          5,200,000                 BBB-/Baa3    Hyundai Steel Co., 4.625%,
                                                 4/21/16 (144A)                                     5,608,933
          5,555,000                     NR/B3    Metinvest BV, 10.25%, 5/20/15
                                                 (144A)                                             5,872,746
          5,675,000                     NR/B3    Metinvest BV, 8.75%, 2/14/18
                                                 (144A)                                             5,805,525
          7,600,000                    BBB/NR    Samarco Mineracao SA, 4.125%,
                                                 11/1/22 (144A)                                     7,394,800
          4,738,000                      B/B3    Severstal Columbus LLC, 10.25%,
                                                 2/15/18                                            5,128,885
                                                                                              ---------------
                                                                                              $    77,157,431
-------------------------------------------------------------------------------------------------------------
                                                 Forest Products -- 0.0%+
          1,562,757                     NR/NR    Emerald Plantation Holdings, Ltd.,
                                                 6.0%, 1/15/20                                $     1,101,744
-------------------------------------------------------------------------------------------------------------
                                                 Paper Products -- 0.2%
          8,625,000                  BBB/Baa3    Inversiones CMPC SA, 4.5%,
                                                 4/25/22 (144A)                               $     8,792,687
          2,100,000                    BB/Ba2    Sappi Papier Holding GmbH,
                                                 6.625%, 4/15/21 (144A)                             2,168,250
                                                                                              ---------------
                                                                                              $    10,960,937
                                                                                              ---------------
                                                 Total Materials                              $   297,306,187
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 2.4%
                                                 Building Products -- 0.4%
          3,665,000                   BB+/Ba3    Building Materials Corp. of America,
                                                 6.75%, 5/1/21 (144A)                         $     4,004,012
          3,438,000                  BBB-/Ba3    Masco Corp., 5.85%, 3/15/17                        3,799,684
          6,875,000                  BBB-/Ba3    Masco Corp., 5.95%, 3/15/22                        7,733,227
         14,465,000                  BBB-/Ba3    Masco Corp., 7.125%, 3/15/20                      16,886,701
                                                                                              ---------------
                                                                                              $    32,423,624
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Engineering -- 0.4%
         10,335,000                      A/A2    ABB Finance USA, Inc., 4.375%,
                                                 5/8/42                                       $    10,851,182
          3,400,000                   BB-/Ba3    Dycom Investments, Inc., 7.125%,
                                                 1/15/21                                            3,638,000
            100,000                   BB-/Ba3    Dycom Investments, Inc., 7.125%,
                                                 1/15/21 (144A)                                       106,750

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Engineering -- (continued)
          3,400,000                     B+/B1    Empresas ICA SAB de CV, 8.375%,
                                                 7/24/17 (144A)                               $     3,638,000
          8,825,000                     B+/B1    Empresas ICA SAB de CV, 8.9%,
                                                 2/4/21 (144A)                                      9,476,285
                                                                                              ---------------
                                                                                              $    27,710,217
-------------------------------------------------------------------------------------------------------------
                                                 Electrical Components &
                                                 Equipment -- 0.1%
          3,349,000                      B/B3    Coleman Cable, Inc., 9.0%,
                                                 2/15/18                                      $     3,625,292
          3,100,000                      A/A2    Thomas & Betts Corp., 5.625%,
                                                 11/15/21                                           3,745,404
          3,600,000                      B/B3    WireCo WorldGroup, Inc., 9.5%,
                                                 5/15/17                                            3,762,000
                                                                                              ---------------
                                                                                              $    11,132,696
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.2%
          2,950,000                   BB-/Ba2    Boart Longyear Management Pty,
                                                 Ltd., 7.0%, 4/1/21 (144A)                    $     3,045,875
EURO      1,120,000                   BB-/Ba3    Mark IV Europe Lux SCA, 8.875%,
                                                 12/15/17 (144A)                                    1,547,299
          2,600,000                   CCC+/B3    Park-Ohio Industries, Inc., 8.125%,
                                                 4/1/21                                             2,827,500
          4,485,000                 BBB+/Baa2    Tyco Electronics Group SA, 6.55%,
                                                 10/1/17                                            5,363,315
                                                                                              ---------------
                                                                                              $    12,783,989
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery
                                                 & Heavy Trucks -- 0.4%
          1,125,000                      B/B2    Commercial Vehicle Group, Inc.,
                                                 7.875%, 4/15/19                              $     1,141,875
         14,150,000                    A/Baa1    Cummins, Inc., 5.65%, 3/1/98                      14,401,714
          1,385,000                    A/Baa1    Cummins, Inc., 6.75%, 2/15/27                      1,730,116
         11,805,000                   CCC+/B3    Navistar International Corp.,
                                                 8.25%, 11/1/21                                    12,026,344
            990,000                     B+/B1    Titan International, Inc., 7.875%,
                                                 10/1/17                                            1,065,488
                                                                                              ---------------
                                                                                              $    30,365,537
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 0.4%
          1,755,000                 BBB-/Baa3    Flowserve Corp., 3.5%, 9/15/22               $     1,774,470
             23,000                     NR/WR    Indalex Holding Corp., 11.5%,
                                                 2/1/14 (c)                                               172
          3,020,000                 BBB+/Baa1    Ingersoll-Rand Global Holding Co.,
                                                 Ltd., 9.5%, 4/15/14                                3,281,698
          6,050,000                    B/Caa2    Liberty Tire Recycling, 11.0%,
                                                 10/1/16 (144A)                                     5,989,500
            150,000                     B+/B1    Mcron Finance Sub LLC, 8.375%,
                                                 5/15/19 (144A)                                       165,750

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 55

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- (continued)
          4,465,000                 CCC+/Caa2    Mueller Water Products, Inc.,
                                                 7.375%, 6/1/17                               $     4,593,369
          3,870,000                 BBB-/Baa3    Valmont Industries, Inc., 6.625%,
                                                 4/20/20                                            4,582,556
          7,260,000                     B+/NR    WPE International Cooperatief UA,
                                                 10.375%, 9/30/20 (144A)                            6,751,800
                                                                                              ---------------
                                                                                              $    27,139,315
-------------------------------------------------------------------------------------------------------------
                                                 Trading Companies &
                                                 Distributors -- 0.5%
          3,775,000                   BB+/Ba3    Aircastle, Ltd., 6.25%, 12/1/19              $     4,124,188
          2,900,000                   BB+/Ba3    Aircastle, Ltd., 7.625%, 4/15/20                   3,356,750
          3,700,000                    BB+/NR    Aviation Capital Group Corp.,
                                                 4.625%, 1/31/18 (144A)                             3,817,212
         12,763,000                    BB+/NR    Aviation Capital Group Corp.,
                                                 6.75%, 4/6/21 (144A)                              14,193,132
          6,865,000                  BBB/Baa2    GATX Corp., 6.0%, 2/15/18                          7,722,960
                                                                                              ---------------
                                                                                              $    33,214,242
                                                                                              ---------------
                                                 Total Capital Goods                          $   174,769,620
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.5%
                                                 Air Freight & Logistics -- 0.1%
          4,765,000                 CCC+/Caa2    CEVA Group Plc, 11.5%,
                                                 4/1/18 (144A)                                $     4,359,975
            355,000                 CCC+/Caa1    CEVA Group Plc, 11.625%,
                                                 10/1/16 (144A)                                       369,200
          2,500,000                     B-/B1    CEVA Group Plc, 8.375%,
                                                 12/1/17 (144A)                                     2,575,000
                                                                                              ---------------
                                                                                              $     7,304,175
-------------------------------------------------------------------------------------------------------------
                                                 Airlines -- 0.1%
            593,999                    BB/Ba1    Continental Airlines 1999-1 Class B
                                                 Pass Through Trust, 6.795%, 8/2/18 $                 620,729
            100,000                     B+/B1    Continental Airlines 2012-3 Class C
                                                 Pass Thru Certificates, 6.125%,
                                                 4/29/18                                              100,500
             50,000                   BB+/Ba3    Delta Air Lines 2010-1 Class B Pass
                                                 Through Trust, 6.375%, 1/2/16                         52,125
          2,694,929                   A-/Baa2    Delta Air Lines 2010-2 Class A Pass
                                                 Through Trust, 4.95%, 5/23/19                      2,950,947
          4,965,000                    BB-/NR    TAM Capital 3, Inc., 8.375%,
                                                 6/3/21 (144A)                                      5,523,562
                                                                                              ---------------
                                                                                              $     9,247,863
-------------------------------------------------------------------------------------------------------------
                                                 Trucking -- 0.3%
          6,000,000                   BB-/Ba3    Aeropuertos Dominicanos Siglo
                                                 XXI SA, 9.25%, 11/13/19                      $     6,525,000

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Trucking -- (continued)
          4,200,000                 BBB-/Baa2    Asciano Finance, Ltd., 5.0%,
                                                 4/7/18 (144A)                                $     4,607,576
          8,143,982                    NR/Ba2    Inversiones Alsacia SA, 8.0%,
                                                 8/18/18 (144A)                                     7,736,783
             50,000                      B/B3    Syncreon Global Ireland, Ltd., 9.5%,
                                                 5/1/18 (144A)                                         53,125
          2,050,000                    BBB/A3    Transnet SOC, Ltd., 4.0%,
                                                 7/26/22 (144A)                                     1,962,875
                                                                                              ---------------
                                                                                              $    20,885,359
-------------------------------------------------------------------------------------------------------------
                                                 Airport Services -- 0.0%+
          1,100,000                      B/B2    Aguila 3 SA, 7.875%, 1/31/18
                                                 (144A)                                       $     1,179,750
                                                                                              ---------------
                                                 Total Transportation                         $    38,617,147
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 0.1%
                                                 Automobile Manufacturers -- 0.1%
            750,000                      B/B1    Chrysler Group LLC, 8.0%, 6/15/19            $       822,188
          3,000,000                      B/B1    Chrysler Group LLC, 8.25%,
                                                 6/15/21                                            3,348,750
          1,390,000                 BBB+/Baa1    Hyundai Motor Manufacturing
                                                 Czech sro, 4.5%, 4/15/15 (144A)                    1,474,463
                                                                                              ---------------
                                                                                              $     5,645,401
                                                                                              ---------------
                                                 Total Automobiles & Components               $     5,645,401
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.8%
                                                 Home Furnishings -- 0.1%
          3,450,000                  BBB-/Ba1    Mohawk Industries, Inc., 3.85%,
                                                 2/1/23                                       $     3,507,277
-------------------------------------------------------------------------------------------------------------
                                                 Homebuilding -- 0.3%
          3,460,000                    BB-/B2    Brookfield Residential Properties,
                                                 Inc., 6.5%, 12/15/20 (144A)                  $     3,702,200
          2,150,000                   BB-/Ba3    Corp GEO SAB de CV, 8.875%,
                                                 3/27/22 (144A)                                     1,838,250
          4,240,000                    NR/Ba3    Desarrolladora Homex SAB de CV,
                                                 9.5%, 12/11/19 (144A)                              3,625,200
          7,705,000                    NR/Ba3    Desarrolladora Homex SAB de CV,
                                                 9.75%, 3/25/20 (144A)                              6,587,775
          1,500,000                      B/B2    KB Home, Inc., 8.0%, 3/15/20                       1,728,750
          2,275,000                     NR/B2    Urbi Desarrollos Urbanos SAB
                                                 de CV, 9.5%, 1/21/20 (144A)                        1,387,750
          3,975,000                     NR/B2    Urbi Desarrollos Urbanos SAB
                                                 de CV, 9.75%, 2/3/22 (144A)                        2,464,500
                                                                                              ---------------
                                                                                              $    21,334,425
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 57

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Household Appliances -- 0.1%
          7,600,000                    BB+/NR    Arcelik AS, 5.0%, 4/3/23 (144A)              $     7,577,408
-------------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 0.3%
          9,539,000                    BB+/NR    Controladora Mabe SA de CV,
                                                 7.875%, 10/28/19 (144A)                      $    11,303,715
          4,175,000                     B+/B1    Reynolds Group Issuer, Inc.,
                                                 7.125%, 4/15/19                                    4,482,906
          5,895,000                 CCC+/Caa2    Reynolds Group Issuer, Inc.,
                                                 9.875%, 8/15/19                                    6,462,394
          2,465,000                   CCC+/B3    Yankee Candle Co., Inc., 9.75%,
                                                 2/15/17                                            2,557,462
                                                                                              ---------------
                                                                                              $    24,806,477
                                                                                              ---------------
                                                 Total Consumer Durables
                                                 & Apparel                                    $    57,225,587
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 1.3%
                                                 Casinos & Gaming -- 0.6%
         11,915,000                  CCC/Caa3    Codere Finance Luxembourg SA,
                                                 9.25%, 2/15/19 (144A)                        $     8,578,800
            120,000                  BBB/Baa2    International Game Technology, Inc.,
                                                 7.5%, 6/15/19                                        143,251
EURO      7,630,000       8.25         BB/Ba2    Lottomatica Group S.p.A.,
                                                 Floating Rate Note, 3/31/66 (144A)                10,250,422
          2,050,000                     NR/WR    Mashantucket Western Pequot Tribe,
                                                 8.5%, 11/15/15 (144A) (c)                            143,500
             75,000                     B+/B3    MGM Resorts International, Inc.,
                                                 6.75%, 10/1/20 (144A)                                 79,500
EURO      4,166,000                 CCC+/Caa1    Peermont Global Pty, Ltd., 7.75%,
                                                 4/30/14 (144A)                                     5,235,142
          4,274,000                    BB-/B1    Scientific Games International, Inc.,
                                                 9.25%, 6/15/19                                     4,706,742
          1,780,000                  CCC/Caa2    Shingle Springs Tribal Gaming
                                                 Authority, 9.375%, 6/15/15 (144A)                  1,773,325
         11,470,000                   BBB-/NR    Wynn Las Vegas LLC, 5.375%,
                                                 3/15/22                                           12,029,162
                                                                                              ---------------
                                                                                              $    42,939,844
-------------------------------------------------------------------------------------------------------------
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 0.1%
          5,585,000                  BBB/Baa2    Marriott International, Inc., Delaware,
                                                 3.25%, 9/15/22                               $     5,607,614
-------------------------------------------------------------------------------------------------------------
                                                 Leisure Facilities -- 0.1%
EURO      3,750,000                     B+/B3    Cirsa Funding Luxembourg SA,
                                                 8.75%, 5/15/18 (144A)                        $     4,699,881
-------------------------------------------------------------------------------------------------------------
                                                 Restaurants -- 0.0%+
          4,000,000                      B/B3    Burger King Corp., 9.875%,
                                                 10/15/18                                     $     4,595,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Education Services -- 0.4%
          2,300,000                   AA+/Aaa    Amherst College, 3.794%, 11/1/42             $     2,232,019
          4,550,000                    NR/Aa2    Bowdoin College, 4.693%, 7/1/12                    4,164,610
          4,025,000                   AAA/Aaa    Massachusetts Institute of
                                                 Technology, 5.6%, 7/1/11                           5,368,569
         14,800,000                   AA-/Aa2    Tufts University, 5.017%, 4/15/12                 16,063,239
          2,800,000                    AA/Aa1    University of Southern California,
                                                 5.25%, 10/1/11                                     3,348,360
                                                                                              ---------------
                                                                                              $    31,176,797
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Consumer
                                                 Services -- 0.1%
          5,322,000                   BB-/Ba3    Service Corp., International United
                                                 States, 8.0%, 11/15/21                       $     6,366,442
                                                                                              ---------------
                                                 Total Consumer Services                      $    95,385,578
-------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 0.7%
                                                 Advertising -- 0.0%+
            101,000                      B/B3    MDC Partners, Inc., 11.0%, 11/1/16           $       112,110
-------------------------------------------------------------------------------------------------------------
                                                 Broadcasting -- 0.7%
          6,150,000                    BB-/B1    CCO Holdings LLC, 6.625%,
                                                 1/31/22                                      $     6,595,875
          3,775,000                    BB-/B1    CCO Holdings LLC, 7.375%, 6/1/20                   4,185,531
          4,109,461                 CCC+/Caa3    Intelsat Luxembourg SA, 11.5%,
                                                 2/4/17                                             4,364,248
          7,100,000                 CCC+/Caa3    Intelsat Luxembourg SA, 11.5%,
                                                 2/4/17 (144A)                                      7,540,200
          6,600,000                   NR/Baa3    Myriad International Holdings BV,
                                                 6.375%, 7/28/17 (144A)                             7,433,580
EURO      1,600,000                     B+/B1    Nara Cable Funding II, Ltd., 8.5%,
                                                 3/1/20 (144A)                                      2,148,883
          3,000,000                     B+/B1    Nara Cable Funding, Ltd., 8.875%,
                                                 12/1/18 (144A)                                     3,142,500
EURO      7,360,000                     B+/B1    Nara Cable Funding, Ltd., 8.875%,
                                                 12/1/18 (144A)                                     9,884,863
          4,215,000                     B-/B3    Telesat Canada, Ltd., 12.5%,
                                                 11/1/17                                            4,510,050
                                                                                              ---------------
                                                                                              $    49,805,730
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 0.0%+
          1,100,000                  BBB/Baa2    Time Warner Cable, Inc., 8.25%,
                                                 4/1/19                                       $     1,431,895
            640,000                  BBB/Baa2    Time Warner Cable, Inc., 8.75%,
                                                 2/14/19                                              846,408
                                                                                              ---------------
                                                                                              $     2,278,303
-------------------------------------------------------------------------------------------------------------
                                                 Movies & Entertainment -- 0.0%+
             75,000                      B/B3    Live Nation Entertainment, Inc.,
                                                 7.0%, 9/1/20 (144A)                          $        80,625
                                                                                              ---------------
                                                 Total Media                                  $    52,276,768
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 59

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.1%
                                                 Internet Retail -- 0.1%
          9,760,000                  BBB-/Ba1    Expedia, Inc., 5.95%, 8/15/20                $    10,852,271
                                                                                              ---------------
                                                 Total Retailing                              $    10,852,271
-------------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 0.1%
                                                 Drug Retail -- 0.1%
          5,772,630                 BBB+/Baa2    CVS Pass-Through Trust, 5.773%,
                                                 1/10/33 (144A)                               $     6,715,116
          1,083,247                 BBB+/Baa2    CVS Pass-Through Trust, 6.036%,
                                                 12/10/28                                           1,270,828
                                                                                              ---------------
                                                                                              $     7,985,944
                                                                                              ---------------
                                                 Total Food & Staples Retailing               $     7,985,944
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 1.6%
                                                 Soft Drinks -- 0.2%
         10,260,000                     BB/NR    Ajecorp BV, 6.5%, 5/14/22 (144A)             $    11,060,280
          2,795,000                    BB/Ba2    Central American Bottling Corp.,
                                                 6.75%, 2/9/22 (144A)                               3,043,056
                                                                                              ---------------
                                                                                              $    14,103,336
-------------------------------------------------------------------------------------------------------------
                                                 Agricultural Products -- 0.2%
         12,880,000                  BBB/Baa2    Viterra, Inc., 5.95%, 8/1/20 (144A)          $    13,860,194
-------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- 1.1%
             50,000                      B/NR    Agrokor DD, 8.875%, 2/1/20
                                                 (144A)                                       $        54,875
            750,000                    BB/Ba3    Bertin SA, 10.25%, 10/5/16
                                                 (144A)                                               855,000
          8,010,000                 BBB-/Baa3    BRF -- Brasil Foods SA, 5.875%,
                                                 6/6/22 (144A)                                      8,911,125
          8,000,000                     B+/B1    CFG Investment SAC, 9.75%,
                                                 7/30/19 (144A)                                     7,520,000
          1,038,898                     NR/NR    Independencia International, Ltd.,
                                                 12.0%, 12/30/16 (144A) (c)                             2,597
          7,913,000                    BB/Ba3    JBS Finance II, Ltd., 8.25%,
                                                 1/29/18 (144A)                                     8,664,735
          4,650,000                    BB/Ba3    JBS USA LLC, 8.25%, 2/1/20
                                                 (144A)                                             5,080,125
          4,150,000                     B+/B2    Marfrig Holding Europe BV, 8.375%,
                                                 5/9/18 (144A)                                      3,745,375
          9,500,000                     B+/B2    Marfrig Holding Europe BV, 9.875%,
                                                 7/24/17 (144A)                                     9,262,500
          6,750,000                     B+/B2    Marfrig Overseas, Ltd., 9.5%,
                                                 5/4/20 (144A)                                      6,378,750
         10,800,000                      B/NR    MHP SA, 8.25%, 4/2/20 (144A)                      10,701,615
          5,000,000                     B+/B1    Minerva Luxembourg SA, 12.25%,
                                                 2/10/22 (144A)                                     6,225,000
          6,600,000                     B+/B1    Minerva Luxembourg SA, 7.75%,
                                                 1/31/23 (144A)                                     7,078,500

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- (continued)
          3,305,000                 BBB-/Baa2    Mondelez International, Inc.,
                                                 6.5%, 2/9/40                                 $     4,291,790
            175,000                     B+/B1    Post Holdings, Inc., 7.375%,
                                                 2/15/22                                              191,406
                                                                                              ---------------
                                                                                              $    78,963,393
-------------------------------------------------------------------------------------------------------------
                                                 Tobacco -- 0.1%
         10,320,000                     B-/B3    Alliance One International, Inc.,
                                                 10.0%, 7/15/16                               $    10,900,500
                                                                                              ---------------
                                                 Total Food, Beverage & Tobacco               $   117,827,423
-------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.3%
                                                 Personal Products -- 0.3%
         16,255,000                 BBB-/Baa2    Avon Products, Inc., 5.0%, 3/15/23           $    16,678,768
          2,375,000                 CCC+/Caa1    Monitronics International, Inc.,
                                                 9.125%, 4/1/20                                     2,511,562
                                                                                              ---------------
                                                                                              $    19,190,330
                                                                                              ---------------
                                                 Total Household & Personal
                                                 Products                                     $    19,190,330
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT
                                                 & SERVICES -- 0.5%
                                                 Health Care Equipment -- 0.0%+
            150,000                     BB/B2    Hologic, Inc., 6.25%, 8/1/20                 $       159,562
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 0.2%
         11,400,000                   AA-/Aa3    Catholic Health Initiatives, Inc.,
                                                 4.35%, 11/1/42                               $    11,486,332
          5,413,000                 CCC+/Caa2    Gentiva Health Services, Inc.,
                                                 11.5%, 9/1/18                                      5,561,858
                                                                                              ---------------
                                                                                              $    17,048,190
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 0.3%
          4,000,000                    BB/Ba3    HCA, Inc., 6.5%, 2/15/20                     $     4,512,500
         12,480,000                     B-/B3    Vanguard Health Holding Co. II LLC,
                                                 7.75%, 2/1/19                                     13,353,600
                                                                                              ---------------
                                                                                              $    17,866,100
-------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.0%+
          1,820,000                   A-/Baa2    WellPoint, Inc., 3.3%, 1/15/23               $     1,844,279
                                                                                              ---------------
                                                 Total Health Care Equipment
                                                 & Services                                   $    36,918,131
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS, BIOTECHNOLOGY
                                                 & LIFE SCIENCES -- 0.1%
                                                 Biotechnology -- 0.1%
          5,640,000                     BB/B3    Warner Chilcott Co., LLC, 7.75%,
                                                 9/15/18                                      $     6,027,750
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 61

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 0.0%+
             60,000                    BB-/B1    VPI Escrow Corp., 6.375%,
                                                 10/15/20 (144A)                              $        63,225
                                                                                              ---------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences                $     6,090,975
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 6.2%
                                                 Diversified Banks -- 4.4%
TRY      11,000,000                   NR/Baa2    Akbank TAS, 7.5%, 2/5/18 (144A)              $     5,983,480
NOK      70,000,000                   AAA/Aaa    Asian Development Bank, 3.375%,
                                                 5/20/14                                           12,202,878
          6,400,000       7.38         BB+/NR    Banco Continental SA via
                                                 Continental Trustees Cayman, Ltd.,
                                                 Floating Rate Note, 10/7/40 (144A)                 7,056,047
          1,753,000       9.75         BB+/NR    Banco de Credito del Peru Panama
                                                 SA de CV, Floating Rate Note,
                                                 11/6/69 (144A)                                     2,147,425
         10,210,000       6.88         NR/Ba1    Banco de Credito del Peru Panama
                                                 SA de CV, Floating Rate Note,
                                                 9/16/26 (144A)                                    11,557,720
          9,400,000       6.25          BB/NR    Banco do Brasil SA, Floating Rate
                                                 Note, 12/29/49 (Perpetual) (144A)                  9,259,000
          3,650,000                    NR/Ba1    Banco do Estado do Rio Grande
                                                 do Sul SA, 7.375%, 2/2/22 (144A)                   3,962,075
          8,060,000                     NR/B1    Banco GNB Sudameris SA, 7.5%,
                                                 7/30/22 (144A)                                     8,904,885
          7,500,000                 BBB-/Baa3    Bank of India London, Ltd., 3.625%,
                                                 9/21/18 (144A)                                     7,528,078
             50,000                    BBB/NR    BBVA Banco Continental SA, 5.0%,
                                                 8/26/22 (144A)                                        52,625
         23,300,000                   NR/Baa2    BBVA Bancomer SA Texas, 6.5%,
                                                 3/10/21 (144A)                                    26,445,500
TRY      29,885,000                   AA-/Aa2    Cooperatieve Centrale
                                                 Raiffeisen-Boerenleenbank BA
                                                 Netherlands, 0.0%, 3/3/15 (e)                     14,718,763
EURO      5,150,000                    NR/Aaa    Cooperatieve Centrale
                                                 Raiffeisen-Boerenleenbank BA
                                                 Netherlands, 6.875%, 3/19/20                       7,398,756
          8,500,000                    NR/Ba3    CorpGroup Banking SA, 6.75%,
                                                 3/15/23 (144A)                                     8,893,125
          1,900,000                    A+/Aa3    Export-Import Bank of Korea, Ltd.,
                                                 5.875%, 1/14/15                                    2,057,172
         11,000,000                      A/A2    HSBC Bank Plc, 7.65%, 5/1/25                      14,931,125
IDR  92,300,000,000                    NR/Aaa    Inter-American Development
                                                 Bank, Ltd., 4.5%, 2/4/16                           9,318,809
NOK     167,500,000                   AAA/Aaa    International Bank for
                                                 Reconstruction & Development, Ltd.,
                                                 3.25%, 4/14/14                                    29,090,544

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Banks -- (continued)
AUD          50,000                   AAA/Aaa    International Bank for
                                                 Reconstruction & Development,
                                                 Ltd., 5.75%, 10/21/19                        $        57,557
BRL      37,250,000                   AAA/Aaa    International Finance Corp.,
                                                 5.0%, 12/21/15                                    17,877,195
         11,625,000                 BBB+/Baa2    Intesa Sanpaolo S.p.A., 3.625%,
                                                 8/12/15 (144A)                                    11,616,746
          3,925,000                 BBB+/Baa2    Intesa Sanpaolo S.p.A., 6.5%,
                                                 2/24/21 (144A)                                     4,044,359
          7,915,000       2.69      BBB+/Baa2    Intesa Sanpaolo S.p.A.,
                                                 Floating Rate Note, 2/24/14 (144A)                 7,960,796
          3,275,000                    BBB/A3    Macquarie Bank, Ltd., 6.625%,
                                                 4/7/21 (144A)                                      3,659,616
         17,800,000                    A/Baa1    Nordea Bank AB, 4.25%, 9/21/22
                                                 (144A)                                            18,205,413
         13,825,000       6.38          A-/A3    Northgroup Preferred Capital Corp.,
                                                 Floating Rate Note, 1/29/49
                                                 (Perpetual) (144A)                                14,112,187
          3,284,211       3.03           A/NR    SBP DPR Finance Co., Floating Rate
                                                 Note, 3/15/17 (144A)                               3,272,948
         11,145,000       4.50        NR/Baa3    Scotiabank Peru SA, Floating Rate
                                                 Note, 12/13/27 (144A)                             10,743,780
          6,900,000                     A+/A2    Standard Chartered Plc, 3.85%,
                                                 4/27/15 (144A)                                     7,285,710
          5,400,000                     A-/A3    Standard Chartered Plc, 3.95%,
                                                 1/11/23 (144A)                                     5,378,071
TRY      14,400,000                   NR/Baa2    Turkiye Garanti Bankasi AS, 7.375%,
                                                 3/7/18 (144A)                                      7,770,065
          5,100,000                    NR/Ba2    Turkiye Is Bankasi, 6.0%, 10/24/22
                                                 (144A)                                             5,316,750
          7,800,000                   NR/Baa1    VTB Bank OJSC Via VTB Capital SA,
                                                 6.0%, 4/12/17 (144A)                               8,346,000
         15,600,000                 BBB-/Baa2    VTB Bank OJSC Via VTB Capital SA,
                                                 6.95%, 10/17/22 (144A)                            16,434,600
                                                                                              ---------------
                                                                                              $   323,589,800
-------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 1.4%
          1,180,000                     A-/A2    American Express Bank FSB,
                                                 5.5%, 4/16/13                                $     1,181,645
          6,843,000                   NR/Baa3    Banco Internacional del Peru SAA,
                                                 5.75%, 10/7/20 (144A)                              7,448,606
          1,500,000                     A-/NR    CoBank ACB, 7.875%, 4/16/18
                                                 (144A)                                             1,903,280
          2,885,000                      A/A1    Mellon Funding Corp., 5.5%,
                                                 11/15/18                                           3,404,574
          1,809,000                     A-/A3    PNC Bank NA, 6.0%, 12/7/17                         2,153,265
         15,605,000       8.25       BBB/Baa3    PNC Financial Services Group, Inc.,
                                                 Floating Rate Note, 5/29/49
                                                 (Perpetual)                                       15,700,144

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 63

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- (continued)
         17,585,000       6.75       BBB/Baa3    PNC Financial Services Group, Inc.,
                                                 Floating Rate Note, 7/29/49
                                                 (Perpetual)                                  $    20,112,615
         16,036,000                 BBB-/Baa2    Sovereign Bank, 8.75%, 5/30/18                    19,382,793
         22,275,000                   BBB-/NR    UBS AG, 7.625%, 8/17/22                           24,891,444
          2,195,000                     A+/A1    Wachovia Bank NA, 6.0%, 11/15/17                   2,620,413
            660,000       5.57      BBB+/Baa3    Wachovia Capital Trust III, Floating
                                                 Rate Note, 3/29/49 (Perpetual)                       662,310
                                                                                              ---------------
                                                                                              $    99,461,089
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- 0.4%
         12,500,000                   BB-/Ba2    Alfa Bank OJSC Via Alfa Bond
                                                 Issuance Plc, 7.5%, 9/26/19 (144A)           $    13,234,375
          1,550,000                   BB+/Ba1    Alfa Bank OJSC Via Alfa Bond
                                                 Issuance Plc, 7.875%, 9/25/17
                                                 (144A)                                             1,745,610
         10,175,000                 BBB-/Baa2    Astoria Financial Corp., 5.0%,
                                                 6/19/17                                           10,896,011
          1,970,000                  BBB/Baa2    Santander Holdings USA, Inc.,
                                                 Pennsylvania, 3.0%, 9/24/15                        2,019,930
                                                                                              ---------------
                                                                                              $    27,895,926
                                                                                              ---------------
                                                 Total Banks                                  $   450,946,815
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 7.2%
                                                 Other Diversified Financial
                                                 Services -- 3.3%
          9,380,000                 BBB+/Baa2    Alterra Finance LLC, 6.25%,
                                                 9/30/20                                      $    11,033,853
EURO        900,000     10.50           B-/NR    ATLAS VI Capital, Ltd., Floating Rate
                                                 Note, 4/7/14 (Cat Bond) (144A)                     1,191,207
          4,800,000                     NR/NR    Caelus Re II, Ltd., Floating Rate
                                                 Note, 4/7/17 (144A)                                4,800,000
          9,275,000       6.50        BB+/NR     Caelus Re II, Ltd., Floating Rate
                                                 Note, 5/24/13 (Cat Bond) (144A)                    9,333,432
          2,300,000       0.00         BB-/NR    Caelus Re, Ltd., Floating Rate
                                                 Note, 3/7/16 (Cat Bond) (144A)                     2,298,160
          4,200,000                     A-/NR    Carlyle Holdings Finance LLC,
                                                 3.875%, 2/1/23 (144A)                              4,302,014
         12,660,000                     A-/NR    Carlyle Holdings II Finance LLC,
                                                 5.625%, 3/30/43 (144A)                            12,668,539
          8,800,000       5.95          BB/B1    Citigroup, Inc., Floating Rate
                                                 Note, 12/29/49 (Perpetual)                         9,130,000
            900,000       9.00         BB-/NR    Compass Re, Ltd., Floating Rate
                                                 Note, 1/8/15 (Cat Bond) (144A)                       928,980
          3,150,000     10.25          BB-/NR    Compass Re, Ltd., Floating Rate
                                                 Note, 1/8/15 (Cat Bond) (144A)                     3,263,715
          9,400,000                     NR/NR    DTEK Finance Plc, 7.875%,
                                                 4/4/18 (144A)                                      9,246,756

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
            850,000       9.00          BB/NR    East Lane Re V, Ltd., Floating Rate
                                                 Note, 3/16/16 (Cat Bond) (144A)              $       918,765
            750,000       6.60         BB-/NR    Embarcadero Reinsurance, Ltd.,
                                                 Floating Rate Note, 8/4/14 (Cat
                                                 Bond) (144A)                                         762,675
          5,300,000       5.00         BB+/NR    Embarcadero Reinsurance, Ltd.,
                                                 Floating Rate Note, 8/7/15 (Cat
                                                 Bond) (144A)                                       5,462,180
          6,250,000                    BBB/NR    Fixed Income Trust Series 2013-A,
                                                 0.0%, 10/15/97 (Step) (144A)(e)                    3,692,176
         18,800,000       7.12       AA-/Baa1    General Electric Capital Corp.,
                                                 Floating Rate Note, 12/29/49
                                                 (Perpetual)                                       21,865,622
          3,570,000                 BBB+/Baa1    Hyundai Capital Services, Inc.,
                                                 3.5%, 9/13/17 (144A)                               3,798,966
          2,550,000                 BBB+/Baa1    Hyundai Capital Services, Inc.,
                                                 4.375%, 7/27/16 (144A)                             2,755,808
          3,200,000       8.35         BB-/NR    Ibis Re II, Ltd., Floating Rate Note,
                                                 2/5/15 (Cat Bond) (144A)                           3,276,160
            400,000      13.50          B-/NR    Ibis Re II, Ltd., Floating Rate Note,
                                                  2/5/15 (Cat Bond) (144A)                            403,960
          4,750,000       6.20         BB-/NR    Ibis Re, Ltd., Floating Rate Note,
                                                 5/3/13 (Cat Bond) (144A)                           4,765,200
            975,000       9.25           B/NR    Ibis Re, Ltd., Floating Rate Note,
                                                 5/3/13 (Cat Bond) (144A)                             981,142
TRY       7,900,000                      A/A2    JPMorgan Chase & Co., 10/4/17
                                                 (144A)                                             3,128,077
         23,037,000       7.90        BBB/Ba1    JPMorgan Chase & Co., Floating Rate
                                                 Note (Perpetual)                                  26,465,574
         16,725,000                     A-/NR    KKR Group Finance Co., II LLC, 5.5%,
                                                 2/1/43 (144A)                                     16,107,346
          7,250,000       6.00          BB/NR    Lodestone Re, Ltd., Floating Rate
                                                 Note, 1/8/14 (Cat Bond) (144A)                     7,313,075
          4,700,000       7.25          BB/NR    Lodestone Re, Ltd., Floating Rate
                                                 Note, 1/8/14 (Cat Bond) (144A)                     4,745,120
          4,700,000       6.25          BB/NR    Lodestone Re, Ltd., Floating Rate
                                                 Note, 5/17/13 (Cat Bond) (144A)                    4,716,920
          6,000,000       8.25         BB-/NR    Lodestone Re, Ltd., Floating Rate
                                                 Note, 5/17/13 (Cat Bond) (144A)                    6,034,800
          4,200,000                     BB/NR    Magnesita Finance, Ltd., 8.625%,
                                                 4/29/49 (Perpetual) (144A)                         4,451,949
          4,200,000       7.50         BB-/NR    Queen Street II Capital, Ltd.,
                                                 Floating Rate Note, 4/9/14 (Cat
                                                 Bond) (144A)                                       4,244,520
          2,750,000       7.50         BB-/NR    Queen Street IV Capital, Ltd.,
                                                 Floating Rate Note, 4/9/15 (Cat
                                                 Bond) (144A)                                       2,775,850

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 65

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
          2,150,000       8.50          B+/NR    Queen Street V Re, Ltd., Floating Rate
                                                 Note, 4/9/15 (Cat Bond) (144A)               $     2,206,115
          5,050,000       6.25          BB/NR    Residential Reinsurance 2010, Ltd.,
                                                 Floating Rate Note, 6/6/13 (Cat
                                                 Bond) (144A)                                       5,098,480
          2,950,000       8.90         BB-/NR    Residential Reinsurance 2010, Ltd.,
                                                 Floating Rate Note, 6/6/13 (Cat
                                                 Bond) (144A)                                       2,991,890
          6,100,000       6.60          BB/NR    Residential Reinsurance 2010, Ltd.,
                                                 Floating Rate Note, 6/6/13 (Cat
                                                 Bond) (144A)                                       6,163,440
          3,500,000       9.00         BB-/NR    Residential Reinsurance 2011, Ltd.,
                                                 Floating Rate Note, 6/6/15 (Cat
                                                 Bond) (144A)                                       3,672,550
          3,800,000                     NR/NR    Sector Re V, Ltd., 12/1/17 (Cat
                                                 Bond)                                              4,026,860
          5,600,000                     NR/NR    Sector Re V, Ltd., 3/1/18 (Cat
                                                 Bond) (144A)                                       5,600,000
          5,351,000       7.70         BBB/NR    Tiers Trust, Floating Rate Note,
                                                 10/15/97 (144A) (d)                                3,511,664
          3,850,000       2.90        BBB-/NR    Vita Capital V, Ltd., Floating Rate
                                                 Note, 1/15/17 (Cat Bond) (144A)                    3,935,085
          5,500,000       3.60         BB+/NR    Vita Capital V, Ltd., Floating Rate
                                                 Note, 1/15/17 (Cat Bond) (144A)                    5,569,850
                                                                                              ---------------
                                                                                              $   239,638,475
-------------------------------------------------------------------------------------------------------------
                                                 Multi-Sector Holdings -- 0.3%
          4,710,000                   BBB-/NR    Gruposura Finance, 5.7%,
                                                 5/18/21 (144A)                               $     5,210,438
         11,820,000                    AA/Aa3    IPIC GMTN, Ltd., 5.5%, 3/1/22
                                                 (144A)                                            13,711,200
                                                                                              ---------------
                                                                                              $    18,921,638
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.5%
          6,230,000                    BB/Ba3    Ausdrill Finance Pty, Ltd., 6.875%,
                                                 11/1/19 (144A)                               $     6,370,175
          6,180,000                 BBB+/Baa1    BM&FBovespa SA, 5.5%, 7/16/20
                                                 (144A)                                             6,831,990
         18,870,000                   BBB-/WR    Cantor Fitzgerald LP, 7.875%,
                                                 10/15/19 (144A)                                   19,618,233
          3,705,000                    BBB/NR    Corp Financiera de Desarrollo SA,
                                                 4.75%, 2/8/22 (144A)                               3,959,904
          2,850,000       5.25         BB+/NR    Kibou, Ltd., Floating Rate Note,
                                                 2/16/15 (Cat Bond) (144A)                          2,949,465
                                                                                              ---------------
                                                                                              $    39,729,767
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.3%
         10,260,000                  BB+/Baa3    Banque PSA Finance SA, 5.75%,
                                                 4/4/21 (144A)                                $    10,092,967
          2,030,000                  BBB/Baa1    Capital One Bank USA NA, 8.8%,
                                                 7/15/19                                            2,764,296
            200,000                      A/A2    Caterpillar Financial Services Corp.,
                                                 7.05%, 10/1/18                                      256,689
          1,240,000                 BBB+/Baa1    Hyundai Capital America, Ltd.,
                                                 3.75%, 4/6/16 (144A)                               1,315,158
          1,200,000                 BBB+/Baa1    Hyundai Capital America, Ltd.,
                                                 4.0%, 6/8/17 (144A)                                1,291,517
          4,559,000       4.00       BBB-/Ba1    SLM Corp., Floating Rate Note,
                                                 7/25/14                                            4,606,870
          5,295,000                  CCC/Caa1    Springleaf Finance Corp., 6.9%,
                                                 12/15/17                                           5,321,475
                                                                                              ---------------
                                                                                              $    25,648,972
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.6%
          8,324,000       7.52      BBB+/Baa2    Ameriprise Financial, Inc., Floating
                                                 Rate Note, 6/1/66                            $     9,322,880
          5,375,000                      A/NR    Blackstone Holdings Finance Co.,
                                                 LLC, 4.75%, 2/15/23 (144A)                         5,931,759
            100,000                     A-/A3    Eaton Vance Corp., 6.5%, 10/2/17                     120,097
          5,650,000                     NR/B1    Intercorp Retail Trust, 8.875%,
                                                 11/14/18 (144A)                                    6,433,938
          4,500,000                 BBB-/Baa3    Janus Capital Group, Inc., 6.7%,
                                                 6/15/17                                            5,151,231
          4,350,000                   BB+/Ba1    Neuberger Berman Group LLC,
                                                 5.625%, 3/15/20 (144A)                             4,556,625
         11,175,000                    BBB/NR    Prospect Capital Corp., 5.875%,
                                                 3/15/23                                           11,196,165
                                                                                              ---------------
                                                                                              $    42,712,695
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- 2.2%
         25,900,000       4.00        BB+/Ba2    Goldman Sachs Capital II, Floating
                                                 Rate Note, 6/1/43                            $    21,788,375
          4,000,000                  BBB/Baa3    Jefferies Group LLC, 5.125%,
                                                 1/20/23                                            4,235,104
          7,160,000                  BBB/Baa3    Jefferies Group LLC, 5.125%,
                                                 4/13/18                                            7,804,400
         11,890,000                  BBB/Baa3    Jefferies Group LLC, 6.875%,
                                                 4/15/21                                           13,879,673
          1,425,000                  BBB/Baa3    Jefferies Group LLC, 8.5%, 7/15/19                 1,773,997
          5,945,000                    BBB/A3    Macquarie Group, Ltd., 6.0%,
                                                 1/14/20 (144A)                                     6,522,260
          7,750,000                    BBB/A3    Macquarie Group, Ltd., 6.25%,
                                                 1/14/21 (144A)                                     8,610,405

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 67

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- (continued)
          5,460,000                    BBB/A3    Macquarie Group, Ltd., 7.625%,
                                                 8/13/19 (144A)                               $     6,595,134
            932,000                   A-/Baa2    Merrill Lynch & Co., Inc., 5.0%,
                                                 2/3/14                                               964,302
         17,800,000                 BBB+/Baa3    Merrill Lynch & Co., Inc., 7.75%,
                                                 5/14/38                                           23,723,520
          4,400,000                 BBB+/Baa2    Morgan Stanley, Inc., 4.875%,
                                                 11/1/22                                            4,664,493
          6,060,000                   A-/Baa1    Morgan Stanley, Inc., 5.5%, 1/26/20                6,943,281
         11,000,000                   A-/Baa1    Morgan Stanley, Inc., 5.5%, 7/28/21               12,610,488
          7,725,000                   A-/Baa1    Morgan Stanley, Inc., 6.625%,
                                                 4/1/18                                             9,234,480
          9,000,000                  BBB/Baa2    Raymond James Financial, Inc.,
                                                 4.25%, 4/15/16                                     9,595,188
         17,423,000                   NR/Baa3    Scottrade Financial Services, Inc.,
                                                 6.125%, 7/11/21 (144A)                            18,126,610
             45,000                    A/Baa1    TD Ameritrade Holding Corp.,
                                                 5.6%, 12/1/19                                         53,891
                                                                                              ---------------
                                                                                              $   157,125,601
                                                                                              ---------------
                                                 Total Diversified Financials                 $   523,777,148
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 5.7%
                                                 Insurance Brokers -- 0.2%
            650,000                 CCC+/Caa2    Hub International, Ltd., 8.125%,
                                                 10/15/18 (144A)                              $       684,125
          6,850,000                 BBB-/Baa3    Ironshore Holdings US, Inc., 8.5%,
                                                 5/15/20 (144A)                                     7,842,181
            100,000                  CCC/Caa2    Onex USI Acquisition Corp., 7.75%,
                                                 1/15/21 (144A)                                       100,250
GBP       2,125,000                    NR/Ba3    Towergate Finance Plc, 8.5%,
                                                 2/15/18 (144A)                                     3,372,796
                                                                                              ---------------
                                                                                              $    11,999,352
-------------------------------------------------------------------------------------------------------------
                                                 Life & Health Insurance -- 1.4%
            125,000                    B+/Ba3    CNO Financial Group, Inc., 6.375%,
                                                 10/1/20 (144A)                               $       132,969
         10,110,000                    BBB/WR    Delphi Financial Group, Inc.,
                                                 7.875%, 1/31/20                                   12,456,733
          3,200,000                 BBB-/Baa3    Forethought Financial Group, Inc.,
                                                 8.625%, 4/15/21 (144A)                             3,851,702
          2,600,000                   A-/Baa2    Lincoln National Corp., 8.75%,
                                                 7/1/19                                             3,524,045
         11,955,000       6.05        BBB/Ba1    Lincoln National Corp., Floating Rate
                                                 Note, 4/20/67                                     12,014,775
          7,387,000                  BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39                     11,468,318
          7,805,000                   A-/Baa2    Protective Life Corp., 7.375%,
                                                 10/15/19                                           9,580,583

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Life & Health Insurance -- (continued)
            775,000                    A/Baa2    Prudential Financial, Inc., 6.2%,
                                                 1/15/15                                      $       845,375
          5,969,000       8.88      BBB+/Baa3    Prudential Financial, Inc., Floating
                                                 Rate Note, 6/15/38                                 7,334,349
         11,240,000       5.62      BBB+/Baa3    Prudential Financial, Inc., Floating
                                                 Rate Note, 6/15/43                                11,633,400
          7,575,000       5.88      BBB+/Baa3    Prudential Financial, Inc., Floating
                                                 Rate Note, 9/15/42                                 8,067,375
          2,600,000                    A/Baa1    Torchmark Corp., 3.8%, 9/15/22                     2,700,695
          3,400,000                  BBB/Baa2    Unum Group, 5.625%, 9/15/20                        3,940,420
          4,700,000                  BBB/Baa2    Unum Group, 5.75%, 8/15/42                         5,139,361
          2,200,000       2.75        BBB+/NR    Vitality Re IV, Ltd., Floating Rate
                                                 Note, 1/9/16 (Cat Bond) (144A)                     2,227,940
          6,215,000       5.88          NR/NR    Wilton Re Finance LLC, Floating Rate
                                                 Note, 3/30/33 (144A)                               6,277,665
                                                                                              ---------------
                                                                                              $   101,195,705
-------------------------------------------------------------------------------------------------------------
                                                 Multi-line Insurance -- 1.0%
         10,060,000                    BBB/A3    AXA SA, 8.6%, 12/15/30                       $    12,899,747
         12,670,000       6.46      BBB-/Baa1    AXA SA, Floating Rate Note,
                                                 12/29/49 (Perpetual) (144A)                       12,574,975
         12,710,000                 BBB-/Baa3    Genworth Financial, Inc., 7.2%,
                                                 2/15/21                                           14,807,150
         10,430,000                 BBB-/Baa3    Genworth Financial, Inc., 7.625%,
                                                 9/24/21                                           12,562,570
          6,970,000                 BBB-/Baa2    Liberty Mutual Group, Inc., 5.0%,
                                                 6/1/21 (144A)                                      7,649,763
          1,560,000                 BBB-/Baa2    Liberty Mutual Group, Inc., 7.3%,
                                                 6/15/14 (144A)                                     1,659,491
          8,650,000                  BBB/Baa2    Liberty Mutual Insurance Co.,
                                                 7.697%, 10/15/97 (144A)                            9,467,961
          1,000,000                      A/A2    Metropolitan Life Insurance Co.,
                                                 7.7%, 11/1/15 (144A)                               1,150,570
                                                                                              ---------------
                                                                                              $    72,772,227
-------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty Insurance -- 1.3%
          5,750,000                   NR/Baa3    First American Financial Corp.,
                                                 4.3%, 2/1/23                                 $     5,984,157
         12,255,000                 BBB-/Baa2    OneBeacon US Holdings, Inc.,
                                                 4.6%, 11/9/22                                     12,827,002
          6,200,000                  BBB/Baa3    Sirius International Group, Ltd.,
                                                 6.375%, 3/20/17 (144A)                             6,975,223
         12,390,000       7.51        BB+/Ba2    Sirius International Group, Ltd.,
                                                 Floating Rate Note, 5/29/49
                                                 (Perpetual) (144A)                                13,113,700
            500,000                     A-/A3    The Allstate Corp., 6.75%, 5/15/18                   621,142
         12,600,000                 BBB-/Baa3    The Hanover Insurance Group,
                                                 Inc., 6.375%, 6/15/21                             14,550,682

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 69

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty Insurance -- (continued)
          6,267,000                 BBB-/Baa3    The Hanover Insurance Group, Inc.,
                                                 7.5%, 3/1/20                                 $     7,377,249
          7,336,000                 BBB-/Baa3    The Hanover Insurance Group, Inc.,
                                                 7.625%, 10/15/25                                   8,567,502
         21,835,000       6.50       BBB-/Ba1    XL Group Plc, Floating Rate Note,
                                                 12/29/49 (Perpetual)                              21,343,712
                                                                                              ---------------
                                                                                              $    91,360,369
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- 1.8%
          1,400,000       8.18         BB-/NR    Atlas Reinsurance VII, Ltd., Floating
                                                 Rate Note, 1/7/16 (Cat Bond)
                                                 (144A)                                       $     1,415,680
            400,000       6.30         BB+/NR    Blue Danube, Ltd., Floating Rate
                                                 Note, 4/10/15 (Cat Bond) (144A)                      417,880
          1,200,000       9.25          BB/NR    Blue Fin, Ltd., Floating Rate Note,
                                                 5/28/13 (Cat Bond) (144A)                          1,211,520
            750,000      14.00          B-/NR    Blue Fin, Ltd., Floating Rate Note,
                                                 5/28/13 (Cat Bond) (144A)                            760,125
          3,900,000       4.50        NR/Baa1    Combine Re, Ltd., Floating Rate
                                                 Note, 1/7/15 (Cat Bond) (144A)                     4,003,350
          1,400,000     10.00          NR/Ba2    Combine Re, Ltd., Floating Rate
                                                 Note, 1/7/15 (Cat Bond) (144A)                     1,503,460
            600,000       0.00           B/NR    Everglades Re, Ltd., Floating Rate
                                                 Note, 3/28/16 (Cat Bond) (144A)                      610,260
          4,500,000       5.00         BB+/NR    Foundation Re III, Ltd., Floating Rate
                                                 Note, 2/25/15 (Cat Bond)                           4,693,500
          4,675,000       5.75          BB/NR    Foundation Re III, Ltd., Floating Rate
                                                 Note, 2/3/14 (Cat Bond) (144A)                     4,734,372
          5,400,000       7.00         BB-/NR    Johnston Re, Ltd., Floating Rate
                                                 Note, 5/8/13 (Cat Bond) (144A)                     5,425,380
          2,500,000       6.00         BB+/NR    Longpoint Re, Ltd., Floating Rate
                                                 Note, 6/12/15 (Cat Bond) (144A)                    2,604,500
         11,560,000                    BBB/NR    Montpelier Re Holdings, Ltd., 4.7%,
                                                 10/15/22                                          11,864,618
          1,850,000       9.00          BB/NR    Mystic Re, Ltd., Floating Rate Note,
                                                 3/12/15 (Cat Bond) (144A)                          1,938,060
          3,100,000      12.00           B/NR    Mystic Re, Ltd., Floating Rate Note,
                                                 3/12/15 (Cat Bond) (144A)                          3,283,520
          2,850,000       8.71          B+/NR    Mythen Re, Ltd. Series 2012-2
                                                 Class A, Floating Rate Note, 1/5/17
                                                 (Cat Bond) (144A)                                  2,877,075
            250,000       8.72         NR/Ba3    Mythen, Ltd., Floating Rate Note,
                                                 5/7/15 (Cat Bond) (144A)                             266,575
          3,500,000       8.22         NR/Ba3    Mythen, Ltd., Floating Rate Note,
                                                 5/7/15 (Cat Bond) (144A)                           3,732,750
            250,000      13.75          NR/NR    Pelican Re, Ltd., Floating Rate
                                                 Note, 4/13/15 (Cat Bond) (144A)                      262,725

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- (continued)
         12,025,000                    BBB/NR    Platinum Underwriters Finance, Inc.,
                                                 7.5%, 6/1/17                                 $    13,497,774
            700,000      10.35           B/NR    Queen Street VI Re, Ltd., Floating Rate
                                                 Note, 4/9/15 (Cat Bond) (144A)                       730,660
          2,500,000       8.60           B/NR    Queen Street VII Re, Ltd., Floating Rate
                                                 Note, 4/8/16 (Cat Bond) (144A)                     2,514,250
          8,470,000                   A-/Baa1    Reinsurance Group of America, Inc.,
                                                 6.45%, 11/15/19                                   10,203,081
         11,925,000       6.75      BBB-/Baa3    Reinsurance Group of America, Inc.,
                                                 Floating Rate Note, 12/15/65                      12,044,250
          3,400,000       4.50         BB+/NR    Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16 (Cat
                                                 Bond) (144A)                                       3,438,760
          7,100,000       5.75          BB/NR    Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16 (Cat
                                                 Bond) (144A)                                       7,197,270
          4,500,000       8.00          BB/NR    Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16 (Cat
                                                 Bond) (144A)                                       4,742,550
          4,600,000      12.93          B-/NR    Successor X, Ltd., Class III-R3,
                                                 Floating Rate Note, 1/7/14 (Cat
                                                 Bond) (144A)                                       4,620,240
            250,000      14.68          B-/NR    Successor X, Ltd., Class III-S3,
                                                 Floating Rate Note, 1/7/14 (Cat
                                                 Bond) (144A)                                         249,625
            750,000      13.00          NR/NR    Successor X, Ltd., Class IV-AL3,
                                                 Floating Rate Note, 2/25/14 (Cat
                                                 Bond) (144A)                                         753,450
          7,490,000       9.41           B/NR    Successor X, Ltd., Class IV-E3,
                                                 Floating Rate Note, 2/25/14 (Cat
                                                 Bond) (144A)                                       7,526,701
          3,150,000      11.00          NR/B2    Successor X, Ltd., Floating Rate
                                                 Note, 1/27/15 (Cat Bond) (144A)                    3,238,830
            725,000      11.25          B-/NR    Successor X, Ltd., Floating Rate
                                                 Note, 11/10/15 (Cat Bond) (144A)                     730,582
          1,250,000       9.75          NR/NR    Successor X, Ltd., Floating Rate
                                                 Note, 4/4/13 (Cat Bond) (144A)                     1,250,875
          7,880,000                 BBB+/Baa2    Validus Holdings, Ltd., 8.875%,
                                                 1/26/40                                           10,514,536
                                                                                              ---------------
                                                                                              $   134,858,784
                                                                                              ---------------
                                                 Total Insurance                              $   412,186,437
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 2.5%
                                                 Diversified REIT -- 0.8%
         15,725,000                 BBB+/Baa1    Dexus Diversified Trust, 5.6%,
                                                 3/15/21 (144A)                               $    17,583,648
          6,300,000                  BBB/Baa2    Digital Realty Trust LP, 3.625%,
                                                 10/1/22                                            6,257,960

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 71

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Diversified REIT -- (continued)
          3,610,000                  BBB/Baa2    Digital Realty Trust LP, 4.5%,
                                                 7/15/15                                      $     3,835,690
          3,125,000                  BBB/Baa2    Digital Realty Trust LP, 5.25%,
                                                 3/15/21                                            3,465,225
          1,445,000                  BBB/Baa2    Digital Realty Trust LP, 5.875%,
                                                 2/1/20                                             1,646,193
          9,250,000                  BBB/Baa2    Goodman Funding Pty, Ltd., 6.0%,
                                                 3/22/22 (144A)                                    10,551,086
         12,525,000                  BBB/Baa2    Goodman Funding Pty, Ltd.,
                                                 6.375%, 4/15/21 (144A)                            14,496,397
                                                                                              ---------------
                                                                                              $    57,836,199
-------------------------------------------------------------------------------------------------------------
                                                 Office REIT -- 0.4%
         11,010,000                 BBB-/Baa2    Alexandria Real Estate Equities, Inc.,
                                                 4.6%, 4/1/22                                 $    11,865,202
          3,865,000                 BBB-/Baa3    BioMed Realty LP, 4.25%, 7/15/22                   4,039,315
          9,060,000                 BBB-/Baa3    Highwoods Realty LP, 3.625%,
                                                 1/15/23                                            8,953,436
          5,010,000                  BBB/Baa2    Mack-Cali Realty LP, 4.5%, 4/18/22                 5,338,190
            980,000                  BBB/Baa2    Mack-Cali Realty LP, 7.75%,
                                                 8/15/19                                            1,234,624
                                                                                              ---------------
                                                                                              $    31,430,767
-------------------------------------------------------------------------------------------------------------
                                                 Retail REIT -- 0.2%
          3,695,000                 BBB-/Baa3    DDR Corp., 4.625%, 7/15/22                   $     3,996,963
          1,261,000                 BBB-/Baa3    DDR Corp., 4.75%, 4/15/18                          1,394,082
          6,440,000                 BBB-/Baa3    DDR Corp., 7.5%, 4/1/17                            7,655,492
                                                                                              ---------------
                                                                                              $    13,046,537
-------------------------------------------------------------------------------------------------------------
                                                 Specialized REIT -- 1.0%
          3,205,000                 BBB-/Baa3    CubeSmart LP, 4.8%, 7/15/22                  $     3,509,920
          6,300,000                 BBB-/Baa2    Health Care Real Estate Investment
                                                 Trust, Inc., 3.75%, 3/15/23                        6,340,370
          3,150,000                 BBB-/Baa2    Health Care Real Estate Investment
                                                 Trust, Inc., 5.25%, 1/15/22                        3,553,666
            600,000                 BBB-/Baa2    Health Care Real Estate Investment
                                                 Trust, Inc., 6.125%, 4/15/20                         709,367
          3,370,000                 BBB-/Baa3    Healthcare Realty Trust, Inc.,
                                                 5.75%, 1/15/21                                     3,840,883
          5,555,000                 BBB-/Baa3    Healthcare Realty Trust, Inc.,
                                                 6.5%, 1/17/17                                      6,393,416
         13,180,000                 BBB-/Baa2    Hospitality Properties Trust,
                                                 5.0%, 8/15/22                                     14,044,648
          5,205,000                 BBB-/Baa2    Hospitality Properties Trust,
                                                 7.875%, 8/15/14                                    5,494,367
          3,175,000                    BB-/B1    Sabra Health Care LP, 8.125%,
                                                 11/1/18                                            3,448,844

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Specialized REIT -- (continued)
         11,518,000                 BBB-/Baa3    Senior Housing Properties Trust,
                                                 6.75%, 4/15/20                               $    13,139,124
          8,130,000                  BBB/Baa2    Ventas Realty LP, 4.75%, 6/1/21                    9,035,186
                                                                                              ---------------
                                                                                              $    69,509,791
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Real Estate
                                                 Activities -- 0.1%
          5,720,000                     A-/A2    WEA Finance LLC, 7.125%,
                                                 4/15/18 (144A)                               $     7,056,787
-------------------------------------------------------------------------------------------------------------
                                                 Real Estate Operating
                                                 Companies -- 0.0%+
             50,000                     B-/NR    IRSA Inversiones y Representaciones
                                                 SA, 8.5%, 2/2/17 (144A)                      $        45,875
                                                                                              ---------------
                                                 Total Real Estate                            $   178,925,956
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.0%+
                                                 Data Processing & Outsourced
                                                 Services -- 0.0%+
            130,000                    BB/Ba2    Audatex North America, Inc., 6.75%,
                                                 6/15/18 (144A)                               $       139,425
          1,640,000                   B-/Caa1    First Data Corp., 8.25%,
                                                 1/15/21 (144A)                                     1,705,600
                                                                                              ---------------
                                                                                              $     1,845,025
-------------------------------------------------------------------------------------------------------------
                                                 Application Software -- 0.0%+
          3,084,000                 CCC-/Caa2    Allen Systems Group, Inc., 10.5%,
                                                 11/15/16 (144A)                              $     1,958,340
                                                                                              ---------------
                                                 Total Software & Services                    $     3,803,365
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 0.4%
                                                 Communications Equipment -- 0.0%+
          3,000,000                    BB+/B1    Brocade Communications Systems,
                                                 Inc., 4.625%, 1/15/23 (144A)                 $     2,902,500
-------------------------------------------------------------------------------------------------------------
                                                 Computer Storage &
                                                 Peripherals -- 0.1%
          6,955,000                   BB+/Ba1    Seagate HDD Cayman, 7.75%,
                                                 12/15/18                                     $     7,624,419
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Equipment
                                                 Manufacturers -- 0.1%
          6,375,000                    BB-/B1    Viasystems, Inc., 7.875%,
                                                 5/1/19 (144A)                                $     6,661,875
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Manufacturing
                                                 Services -- 0.2%
          4,615,000                   BB+/Ba1    Flextronics International, Ltd.,
                                                 4.625%, 2/15/20 (144A)                       $     4,661,150

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 73

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Manufacturing
                                                 Services -- (continued)
          7,680,000                   BB+/Ba1    Flextronics International, Ltd.,
                                                 5.0%, 2/15/23 (144A)                         $     7,660,800
                                                                                              ---------------
                                                                                              $    12,321,950
                                                                                              ---------------
                                                 Total Technology Hardware
                                                 & Equipment                                  $    29,510,744
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR EQUIPMENT -- 0.1%
                                                 Semiconductor Equipment -- 0.1%
          4,090,000                  BBB/Baa1    KLA-Tencor Corp., 6.9%, 5/1/18               $     4,903,117
-------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.0%+
CNY      12,000,000                    BB-/NR    LDK Solar Co., Ltd., 10.0%,
                                                 2/28/14                                      $       993,823
                                                                                              ---------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                      $     5,896,940
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION
                                                 SERVICES -- 2.6%
                                                 Integrated Telecommunication
                                                 Services -- 1.6%
          4,250,000                    BB/Ba2    CenturyLink, Inc., 6.45%, 6/15/21            $     4,505,000
          3,510,000                    BB/Ba2    CenturyLink, Inc., 7.6%, 9/15/39                   3,404,700
          3,100,000                    BB/Ba2    CenturyLink, Inc., 7.65%, 3/15/42                  2,995,375
          5,703,000                      B/B1    Cincinnati Bell, Inc., 8.25%,
                                                 10/15/17                                           6,045,180
         10,921,000                      B/B1    Cincinnati Bell, Inc., 8.375%,
                                                 10/15/20                                          11,357,840
          7,590,000                   BB-/Ba2    Frontier Communications Corp.,
                                                 8.5%, 4/15/20                                      8,595,675
         10,505,000                   BB-/Ba2    Frontier Communications Corp.,
                                                 8.75%, 4/15/22                                    11,686,812
          1,500,000                     B+/B2    GCI, Inc., 8.625%, 11/15/19                        1,582,500
          9,400,000                    NR/Ba3    GTP Acquisition Partners I LLC,
                                                 7.628%, 6/15/16 (144A)                            10,445,618
          3,200,000                     NR/NR    GTP Cellular Sites LLC, 3.721%,
                                                 3/15/17 (144A)                                     3,309,811
          8,065,000                     NR/A2    GTP Towers Issuer LLC, 4.436%,
                                                 2/15/15 (144A)                                     8,430,369
          9,080,000                 BBB-/Baa3    Oi SA, 5.75%, 2/10/22 (144A)                       9,488,600
          1,235,000                      A/A2    Qtel International Finance, Ltd.,
                                                 3.375%, 10/14/16 (144A)                            1,301,072
          3,200,000                      A/A2    Qtel International Finance, Ltd.,
                                                 3.875%, 1/31/28 (144A)                             3,151,328
          3,600,000                      A/A2    Qtel International Finance, Ltd.,
                                                 6.5%, 6/10/14 (144A)                               3,826,440
         11,154,000                  BBB/Baa2    Telefonica Emisiones SAU,
                                                 6.221%, 7/3/17                                    12,480,032

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Integrated Telecommunication
                                                 Services -- (continued)
EURO      2,625,000                    B+/Ba3    Telenet Finance III Luxembourg SCA,
                                                 6.625%, 2/15/21 (144A)                       $     3,508,683
          1,615,000                     B/Ba3    Windstream Corp., 6.375%,
                                                 8/1/23 (144A)                                      1,602,888
          5,000,000                     B/Ba3    Windstream Corp., 7.75%, 10/15/20                  5,425,000
          1,990,000                     B/Ba3    Windstream Corp., 8.125%, 9/1/18                   2,179,050
                                                                                              ---------------
                                                                                              $   115,321,973
-------------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 1.0%
            155,000                    B+/Ba2    Cricket Communications, Inc.,
                                                 7.75%, 5/15/16                               $       161,781
          6,850,000                     NR/A2    Crown Castle Towers LLC, 4.883%,
                                                 8/15/20 (144A)                                     7,884,501
          3,135,000                     NR/A2    Crown Castle Towers LLC, 6.113%,
                                                 1/15/20 (144A)                                     3,835,350
          2,600,000                     NR/B1    Digicel, Ltd., 7.0%, 2/15/20 (144A)                2,717,000
          6,600,000                     NR/B1    Digicel, Ltd., 8.25%, 9/1/17 (144A)                6,979,500
            100,000                      B/B3    Intelsat Jackson Holdings SA, 8.5%,
                                                 11/1/19                                              112,125
          4,915,000                      B/B1    MetroPCS Wireless, Inc., 6.625%,
                                                 11/15/20                                           5,136,175
          6,500,000                      B/B1    MetroPCS Wireless, Inc., 7.875%,
                                                 9/1/18                                             7,101,250
          3,250,000                     NR/NR    Richland Towers Funding LLC,
                                                 7.87%, 3/15/16 (144A)                              3,516,292
         11,800,000                    BB/Ba3    VimpelCom Holdings BV, 7.504%,
                                                 3/1/22 (144A)                                     13,131,040
RUB     430,000,000                    BB/Ba3    VimpelCom Holdings BV, 9.0%,
                                                 2/13/18 (144A)                                    14,320,665
          6,650,000                     NR/NR    WCP Wireless Site Funding,
                                                 6.829%, 11/15/15 (144A)                            7,153,797
                                                                                              ---------------
                                                                                              $    72,049,476
                                                                                              ---------------
                                                 Total Telecommunication Services             $   187,371,449
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 2.4%
                                                 Electric Utilities -- 1.1%
          4,246,000                  BBB/Baa2    Commonwealth Edison Co., 6.95%,
                                                 7/15/18                                      $     5,221,578
          5,720,000                   NR/Baa3    Dubai Electricity & Water Authority,
                                                 7.375%, 10/21/20 (144A)                            6,949,800
          9,750,000                   NR/Baa3    Dubai Electricity & Water Authority,
                                                 8.5%, 4/22/15 (144A)                              10,907,812
         23,700,000       5.25        BBB+/A3    Electricite de France SA, Floating Rate
                                                 Note, 1/29/49 (Perpetual) (144A)                  23,544,528
            215,000                 BBB+/Baa2    Enel Finance International NV,
                                                 5.125%, 10/7/19 (144A)                               228,104

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 75

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Electric Utilities -- (continued)
          1,133,595                     B/Ba2    FPL Energy Wind Funding LLC,
                                                 6.876%, 6/27/17 (144A)                       $       974,892
          4,150,000                  BB+/Baa3    Israel Electric Corp., Ltd., 6.7%,
                                                 2/10/17 (144A)                                     4,622,062
          2,725,000                  BB+/Baa3    Israel Electric Corp., Ltd., 7.25%,
                                                 1/15/19 (144A)                                     3,128,747
          1,330,000                  BB+/Baa3    Israel Electric Corp., Ltd., 9.375%,
                                                 1/28/20 (144A)                                     1,669,150
             85,000                 BBB+/Baa1    Nevada Power Co., 6.5%, 8/1/18                       105,769
          2,125,000       6.70        BB+/Ba1    PPL Capital Funding, Inc., Floating
                                                 Rate Note, 3/30/67                                 2,257,812
          3,725,000                 BBB-/Baa3    Public Service Co. of New Mexico,
                                                 7.95%, 5/15/18                                     4,632,406
          8,675,000       6.25      BBB-/Baa2    Southern California Edison Co.,
                                                 Floating Rate Note, 8/1/49
                                                 (Perpetual)                                        9,544,929
          4,170,000                   BBB+/A3    West Penn Power Co., 5.95%,
                                                 12/15/17 (144A)                                    4,904,216
                                                                                              ---------------
                                                                                              $    78,691,805
-------------------------------------------------------------------------------------------------------------
                                                 Gas Utilities -- 0.5%
          9,350,000                    NR/Ba2    AmeriGas Finance LLC, 7.0%,
                                                 5/20/22                                      $    10,168,125
          3,575,000                     B-/B2    Ferrellgas LP, 6.5%, 5/1/21                        3,691,188
          8,000,000                   A-/Baa1    Mega Advance Investments, Ltd.,
                                                 5.0%, 5/12/21 (144A)                               9,076,632
          1,965,000                   AA-/Aa3    Nakilat, Inc., 6.067%,
                                                 12/31/33 (144A)                                    2,382,562
          4,022,886                     A+/A1    Nakilat, Inc., 6.267%,
                                                 12/31/33 (144A)                                    4,836,977
          6,330,000                     B-/B3    Transportadora de Gas del Sur SA,
                                                 7.875%, 5/14/17 (144A)                             5,586,225
                                                                                              ---------------
                                                                                              $    35,741,709
-------------------------------------------------------------------------------------------------------------
                                                 Multi-Utilities -- 0.1%
          3,405,000                 BBB+/Baa1    New York State Electric & Gas
                                                 Corp., 6.15%, 12/15/17 (144A)                $     3,807,583
          3,888,520                     NR/NR    Ormat Funding Corp., 8.25%,
                                                 12/30/20                                           3,616,323
             50,000                 BBB+/Baa1    Sempra Energy Co., 9.8%, 2/15/19                      70,283
                                                                                              ---------------
                                                                                              $     7,494,189
-------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers
                                                 & Energy Traders -- 0.7%
          1,423,471                   BBB-/NR    Alta Wind Holdings LLC, 7.0%,
                                                 6/30/35 (144A)                               $     1,526,423
          2,650,000       6.65          BB/NR    East Lane Re, Ltd., Floating Rate
                                                 Note, 3/13/15 (Cat Bond) (144A)                    2,758,915

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers
                                                 & Energy Traders -- (continued)
          1,000,000       5.75         BB+/NR    East Lane Re, Ltd., Floating Rate
                                                 Note, 3/14/14 (Cat Bond) (144A)              $     1,020,300
          8,380,000                   NR/Baa3    Instituto Costarricense de Electricidad
                                                 SA de CV, 6.95%, 11/10/21 (144A)                   9,540,630
          8,445,000                      B/B1    InterGen NV, 9.0%, 6/30/17 (144A)                  8,297,212
            424,050                     NR/NR    Juniper Generation LLC, 6.79%,
                                                 12/31/14 (144A)                                      400,540
          3,775,000                 BBB-/Baa3    Kiowa Power Partners LLC, 5.737%,
                                                 3/30/21 (144A)                                     3,989,020
         10,945,000                    BB-/B1    NRG Energy, Inc., 7.625%, 5/15/19                 11,820,600
          2,879,000                   BB+/Ba1    NSG Holdings LLC, 7.75%,
                                                 12/15/25 (144A)                                    3,022,950
          2,747,980                 BBB-/Baa3    Panoche Energy Center LLC, 6.885%,
                                                 7/31/29 (144A)                                     2,989,321
          8,750,000                     NR/B2    Star Energy Geothermal Wayang
                                                 Windu, Ltd., 6.125%, 3/27/20
                                                 (144A)                                             8,728,125
                                                                                              ---------------
                                                                                              $    54,094,036
                                                                                              ---------------
                                                 Total Utilities                              $   176,021,739
-------------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT -- 0.5%
         17,900,000                     NR/NR    Brazil Minas SPE via State of Minas
                                                 Gerais, 5.333%, 2/15/28                      $    19,690,000
         17,900,000                     NR/NR    Brazil Minas SPE via State of Minas
                                                 Gerais, 5.333%, 2/15/28 (144A)                    19,543,220
                                                                                              ---------------
                                                                                              $    39,233,220
                                                                                              ---------------
                                                 Total Government                             $    39,233,220
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $2,980,883,043)                        $ 3,201,854,913
-------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT AND
                                                 AGENCY OBLIGATIONS -- 4.1%
          9,537,298                   AAA/Aaa    Fannie Mae, 3.5%,
                                                 11/1/40-12/1/42                              $    12,487,605
         37,313,510                   AAA/Aaa    Fannie Mae, 4.0%, 7/1/18-12/1/42                  39,846,702
         18,475,700                   AAA/Aaa    Fannie Mae, 4.5%, 3/1/35-1/1/42                   19,942,922
         12,122,507                   AAA/Aaa    Fannie Mae, 5.0%, 2/1/22-7/1/40                   13,295,557
          5,050,139                   AAA/Aaa    Fannie Mae, 5.5%, 3/1/21-4/1/36                    5,539,020
          4,277,119                   AAA/Aaa    Fannie Mae, 6.0%, 7/1/17-7/1/38                    4,714,718
            289,612                   AAA/Aaa    Fannie Mae, 6.5%, 12/1/21-9/1/38                     324,476
              5,357                   AAA/Aaa    Fannie Mae, 7.0%, 5/1/28-7/1/31                        6,388
              1,531                   AAA/Aaa    Fannie Mae, 7.5%, 1/1/28                               1,765
          4,550,193                   AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                                 3.5%, 10/1/40                                      4,790,796

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 77

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 U.S. Government and
                                                 Agency Obligations -- (continued)
          1,055,730                   AAA/Aaa    Federal Home Loan Mortgage
                                                 Corp., 4.5%, 10/1/35                         $     1,131,402
         23,780,008                   AAA/Aaa    Federal Home Loan Mortgage
                                                 Corp., 5.0%, 12/1/21-11/1/39                      25,923,853
             14,869                   AAA/Aaa    Federal Home Loan Mortgage
                                                 Corp., 5.5%, 10/1/16                                  15,833
          2,464,742                   AAA/Aaa    Federal Home Loan Mortgage
                                                 Corp., 6.0%, 6/1/17-12/1/37                        2,703,487
             98,737                   AAA/Aaa    Federal Home Loan Mortgage
                                                 Corp., 6.5%, 9/1/32-10/1/33                          107,470
         14,283,587                   AAA/Aaa    Government National Mortgage
                                                 Association I, 4.5%,
                                                 9/15/33-8/15/41                                   15,625,556
          2,000,012                   AAA/Aaa    Government National Mortgage
                                                 Association I, 5.0%,
                                                 11/15/16-9/15/33                                   2,192,174
          1,018,148                   AAA/Aaa    Government National Mortgage
                                                 Association I, 5.125%, 10/15/38                    1,107,427
          8,413,396                   AAA/Aaa    Government National Mortgage
                                                 Association I, 5.5%,
                                                 3/15/17-3/15/37                                    9,222,081
          1,029,653                   AAA/Aaa    Government National Mortgage
                                                 Association I, 5.75%, 10/15/38                     1,127,180
          8,152,521                   AAA/Aaa    Government National Mortgage
                                                 Association I, 6.0%,
                                                 6/15/13-7/15/38                                    9,173,765
            569,714                   AAA/Aaa    Government National Mortgage
                                                 Association I, 6.5%,
                                                 1/15/29-7/15/35                                      657,688
             21,493                   AAA/Aaa    Government National Mortgage
                                                 Association I, 7.0%,
                                                 5/15/29-6/15/31                                       23,854
                143                   AAA/Aaa    Government National Mortgage
                                                 Association I, 7.5%, 8/15/29                             146
              1,782                   AAA/Aaa    Government National Mortgage
                                                 Association I, 8.0%, 12/15/29                          1,847
         16,254,548                   AAA/Aaa    Government National Mortgage
                                                 Association II, 4.5%,
                                                 12/20/34-9/20/41                                  17,969,153
            310,960                   AAA/Aaa    Government National Mortgage
                                                 Association II, 5.5%,
                                                 3/20/34-10/20/37                                     344,697
            519,334                   AAA/Aaa    Government National Mortgage
                                                 Association II, 6.0%,
                                                 5/20/32-10/20/33                                     605,927
                516                   AAA/Aaa    Government National Mortgage
                                                 Association II, 6.5%, 1/20/28                            624

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 U.S. Government and
                                                 Agency Obligations -- (continued)
              8,422                   AAA/Aaa    Government National Mortgage
                                                 Association II, 7.0%, 1/20/29                $        10,293
          2,500,000                   AA+/Aaa    U.S. Treasury Bonds, 3.75%, 8/15/41                2,827,345
         12,355,000                   AA+/Aaa    U.S. Treasury Bonds, 4.25%, 5/15/39               15,183,134
         23,290,000                   AA+/Aaa    U.S. Treasury Bonds, 4.375%,
                                                 11/15/39                                          29,185,281
          5,085,000                   AA+/Aaa    U.S. Treasury Bonds, 4.375%,
                                                 2/15/38                                            6,357,043
         19,890,000                   AA+/Aaa    U.S. Treasury Bonds, 4.5%, 8/15/39                25,397,056
         15,000,000                   AA+/Aaa    U.S. Treasury Notes, 1.0%, 9/30/16                15,280,080
         12,000,000                   AA+/Aaa    U.S. Treasury Notes, 2.125%,
                                                 8/15/21                                           12,540,000
                                                                                              ---------------
                                                                                              $   295,664,345
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AND
                                                 AGENCY OBLIGATIONS
                                                 (Cost $271,788,073)                          $   295,664,345
-------------------------------------------------------------------------------------------------------------
                                                 FOREIGN GOVERNMENT
                                                 BONDS -- 8.3%
          2,900,000                   BB-/Ba3    Bolivian Government International
                                                 Bond, 4.875%, 10/29/22 (144A)                $     2,882,600
BRL      14,150,000                  BBB/Baa2    Brazilian Government International
                                                 Bond, 10.25%, 1/10/28                              8,411,562
EURO      3,900,000                    NR/Aaa    Bundesrepublik Deutschland,
                                                 4.25%, 1/4/14                                      5,158,497
CAD       2,340,000                   AAA/Aaa    Canada Housing Trust No. 1, 3.35%,
                                                 12/15/20 (144A)                                    2,520,469
CAD      19,625,000                   AAA/Aaa    Canada Housing Trust No. 1, 3.8%,
                                                 6/15/21 (144A)                                    21,805,169
CAD      35,040,000                   AAA/Aaa    Canada Housing Trust No. 1, 3.75%,
                                                 3/15/20 (144A)                                    38,572,093
CAD      13,610,000                   AAA/Aaa    Canadian Government Bond, 1.5%,
                                                 3/1/17                                            13,519,896
CAD      20,500,000                   AAA/Aaa    Canadian Government Bond, 2.0%,
                                                 6/1/16                                            20,704,486
CAD       7,550,000                   AAA/Aaa    Canadian Government Bond, 4.25%,
                                                 6/1/18                                             8,503,563
          7,900,000                    BB+/NR    Croatia Government International
                                                 Bond, 5.5%, 4/4/23 (144A)                          7,865,085
IDR  38,000,000,000                    BB+/NR    Indonesia Recapitalization Bond,
                                                 14.25%, 6/15/13                                    3,997,213
IDR  21,100,000,000                    BB+/NR    Indonesia Recapitalization Bond,
                                                 14.275%, 12/15/13                                  2,321,586
IDR  26,365,000,000                   NR/Baa3    Indonesia Treasury Bond, 6.125%,
                                                 5/15/28                                            2,657,939
IDR  34,113,000,000                   NR/Baa3    Indonesia Treasury Bond, 7.0%,
                                                 5/15/22                                            3,870,663

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 79

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Foreign Government
                                                 Bonds -- (continued)
IDR  23,752,000,000                   NR/Baa3    Indonesia Treasury Bond, 7.0%,
                                                 5/15/27                                      $     2,614,495
IDR  14,050,000,000                   NR/Baa3    Indonesia Treasury Bond,
                                                 7.375%, 9/15/16                                    1,559,380
IDR 222,011,000,000                   NR/Baa3    Indonesia Treasury Bond,
                                                 8.25%, 6/15/32                                    27,046,480
IDR   9,400,000,000                   NR/Baa3    Indonesia Treasury Bond,
                                                 9.0%, 9/15/13                                        988,243
EURO      9,090,000                  BBB+/Ba1    Ireland Government Bond,
                                                 4.5%, 4/18/20                                     12,175,477
EURO      9,395,000                  BBB+/Ba1    Ireland Government Bond,
                                                 5.0%, 10/18/20                                    12,937,357
EURO     11,600,000                   NR/Baa2    Italy Buoni Poliennali Del Tesoro,
                                                 4.75%, 8/1/23                                     15,017,207
MYR      51,000,000                     NR/NR    Malaysia Government Bond,
                                                 3.418%, 8/15/22                                   16,402,973
MXN     271,870,000                   A-/Baa1    Mexican Bonos, 6.5%, 6/9/22                       24,490,741
MXN      20,600,000                   A-/Baa1    Mexican Bonos, 7.5%, 6/3/27                        2,019,660
MXN     271,871,600                   A-/Baa1    Mexican Udibonos, 2.0%, 6/9/22                    23,270,835
MXN     197,032,763                   A-/Baa1    Mexican Udibonos, 3.5%, 12/14/17                  17,737,939
NGN   2,507,000,000                     NR/NR    Nigeria Government Bond,
                                                 16.0%, 6/29/19                                    19,320,740
NGN   2,087,000,000                     NR/NR    Nigeria Treasury Bill, 0.0%,
                                                 2/6/14 (e)                                        12,058,924
NOK      24,080,000                   AAA/Aaa    Norway Government Bond, 4.25%,
                                                 5/19/17                                            4,592,499
NOK      91,980,000                   AAA/Aaa    Norway Government Bond, 4.5%,
                                                 5/22/19                                           18,339,281
NOK      12,010,000                   AAA/Aaa    Norway Government Bond, 5.0%,
                                                 5/15/15                                            2,217,345
NOK      25,000,000                   AAA/Aaa    Norway Government Bond, 6.5%,
                                                 5/15/13                                            4,303,032
PHP   1,384,695,000                    NR/Ba1    Philippine Government Bond,
                                                 5.875%, 3/1/32                                    43,401,934
PHP     110,150,000                    NR/Ba1    Philippine Government Bond,
                                                 6.125%, 10/24/37                                   3,604,154
PHP     523,120,000                    NR/Ba1    Philippine Government Bond,
                                                 7.625%, 9/29/36                                   20,088,115
PHP       1,800,000                    NR/Ba1    Philippine Government Bond,
                                                 8.0%, 7/19/31                                         68,715
PLN      16,500,000                      A/A2    Poland Government Bond,
                                                 5.25%, 4/25/13                                     5,073,920
          4,900,000                     B-/NR    Province of Salta Argentina, 9.5%,
                                                 3/16/22 (144A)                                     4,067,000
          3,700,000                     B-/NR    Provincia de Neuquen Argentina,
                                                 7.875%, 4/26/21 (144A)                             3,108,000

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Foreign Government
                                                 Bonds -- (continued)
AUD      17,900,000                   AA+/Aa1    Queensland Treasury Corp.,
                                                 5.75%, 7/22/24                               $    20,379,646
AUD      11,815,000                   AA+/Aa1    Queensland Treasury Corp.,
                                                 6.0%, 7/21/22                                     13,717,289
RON      60,200,000                     NR/NR    Romania Government Bond,
                                                 5.85%, 4/26/23                                    17,672,602
RON      29,000,000                     NR/NR    Romania Government Bond,
                                                 5.9%, 7/26/17                                      8,511,191
RUB     489,300,000                 BBB+/Baa1    Russian Federal Bond -- OFZ, 7.5%,
                                                 3/15/18                                           16,566,850
RUB          25,000                 BBB+/Baa1    Russian Federal Bond -- OFZ, 7.6%,
                                                 7/20/22                                                  841
          7,400,000                  BBB/Baa1    Russian Foreign Bond -- Eurobond,
                                                 4.5%, 4/4/22 (144A)                                8,062,300
SEK      40,200,000                   AAA/Aaa    Sweden Government Bond, 3.75%,
                                                 8/12/17                                            6,839,938
SEK      45,100,000                   AAA/Aaa    Sweden Government Bond, 4.5%,
                                                 8/12/15                                            7,486,362
SEK     159,095,000                   AAA/Aaa    Sweden Government Bond, 6.75%,
                                                 5/5/14                                            25,970,831
TRY      21,830,000                     NR/NR    Turkey Government Bond, 10.5%,
                                                 1/15/20                                           14,517,149
          1,825,000                      B/B3    Ukraine Government International
                                                 Bond, 6.75%, 11/14/17 (144A)                       1,802,188
          9,300,000                      B/B3    Ukraine Government International
                                                 Bond, 7.8%, 11/28/22 (144A)                        9,416,250
         16,400,000                      B/B3    Ukraine Government International
                                                 Bond, 9.25%, 7/24/17 (144A)                       17,754,640
                                                                                              ---------------
                                                                                              $   607,993,344
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN GOVERNMENT BONDS
                                                 (Cost $571,305,181)                          $   607,993,344
-------------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS -- 5.9%
                                                 Municipal Airport -- 0.2%
            150,000                     NR/NR    City of Charlotte North Carolina,
                                                 5.6%, 7/1/27                                 $       150,168
         10,250,000                      B/B3    City of Houston Texas Airport
                                                 System Revenue, 6.75%, 7/1/29                     10,294,178
          3,450,000                  BBB/Baa1    Indianapolis Airport Authority,
                                                 5.1%, 1/15/17                                      3,908,608
                                                                                              ---------------
                                                                                              $    14,352,954
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Development -- 0.4%
          7,050,000       5.90         BBB/NR    Brazos Harbor Industrial
                                                 Development Corp., Floating Rate
                                                 Note, 5/1/38                                 $     8,008,518

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 81

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Development -- (continued)
          7,370,000                 BBB-/Baa3    Louisiana Local Government
                                                 Environmental Facilities & Community
                                                 Development Authority, 6.75%,
                                                 11/1/32                                      $     8,319,182
          2,450,000       7.00           B/B3    New Jersey Economic Development
                                                 Authority, Floating Rate Note,
                                                 11/15/30                                           2,458,967
          8,470,000                  BBB/Baa2    Parish of St. John the Baptist
                                                 Louisiana, 5.125%, 6/1/37                          8,966,173
          3,700,000                    BBB/NR    Selma Industrial Development
                                                 Board, 6.25%, 11/1/33                              4,250,782
                                                                                              ---------------
                                                                                              $    32,003,622
-------------------------------------------------------------------------------------------------------------
                                                 Municipal General -- 1.0%
         17,600,000                     AA/A2    JobsOhio Beverage System,
                                                 3.985%, 1/1/29                               $    18,049,856
          4,480,000                     AA/A2    JobsOhio Beverage System,
                                                 4.532%, 1/1/35                                     4,649,702
         19,893,000                    AA-/A1    New Jersey Economic Development
                                                 Authority, 2/15/18                                17,747,540
         10,540,000                     A+/A1    New Jersey Transportation Trust Fund
                                                 Authority, 5.5%, 6/15/41                          12,138,602
          1,400,000                   AAA/Aa1    New York City Transitional Finance
                                                 Authority Future Tax Secured Revenue,
                                                 5.0%, 11/1/33                                      1,611,358
              2,000                     NR/NR    State of California, 2.5%, 6/20/13                     2,011
          3,650,000                   AA-/Aa3    State of Wisconsin, 5.75%, 5/1/33                  4,352,734
          4,585,000                    BBB/A3    Texas Municipal Gas Acquisition &
                                                 Supply Corp., III, 5.0%, 12/15/30                  4,893,662
          9,165,000                    BBB/A3    Texas Municipal Gas Acquisition &
                                                 Supply Corp., III, 5.0%, 12/15/31                  9,714,442
                                                                                              ---------------
                                                                                              $    73,159,907
-------------------------------------------------------------------------------------------------------------
                                                 Higher Municipal Education -- 2.1%
          4,550,000                     A+/NR    Baylor University, 4.313%, 3/1/42            $     4,717,122
          9,610,000                   AAA/Aaa    Connecticut State Health &
                                                 Educational Facility Authority,
                                                 5.0%, 7/1/40                                      11,125,113
          5,100,000                   AAA/Aaa    Connecticut State Health &
                                                 Educational Facility Authority,
                                                 5.0%, 7/1/42                                       5,628,564
          8,850,000                   AAA/Aaa    Houston Higher Education Finance
                                                 Corp., 4.5%, 11/15/37                              9,482,952
          4,700,000                   AAA/Aaa    Houston Higher Education Finance
                                                 Corp., 5.0%, 5/15/40                               5,299,250
          4,600,000                    AA/Aa1    Illinois Finance Authority, 5.0%,
                                                 10/1/51                                            5,019,060

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Higher Municipal Education -- (continued)
          3,700,000                   AAA/Aaa    Massachusetts Development
                                                 Finance Agency, 5.0%, 10/15/40               $     4,269,319
         20,250,000                   AAA/Aaa    Massachusetts Health &
                                                 Educational Facilities Authority,
                                                 5.5%, 11/15/36                                    24,164,122
          4,550,000                   AAA/Aaa    Massachusetts Health &
                                                 Educational Facilities Authority,
                                                 5.5%, 7/1/32                                       6,319,040
             40,000                  AAA/Aaa     Massachusetts Health &
                                                 Educational Facilities Authority,
                                                 5.5%, 7/1/36                                          47,216
          3,150,000                   AAA/Aaa    Massachusetts Health &
                                                 Educational Facilities Authority,
                                                 6.0%, 7/1/36                                       3,803,814
          8,880,000                   AAA/Aaa    Missouri State Health &
                                                 Educational Facilities Authority,
                                                 5.0%, 11/15/39                                    10,496,160
          6,100,000                    AA/Aa1    New York State Dormitory Authority
                                                 Series A, 5.0%, 7/1/40                             6,915,692
          8,050,000                   AA+/Aa1    New York State Dormitory Authority
                                                 Series C, 5.0%, 7/1/40                             8,957,235
         15,040,000                   AAA/Aaa    New York State Dormitory Authority,
                                                 5.0%, 10/1/41                                     17,294,195
            675,000                    AA/Aa1    New York State Dormitory Authority,
                                                 5.0%, 7/1/35                                         771,896
          3,730,000                   AA-/Aa3    New York State Dormitory Authority,
                                                 5.0%, 7/1/37                                       4,283,457
         11,700,000                   AAA/Aaa    New York State Dormitory Authority,
                                                 5.0%, 7/1/38                                      13,449,618
          5,000,000                    AA/Aa2    Pennsylvania State University,
                                                 5.0%, 3/1/40                                       5,522,250
          2,550,000                   AAA/Aaa    Permanent University Fund,
                                                 5.0%, 7/1/30                                       3,101,948
          2,210,000                   AAA/Aaa    University of Texas System,
                                                 5.0%, 8/15/43                                      2,545,566
                                                                                              ---------------
                                                                                              $   153,213,589
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Medical -- 0.3%
          3,700,000                    AA/Aa2    Maryland Health & Higher
                                                 Educational Facilities Authority,
                                                 5.0%, 7/1/41                                 $     4,223,476
          6,550,000                    AA-/A1    Massachusetts Development
                                                 Finance Agency, 5.25%, 4/1/37                      7,329,974
          2,075,000                    AA-/A1    Massachusetts Development
                                                 Finance Agency, 5.375%, 4/1/41                     2,317,028
          4,250,000                      A/NR    New Hampshire Health & Education
                                                 Facilities Authority, 6.5%, 1/1/41                 4,918,610
                                                                                              ---------------
                                                                                              $    18,789,088
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 83

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Utility District -- 0.3%
         17,135,000                   AA-/Aa3    South Carolina State Public Service
                                                 Authority, 5.0%, 12/1/43                     $    18,839,761
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Pollution -- 0.5%
            950,000                      A/NR    Butler Industrial Development Board,
                                                 5.75%, 9/1/28                                $     1,000,264
          1,000,000                  BBB/Baa3    County of Richland South Carolina,
                                                 5.95%, 9/1/31                                      1,003,880
          3,285,000                   A-/Baa1    County of Sweetwater Wyoming,
                                                 5.6%, 12/1/35                                      3,565,900
          3,085,000                  BBB/Baa3    Courtland Industrial Development
                                                 Board, 5.0%, 8/1/27                                3,094,533
          4,450,000       5.20         BBB/NR    Gulf Coast Waste Disposal Authority,
                                                 Floating Rate Note, 5/1/28                         4,795,276
         15,970,000       5.95         BBB/NR    Port Freeport Texas, Floating Rate
                                                 Note, 5/15/33                                     18,303,536
          1,400,000       4.90         BBB/NR    Yavapai County Industrial
                                                 Development Authority, Floating
                                                 Rate Note, 3/1/28                                  1,493,268
                                                                                              ---------------
                                                                                              $    33,256,657
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Transportation -- 0.1%
          6,500,000                    AA/Aa2    Harris County Metropolitan Transit
                                                 Authority, 5.0%, 11/1/41                     $     7,263,880
          2,620,000                   AA-/Aa3    Port Authority of New York & New
                                                 Jersey, 4.458%, 10/1/62                            2,617,380
                                                                                              ---------------
                                                                                              $     9,881,260
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Water -- 0.7%
          1,440,000                   AAA/Aa1    City of Charleston South Carolina
                                                 Waterworks & Sewer System
                                                 Revenue, 5.0%, 1/1/35                        $     1,651,910
          9,570,000                   AAA/Aa1    City of Charleston South Carolina
                                                 Waterworks & Sewer System
                                                 Revenue, 5.0%, 1/1/41                             10,793,812
          4,175,000                   AAA/Aaa    City of Charlotte North Carolina
                                                 Water & Sewer System Revenue,
                                                 5.0%, 7/1/38                                       4,733,281
         13,855,000                   AA-/Aa3    City of San Francisco California
                                                 Public Utilities Commission Water
                                                 Revenue, 5.0%, 11/1/37                            15,691,619
          3,000,000                   AA+/Aa2    County of King Washington Sewer
                                                 Revenue, 5.125%, 1/1/41                            3,364,260
          2,540,000                   AAA/Aa2    Hampton Roads Sanitation District,
                                                 5.0%, 4/1/38                                       2,844,241
          4,420,000                   AAA/Aaa    Metropolitan Water Reclamation
                                                 District of Greater Chicago, 5.0%,
                                                 12/1/32                                            5,079,685
          7,300,000                    AAA/NR    Tarrant Regional Water District, 5.0%,
                                                 3/1/52                                             8,103,438
                                                                                              ---------------
                                                                                              $    52,262,246
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Municipal Obligation -- 0.3%
          7,850,000                   AAA/Aa1    State of Florida, 4.0%, 6/1/27               $     8,544,960
          2,950,000                   AAA/Aaa    State of Maryland, 4.0%, 3/15/25                   3,304,560
          2,550,000                   AA+/Aa1    State of Washington, 3.0%, 7/1/28                  2,465,646
          5,600,000                   AA+/Aa1    State of Washington, 5.0%, 8/1/39                  6,323,856
                                                                                              ---------------
                                                                                              $    20,639,022
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (Cost $390,072,120)                          $   426,398,106
-------------------------------------------------------------------------------------------------------------
                                                 SENIOR FLOATING RATE
                                                 LOAN INTERESTS -- 13.1%**
                                                 ENERGY -- 0.4%
                                                 Oil & Gas Equipment &
                                                 Services -- 0.0%+
          2,221,928       8.50        CCC+/B3    FTS International Services LLC,
                                                 Term Loan, 5/6/16                            $     2,117,313
-------------------------------------------------------------------------------------------------------------
                                                 Integrated Oil & Gas -- 0.1%
          8,214,636       4.50       BBB/Baa2    Glenn Pool Oil & Gas Trust, Term
                                                 Loan, 6/1/16                                 $     8,255,710
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- 0.2%
          1,300,000       5.75        BB-/Ba3    Chesapeake Energy Corp.,
                                                 Loan, 12/2/17                                $     1,342,483
          5,485,000       5.00         B+/Ba3    EP Energy LLC, Tranche B-1
                                                 Loan, 5/24/18                                      5,556,009
          3,200,000       4.00         BB/Ba1    Plains Exploration & Production
                                                 Co., Term Loan B, 9/4/19                           3,212,000
            700,000       6.00           B/B1    Samson Investment Co., Initial
                                                 Term Loan (Second Lien), 9/10/16                     710,150
                                                                                              ---------------
                                                                                              $    10,820,642
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining &
                                                 Marketing -- 0.1%
          5,078,183       3.75         BB/Ba2    Pilot Travel Centers LLC, Refinancing
                                                 Tranche B Term Loan, 3/30/18                 $     5,135,922
-------------------------------------------------------------------------------------------------------------
                                                 Coal & Consumable Fuels -- 0.0%+
          1,450,000       0.00          NR/NR    Bumi Resources Tbk PT, Term Loan,
                                                 8/15/13                                      $     1,421,000
                                                                                              ---------------
                                                 Total Energy                                 $    27,750,587
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 1.3%
                                                 Commodity Chemicals -- 0.0%+
          1,759,018       4.50         NR/Ba2    Tronox, Inc., Closing Date Term
                                                 Loan, 1/24/17                                $     1,770,378
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 85

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Chemicals -- 0.2%
          5,750,000       4.75          B+/B1    DuPont Performance Coatings, Inc.,
                                                 Initial Term B Loan, 2/1/20                  $     5,832,984
          3,549,150       6.50          NR/B1    Ineos Group Holdings, Ltd., Cash
                                                 Dollar Term Loan, 5/4/18                           3,610,153
          7,751,806       5.00          B+/B2    Univar, Inc., Term B Loan, 2/14/17                 7,838,324
                                                                                              ---------------
                                                                                              $    17,281,461
-------------------------------------------------------------------------------------------------------------
                                                 Specialty Chemicals -- 0.1%
          3,890,000       5.50        BB+/Ba1    Chemtura Corp., Term Facility,
                                                 8/11/16                                      $     3,948,350
            490,098       2.74        BB+/Ba1    Huntsman International LLC,
                                                 Extended Term B Loan, 4/19/17                        494,285
          6,334,125       4.50          NR/NR    PQ Corp., 2013 Term Loan, 8/7/17                   6,409,343
                                                                                              ---------------
                                                                                              $    10,851,978
-------------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- 0.1%
          2,064,825       4.50           B/B1    BWAY Holding Co., Initial Term
                                                 Loan, 8/31/17                                $     2,091,926
          1,952,676       4.25           B/B1    Tank Holdings Corp., Initial Term
                                                 Loan, 6/8/19                                       1,958,778
                                                                                              ---------------
                                                                                              $     4,050,704
-------------------------------------------------------------------------------------------------------------
                                                 Paper Packaging -- 0.3%
         18,048,525       6.50           B/B2    Exopack Holding Corp., Term
                                                 Loan B, 5/6/17                               $    18,251,571
            845,947       4.00         BB/Ba1    Sealed Air Corp., Term B-1 Facility,
                                                 10/3/18                                              859,958
                                                                                              ---------------
                                                                                              $    19,111,529
-------------------------------------------------------------------------------------------------------------
                                                 Aluminum -- 0.1%
          1,069,200       5.75           B/B1    Noranda Aluminum Holding Corp.,
                                                 Term B Loan, 2/17/19                         $     1,087,243
          3,763,400       3.75          NR/NR    Novelis, Inc. Georgia, Initial Term
                                                 Loan, 3/10/17                                      3,819,264
                                                                                              ---------------
                                                                                              $     4,906,507
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 0.3%
          1,442,750       5.25        BB+/Ba1    Fortescue Metals Group, Ltd., Term
                                                 Loan, 9/18/17                                $     1,461,558
         16,590,000       0.00          B+/B2    Preferred Sands Holding Co., LLC,
                                                 Term B Loan, 12/15/16                             15,511,650
            637,128       4.00        BB+/Ba1    SunCoke Energy, Inc., Tranche B
                                                 Term Loan, 7/21/18                                   640,314
          1,930,613       4.75         BB-/B1    US Silica Co., Term Loan, 6/8/17                   1,942,283
          3,035,847       5.75        BB-/Ba3    Walter Energy, Inc., B Term Loan,
                                                 2/3/18                                             3,057,857
                                                                                              ---------------
                                                                                              $    22,613,662
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Precious Metals & Minerals -- 0.1%
          5,969,875       5.25         BB-/B1    Fairmount Minerals, Ltd., Tranche B
                                                 Term Loan, 3/1/17                            $     6,015,891
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.0%+
            572,125       8.75           B/B1    Essar Steel Algoma, Inc., Term
                                                 Loan, 9/12/14                                $       586,428
-------------------------------------------------------------------------------------------------------------
                                                 Paper Products -- 0.1%
          3,648,604       4.75        BB-/Ba3    Ranpak Corp., USD Term Loan (First
                                                 Lien), 3/28/17                               $     3,657,725
EURO      3,990,000       0.00          NR/NR    Unifrax I LLC, New Euro Term Loan,
                                                 11/1/18                                            5,141,357
                                                                                              ---------------
                                                                                              $     8,799,082
                                                                                              ---------------
                                                 Total Materials                              $    95,987,620
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 1.2%
                                                 Aerospace & Defense -- 0.6%
          4,174,568       4.75       BBB-/Ba2    AWAS Aviation Capital, Ltd., Term
                                                 Loan, 6/25/18                                $     4,216,314
          7,135,485       6.25          B-/B2    DAE Aviation Holdings, Inc., Tranche
                                                 B-1 Loan, 10/18/18                                 7,211,299
          3,234,738       6.25           B/B2    DAE Aviation Holdings, Inc., Tranche
                                                 B-2 Loan, 10/18/18                                 3,269,107
          6,088,000       3.75       BBB-/Ba2    DigitalGlobe, Inc., Term Loan,
                                                 1/25/20                                            6,166,480
          1,874,668       6.25        BB-/Ba2    DynCorp International, Inc., Term
                                                 Loan, 7/7/16                                       1,889,900
          2,205,518       3.54         BB-/B2    Hunter Defense Technologies, Inc.,
                                                 Term Loan, 8/22/14                                 2,062,159
          6,832,875       5.25           B/B1    Sequa Corp., Initial Term Loan,
                                                 5/29/17                                            6,949,601
          5,329,585       4.50         B+/Ba3    SI Organization, Inc., New Tranche B
                                                 Term Loan, 11/22/16                                5,342,909
          3,511,120       4.50         BB-/B1    Tasc, Inc., New Tranche B Term
                                                 Loan, 4/25/15                                      3,525,385
                                                                                              ---------------
                                                                                              $    40,633,154
-------------------------------------------------------------------------------------------------------------
                                                 Building Products -- 0.1%
          5,565,000       3.50         BB-/B1    Armstrong World Industries, Inc., New
                                                 Term B, 2/26/20                              $     5,613,694
          4,574,684       6.00          B+/B2    Custom Building Products, Inc., Term
                                                 Loan, 12/12/19                                     4,654,741
            991,389       5.00          B+/B1    Summit Materials LLC, Term B Loan,
                                                 1/30/19                                              999,754
                                                                                              ---------------
                                                                                              $    11,268,189
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 87

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Electrical Components &
                                                 Equipment -- 0.1%
          5,873,137       7.00          NR/NR    Pelican Products, Inc., Term Loan
                                                 (First Lien), 8/15/18                        $     5,887,820
            980,075       6.00        BB-/Ba2    WireCo WorldGroup, Inc., Term
                                                 Loan, 4/13/17                                        994,776
                                                                                              ---------------
                                                                                              $     6,882,596
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.0%+
          2,137,011       5.00          B+/B2    Pro Mach, Inc., Term Loan, 7/16/17           $     2,163,723
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery
                                                 & Heavy Trucks -- 0.1%
          2,191,736       4.50         NR/Ba2    Terex Corp., New US Term Loan,
                                                 4/28/17                                      $     2,225,160
          4,098,125       5.75          B+/B2    Waupaca Foundry, Inc., Term
                                                 Loan, 6/29/17                                      4,159,597
                                                                                              ---------------
                                                                                              $     6,384,757
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 0.0%+
            897,310       6.25        BB-/Ba2    Xerium Technologies, Inc., Initial
                                                 U.S. Term Loan, 5/26/17                      $       904,040
-------------------------------------------------------------------------------------------------------------
                                                 Trading Companies &
                                                 Distributors -- 0.3%
         18,378,938       4.50         B+/Ba3    WESCO International, Inc., Tranche
                                                 B-1 Loan, 12/4/19                            $    18,583,403
                                                                                              ---------------
                                                 Total Capital Goods                          $    86,819,862
-------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES &
                                                 SUPPLIES -- 0.4%
                                                 Commercial Printing -- 0.0%+
          1,788,974       7.00        BB-/Ba3    Cenveo Corp., Term B Facility,
                                                 12/15/16                                     $     1,799,037
-------------------------------------------------------------------------------------------------------------
                                                 Environmental & Facilities
                                                 Services -- 0.2%
          2,500,000       0.00          NR/NR    ISS AS, New Term B, 3/26/18                  $     2,514,850
          1,032,810       3.50       BBB-/Ba1    Progressive Waste Solutions, Ltd.,
                                                 Term B Loan, 10/31/19                              1,048,625
            634,901       2.28      CCC-/Caa2    Synagro Technologies, Inc., Term
                                                 Loan (First Lien), 4/2/14                            611,092
          3,551,526       4.00          B+/B1    Waste Industries USA, Inc., Term B
                                                 Loan, 2/23/17                                      3,604,798
          3,732,300       5.50          B+/B1    WCA Waste Corp., Term Loan,
                                                 3/1/18                                             3,767,290
                                                                                              ---------------
                                                                                              $    11,546,655
-------------------------------------------------------------------------------------------------------------
                                                 Office Services & Supplies -- 0.0%+
          1,157,893       4.25        BB+/Ba1    ACCO Brands Corp., Term B Loan,
                                                 1/4/19                                       $     1,174,538

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Office Services & Supplies -- (continued)
          1,165,471       3.70          B+/B1    CDW LLC, Non-Extended Term Loan,
                                                 10/10/14                                     $     1,174,628
                                                                                              ---------------
                                                                                              $     2,349,166
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Support Services -- 0.0%+
          2,194,017       6.25           B/B1    Language Line Services Holdings,
                                                 Inc., Tranche B Term Loan, 5/30/16           $     2,183,962
-------------------------------------------------------------------------------------------------------------
                                                 Security & Alarm Services -- 0.1%
          1,326,959       5.25         B+/Ba3    Allied Security Holdings LLC, Term
                                                 Loan (First Lien), 1/21/17                   $     1,338,570
            872,813       4.50         BB/Ba1    Garda World Security Corp., Term B
                                                 Loan, 10/24/19                                       885,087
          1,521,108       4.25          B+/B1    Protection One, Inc., Term Loan
                                                 2012, 3/20/19                                      1,535,052
                                                                                              ---------------
                                                                                              $     3,758,709
-------------------------------------------------------------------------------------------------------------
                                                 Human Resource & Employment
                                                 Services -- 0.1%
          5,131,393       5.00        BB-/Ba3    On Assignment, Inc., Initial Term B
                                                 Loan, 3/20/19                                $     5,201,888
-------------------------------------------------------------------------------------------------------------
                                                 Research & Consulting
                                                 Services -- 0.0%+
          1,550,595       5.00         BB/Ba3    Wyle Services Corp., Term Loan
                                                 (First Lien), 3/31/17                        $     1,563,194
                                                                                              ---------------
                                                 Total Commercial Services &
                                                 Supplies                                     $    28,402,611
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.4%
                                                 Air Freight & Logistics -- 0.1%
          1,731,117       5.28          NR/NR    CEVA Group Plc, Dollar Tranche B
                                                 Pre Funded Term Loan, 8/31/16                $     1,691,085
            913,509       5.30          NR/NR    CEVA Group Plc, EGL Tranche B
                                                 Term Loan, 8/31/16                                   888,844
          4,870,620       5.30          B-/B1    CEVA Group Plc, US Tranche B
                                                 Term Loan, 8/31/16                                 4,757,987
          2,637,941       8.25         B-/Ba3    Ozburn-Hessey Logistics LLC,
                                                 Term Loan (First Lien), 4/7/16                     2,651,131
                                                                                              ---------------
                                                                                              $     9,989,047
-------------------------------------------------------------------------------------------------------------
                                                 Airlines -- 0.2%
          2,842,000       5.75        BB-/Ba3    Allegiant Travel Co., Term Loan,
                                                 2/17/17                                      $     2,863,315
          9,425,000       5.25         B+/Ba2    Delta Air Lines, Inc., Term B-1
                                                 Loan, 9/28/18                                      9,586,997
          1,000,000       0.00        BB-/Ba2    United Air Lines, Inc., Term Loan
                                                 3/12/19                                            1,012,085
                                                                                              ---------------
                                                                                              $    13,462,397
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 89

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Trucking -- 0.1%
          5,059,429       2.95          NR/NR    Swift Transportation Co., LLC, Tranche
                                                 B-1 Term Loan (2013), 12/21/16               $     5,110,023
          3,041,543       4.00          NR/NR    Swift Transportation Co., LLC, Tranche
                                                 B-2 Term Loan (2013), 12/21/17                     3,089,067
                                                                                              ---------------
                                                                                              $     8,199,090
                                                                                              ---------------
                                                 Total Transportation                         $    31,650,534
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 0.9%
                                                 Auto Parts & Equipment -- 0.5%
          1,202,530       3.21        BB-/Ba3    Allison Transmission, Inc., New Term
                                                 B-2 Loan, 8/7/17                             $     1,208,293
          5,009,328       4.25        BB-/Ba3    Allison Transmission, Inc., Term B-3
                                                 Loan, 8/23/19                                      5,078,832
          2,041,649       2.14           B/B1    Federal-Mogul Corp., Tranche B Term
                                                 Loan, 12/29/14                                     1,913,762
          1,041,658       2.14           B/B1    Federal-Mogul Corp., Tranche C Term
                                                 Loan, 12/28/15                                       976,409
          3,314,320       5.00          NR/NR    HHI Holdings LLC, Additional Term
                                                 Loan, 10/5/18                                      3,368,178
          5,062,313       5.00          B+/B1    Metaldyne Corp., USD Term Loan,
                                                 12/19/18                                           5,150,903
          4,823,204       4.25          B+/B1    Remy International, Inc., Term B
                                                 Loan 2013, 2/28/20                                 4,841,291
          7,629,601       0.00          NR/NR    TI Group Automotive Systems LLC,
                                                 3/27/19                                            7,705,897
          3,832,562       3.75         BB/Ba2    Tomkins LLC, Term B-2 Loan,
                                                 9/29/16                                            3,880,469
          2,038,196       5.50         B+/Ba2    UCI International, Inc., Term Loan,
                                                 7/4/17                                             2,057,304
                                                                                              ---------------
                                                                                              $    36,181,338
-------------------------------------------------------------------------------------------------------------
                                                 Tires & Rubber -- 0.1%
          9,925,000       4.75         BB/Ba1    The Goodyear Tire & Rubber Co.,
                                                 Loan (Second Lien), 3/27/19                  $    10,048,983
-------------------------------------------------------------------------------------------------------------
                                                 Automobile Manufacturers -- 0.3%
         18,555,744       6.00         BB/Ba1    Chrysler Group LLC, Tranche B Term
                                                 Loan, 4/28/17                                $    18,945,080
                                                                                              ---------------
                                                 Total Automobiles & Components               $    65,175,401
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES &
                                                 APPAREL -- 0.3%
                                                 Home Furnishings -- 0.1%
          7,431,375       5.00         BB/Ba3    Tempur-Pedic International, Inc.,
                                                 Term B Loan, 9/27/19                         $     7,544,837
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 0.1%
          3,831,997       4.75          NR/B1    Reynolds Group Holdings, Ltd., U.S.
                                                 Term Loan, 9/21/18                           $     3,892,213
          5,984,147       5.25          B+/B1    Yankee Candle Co., Inc., Initial Term
                                                 Loan, 3/2/19                                       6,053,341
                                                                                              ---------------
                                                                                              $     9,945,554
-------------------------------------------------------------------------------------------------------------
                                                 Apparel, Accessories & Luxury
                                                 Goods -- 0.1%
          3,210,000       3.25       BBB-/Ba1    PVH Corp., Tranche B Term Loan,
                                                 12/19/19                                     $     3,248,870
-------------------------------------------------------------------------------------------------------------
                                                 Textiles -- 0.0%+
          1,664,953       5.75         NR/Ba3    Kloeckner Pentaplast SA, Term B-1
                                                 Loan, 12/14/16                               $     1,695,130
                                                                                              ---------------
                                                 Total Consumer Durables & Apparel            $    22,434,391
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.8%
                                                 Casinos & Gaming -- 0.2%
            699,689       4.00        BB+/Ba2    Ameristar Casinos, Inc., B Term
                                                 Loan, 3/29/18                                $       706,358
          2,670,000       5.45           B/B2    Caesars Entertainment Operating
                                                 Co., Inc., Term B-6 Loan, 1/28/18                  2,480,430
            837,838       2.71       BBB-/Ba2    Las Vegas Sands Corp., Delayed
                                                 Draw II Term Loan (Extending),
                                                 11/23/16                                             840,107
          5,969,776       3.75       BBB-/Ba1    Penn National Gaming, Inc., Term B
                                                 Facility Loan, 6/29/18                             6,026,960
          4,266,900       4.00        BB+/Ba1    Pinnacle Entertainment, Inc., Series A
                                                 Term Loan, 3/5/19                                  4,304,235
                                                                                              ---------------
                                                                                              $    14,358,090
-------------------------------------------------------------------------------------------------------------
                                                 Hotels, Resorts & Cruise
                                                 Lines -- 0.1%
          1,746,075       5.25           B/B1    Sabre, Inc., Term B Loan, 2/1/19             $     1,771,166
          1,532,537       5.06           B/B1    Travelport LLC, Extended Tranche B
                                                 Dollar Term Loan, 8/23/15                          1,527,748
            320,221       5.03           B/B1    Travelport LLC, Tranche S Term
                                                 Loan, 8/23/15                                        319,221
                                                                                              ---------------
                                                                                              $     3,618,135
-------------------------------------------------------------------------------------------------------------
                                                 Leisure Facilities -- 0.0%+
            720,000       3.25        BB+/Ba1    Cedar Fair LP, U.S. Term Facility,
                                                 2/20/20                                      $       730,354
          1,081,909       4.00        BB+/Ba2    Six Flags Entertainment Corp.,
                                                 Tranche B Term Loan, 11/23/18                      1,092,627
                                                                                              ---------------
                                                                                              $     1,822,981
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 91

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Restaurants -- 0.5%
          2,406,905       3.75         BB/Ba3    Burger King Corp., Tranche B
                                                 Term Loan (2012), 9/28/19                    $     2,442,749
          4,543,325       3.75        BB-/Ba2    DineEquity, Inc., Term B-2 Loan,
                                                 10/19/17                                           4,612,897
          8,305,513       3.75          B+/B2    Dunkin' Brands, Inc., Term B-3
                                                 Loan, 2/28/20                                      8,414,523
         11,880,000       4.75          B+/B1    Landry's, Inc., B Term Loan,
                                                 3/22/18                                           11,988,904
          6,338,150       4.75         BB-/B1    Wendy's International, Inc., Term
                                                 Loan, 4/3/19                                       6,415,089
                                                                                              ---------------
                                                                                              $    33,874,162
-------------------------------------------------------------------------------------------------------------
                                                 Education Services -- 0.0%+
          1,107,225       4.00          B+/B1    Bright Horizons Family Solutions,
                                                 Inc., Term B Loan, 1/14/20                   $     1,117,375
                                                                                              ---------------
                                                 Total Consumer Services                      $    54,790,743
-------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 1.2%
                                                 Advertising -- 0.2%
          7,598,884       6.50          B/Ba3    Affinion Group, Inc., Tranche B
                                                 Term Loan, 10/9/16                           $     7,442,157
          6,209,438       4.75           B/B1    Getty Images, Inc., Initial Term
                                                 Loan (New), 9/17/19                                6,310,894
                                                                                              ---------------
                                                                                              $    13,753,051
-------------------------------------------------------------------------------------------------------------
                                                 Broadcasting -- 0.6%
          6,435,000       4.00        BB-/Ba2    Cequel Communications Holdings I
                                                 LLC, Term Loan, 1/31/19                      $     6,503,874
          1,702,175       5.00        BB-/Ba3    Entercom Communications Corp.,
                                                 Term B Loan, 11/7/18                               1,735,954
          3,890,000       4.50        BB-/Ba3    MCC Georgia LLC, Tranche F Term
                                                 Loan, 10/20/17                                     3,930,522
         15,835,338       0.00         NR/Ba3    Telesat Canada, U.S. Term B Loan,
                                                 3/28/19                                           15,983,699
          6,997,125       5.75          NR/NR    Truven Health Analytics, Inc., New
                                                 Tranche B Term Loan, 5/23/19                       7,119,575
          2,865,734       3.50        BB-/Ba3    TWCC Holding Corp., Term Loan,
                                                 2/11/17                                            2,909,316
          6,773,885       4.75          B+/NR    Univision Communications, Inc.,
                                                 2013 Converted Extended First-
                                                 Lien Term Loan, 2/22/20                            6,822,149
                                                                                              ---------------
                                                                                              $    45,005,089
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 0.2%
          1,479,780       3.46       BB+/Baa3    Charter Communications Operating
                                                 LLC, Term C Loan, 9/6/16                     $     1,488,510
          4,974,750       4.00       BB+/Baa3    Charter Communications Operating
                                                 LLC, Term D Loan, 3/28/19                          5,035,691
          3,800,000       3.25          NR/NR    Kabel Deutschland Vertriebund
                                                 Service GmbH, Facility F1, 2/1/19                  3,824,088

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- (continued)
          4,272,994       6.25           B/B1    WideOpenWest LLC, Term Loan,
                                                 4/18/18                                      $     4,332,816
                                                                                              ---------------
                                                                                              $    14,681,105
-------------------------------------------------------------------------------------------------------------
                                                 Movies & Entertainment -- 0.1%
          3,423,572       3.75        NR/Baa3    Cinedigm Digital Funding I LLC, Term
                                                 Loan, 3/31/16                                $     3,444,969
          1,234,375       5.25        BB-/Ba2    WMG Acquisition Corp., Initial Term
                                                 Loan, 10/25/18                                     1,257,520
                                                                                              ---------------
                                                                                              $     4,702,489
-------------------------------------------------------------------------------------------------------------
                                                 Publishing -- 0.1%
          6,041,465       2.71       CCC/Caa2    Cengage Learning Acquisitions, Inc.,
                                                 Original Term Loan, 7/4/14                   $     4,678,359
          6,397,887       0.00         B+/Ba3    Interactive Data Corp., Refinanced
                                                 Term Loan, 2/11/18                                 6,479,864
                                                                                              ---------------
                                                                                              $    11,158,223
                                                                                              ---------------
                                                 Total Media                                  $    89,299,957
-------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.2%
                                                 Apparel Retail -- 0.0%
          1,337,353       5.75         BB/Ba3    Lord & Taylor LLC, Term Loan,
                                                 12/2/18                                      $     1,353,512
-------------------------------------------------------------------------------------------------------------
                                                 Computer & Electronics
                                                 Retail -- 0.1%
          4,377,045     11.00            B/B2    Targus Group International, Term
                                                 Loan, 5/12/16                                $     4,398,930
-------------------------------------------------------------------------------------------------------------
                                                 Home Improvement Retail -- 0.0%+
          3,439,924       4.25          B+/WR    The Hillman Group, Inc., Term
                                                 Loan, 5/31/16                                $     3,475,751
-------------------------------------------------------------------------------------------------------------
                                                 Automotive Retail -- 0.1%
          4,503,713       6.25          B+/B1    Sequa Automotive Group, Term
                                                 Loan, 11/1/18                                $     4,553,442
          1,246,875       3.75          BB/NR    The Hertz Corp., Tranche B1 Term
                                                 Loan, 3/11/18                                      1,265,837
                                                                                              ---------------
                                                                                              $     5,819,279
                                                                                              ---------------
                                                 Total Retailing                              $    15,047,472
-------------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 0.0%+
                                                 Food Distributors -- 0.0%+
          1,825,425       5.75           B/B1    AdvancePierre Foods, Term Loan
                                                 (First Lien), 6/17/17                        $     1,855,088
            894,000       5.00         BB-/B1    Windsor Quality Food Co., Ltd.,
                                                 Tranche B Term Loan, 1/11/17                         902,381
                                                                                              ---------------
                                                                                              $     2,757,469
                                                                                              ---------------
                                                 Total Food & Staples Retailing               $     2,757,469
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 93

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 0.3%
                                                 Packaged Foods & Meats -- 0.3%
          6,834,405       4.00           B/B1    Del Monte Foods Co., Initial Term
                                                 Loan, 2/3/18                                 $     6,902,038
          5,000,000       0.00         BB-/NR    HJ Heinz Co., Term B-2 Loan,
                                                 3/27/20                                            5,048,950
            654,933       4.25         B+/Ba3    Michael Foods, Inc., Term B Facility,
                                                 2/14/18                                              665,985
          6,093,214       4.75         B+/Ba3    Pinnacle Foods Finance LLC,
                                                 Tranche E Term Loan, 9/16/18                       6,157,412
                                                                                              ---------------
                                                                                              $    18,774,385
                                                                                              ---------------
                                                 Total Food, Beverage & Tobacco               $    18,774,385
-------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.3%
                                                 Household Products -- 0.1%
CAD         491,621       5.00          B/Ba3    Spectrum Brands Holdings, Inc.,
                                                 Initial Canadian Term Loan,
                                                 11/6/19                                      $       486,036
            648,375       4.50          B/Ba3    Spectrum Brands Holdings, Inc.,
                                                 Initial U.S. Term Loan, 10/9/19                      657,358
            630,212       4.75        BB-/Ba3    SRAM Corp., Term Loan (First Lien),
                                                 5/12/18                                              631,787
          2,359,087       5.25          B-/B2    Wash Multifamily Laundry Systems,
                                                 U.S. Term Loan, 1/22/19                            2,394,473
                                                                                              ---------------
                                                                                              $     4,169,654
-------------------------------------------------------------------------------------------------------------
                                                 Personal Products -- 0.2%
          7,637,890       0.00          NR/NR    Monitronics International, Inc., Term B
                                                 Loan, 3/23/18                                $     7,563,986
          4,651,714       3.50         BB-/NR    NBTY, Inc., Term B-2 Loan, 10/1/17                 4,715,094
          2,738,789       4.00         B+/Ba2    Revlon Consumer Products Corp.,
                                                 Replacement Term Loan, 11/19/17                    2,785,006
                                                                                              ---------------
                                                                                              $    15,064,086
                                                                                              ---------------
                                                 Total Household & Personal
                                                 Products                                     $    19,233,740
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 1.7%
                                                 Health Care Equipment -- 0.1%
          4,059,470       5.00         BB-/B1    Carestream Health, Inc., Term
                                                 Loan, 2/8/17                                 $     4,083,392
          4,774,653       5.50        BB-/Ba2    Kinetic Concepts, Inc., Dollar Term
                                                 C-1 Loan, 5/4/18                                   4,867,162
                                                                                              ---------------
                                                                                              $     8,950,554
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Supplies -- 0.1%
          8,190,846       5.00        BB-/Ba3    Immucor, Inc., Term B-2 Loan,
                                                 8/19/18                                      $     8,266,357
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 0.6%
          2,319,129       6.50          NR/NR    AccentCare, Inc., Term Loan,
                                                 12/22/16                                     $     1,492,939
          3,090,910       7.25        BB-/Ba3    Alliance HealthCare Services, Inc.,
                                                 Initial Term Loan, 6/1/16                          3,121,819
          1,905,225       6.75          B+/B1    Ardent Medical Services, Inc., 1st
                                                 Lien Term Loan, 5/2/18                             1,940,948
          2,248,250       4.50        BB-/Ba2    DaVita HealthCare Partners, Inc.,
                                                 Tranche B Term Loan, 10/20/16                      2,276,353
          7,032,375       4.00        BB-/Ba2    DaVita, Inc., Tranche B2 Term
                                                 Loan, 8/1/19                                       7,114,239
          1,994,921       0.00         B+/Ba3    Emergency Medical Services Corp.,
                                                 Initial Term Loan, 4/5/18                          2,006,891
         11,376,956       6.50          B+/B1    Gentiva Health Services, Inc.,
                                                 Term B1 Term Loan, 2/22/16                        11,476,504
          4,707,536       7.50          B/Ba3    inVentiv Health, Inc., Consolidated
                                                 Term Loan, 8/4/16                                  4,672,230
            386,603       7.75           B/B2    inVentiv Health, Inc., Term B-3 Loan,
                                                 6/24/18                                              384,187
          1,768,500       5.75          B+/B1    Rural Metro Corp., Term Loan (First
                                                 Lien), 3/28/18                                     1,781,985
          6,345,500       0.00          B+/B1    Virtual Radiologic Corp., Term Loan A,
                                                 11/3/16                                            4,441,850
          2,462,500       0.00          NR/NR    Virtual Radiologic Corp., Term Loan B,
                                                 12/22/16                                           1,740,163
                                                                                              ---------------
                                                                                              $    42,450,108
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 0.7%
          2,952,603       3.79         BB/Ba3    Community Health Systems, Inc.,
                                                 Extended Term Loan, 7/25/14                  $     2,988,126
          5,324,410       4.00          BB/NR    Hanger, Inc., Term C Loan, 12/1/16                 5,377,654
            424,231       3.45         BB/Ba3    HCA Holdings, Inc., Tranche B-3
                                                 Term Loan, 5/1/18                                    428,295
          1,767,391       3.53         BB/Ba3    HCA, Inc., Tranche B-2 Term Loan,
                                                 3/17/17                                            1,785,056
          6,222,863       0.00        BB-/Ba3    Health Management Associates,
                                                 Inc., Replacement Term B Loan,
                                                 11/1/18                                            6,282,291
          6,726,015       4.50          NR/NR    IASIS Healthcare LLC, Term B-2
                                                 Loan, 5/3/18                                       6,829,011
          8,748,043       5.25         B+/Ba3    Kindred Healthcare, Inc., Term
                                                 Loan, 2/7/18                                       8,840,991
          3,241,875       7.00          NR/NR    RegionalCare Hospital Partners, Inc.,
                                                 Term Loan (First Lien 2013),
                                                 11/4/18                                            3,298,608
            372,188       5.50          B+/B1    Select Medical Corp., Series A
                                                 Tranche B Term Loan, 6/1/18                          374,514
          9,166,725       5.50          B+/B1    Select Medical Holdings Corp.,
                                                 Tranche B Term Loan, 4/25/18                       9,258,337

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 95

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- (continued)
          1,992,952       3.75        BB+/Ba2    Universal Health Services, Inc.,
                                                 Tranche B Term Loan 2011,
                                                 11/30/16                                     $     2,013,712
                                                                                              ---------------
                                                                                              $    47,476,595
-------------------------------------------------------------------------------------------------------------
                                                 Managed Health Care -- 0.1%
          5,500,000       9.75          B+/B2    MMM Holdings, Inc., Term Loan,
                                                 10/9/17                                      $     5,541,250
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Technology -- 0.1%
          4,255,812       5.00         B+/Ba3    Convatec, Inc., Dollar Term
                                                 Loan, 12/1/16                                $     4,331,620
          3,177,425       3.75          NR/NR    IMS Health, Inc., Tranche B-1
                                                 Dollar Term Loan, 8/26/17                          3,215,818
          2,728,800       4.00        BB-/Ba3    MedAssets, Inc., Term B Loan,
                                                 11/20/19                                           2,756,088
                                                                                              ---------------
                                                                                              $    10,303,526
                                                                                              ---------------
                                                 Total Health Care Equipment
                                                 & Services                                   $   122,988,390
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS,
                                                 BIOTECHNOLOGY & LIFE
                                                 SCIENCES -- 0.6%
                                                 Biotechnology -- 0.3%
            696,500       3.50          BB/B1    Alkermes, Inc., 2019 Term Loan,
                                                 9/25/19                                      $       700,273
          7,854,213       5.50          BB/B2    Axcan Intermediate Holdings, Inc.,
                                                 Term B-1 Loan, 1/25/17                             7,932,755
         11,336,990       4.25        BB+/Ba2    Grifols, Inc., New U.S. Tranche B Term
                                                 Loan, 6/4/17                                      11,469,587
            375,315       4.25       BBB-/Ba3    Warner Chilcott Corp., Additional
                                                 Term B-1 Loan, 3/15/18                               380,945
            862,185       4.25       BBB-/Ba3    Warner Chilcott Corp., Term B-1
                                                 Loan, 3/3/18                                         875,118
            305,515       4.25       BBB-/Ba3    Warner Chilcott Corp., Term B-2
                                                 Loan, 3/17/18                                        310,097
            679,412       4.25       BBB-/Ba3    WC Luxco Sarl, Term B-3 Loan,
                                                 3/3/18                                               689,603
                                                                                              ---------------
                                                                                              $    22,358,378
-------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 0.3%
            540,625       4.00      BBB-/Baa3    Endo Health Solutions, Inc., Term
                                                 Loan B 2011, 4/14/18                         $       544,567
          9,353,059       4.25          B+/B1    Par Pharmaceutical Companies, Inc.,
                                                 Additional Term B-1 Loan, 9/28/19                  9,468,962
          8,106,662       4.00      BBB-/Baa2    RPI Finance Trust, New Term Loan,
                                                 11/9/18                                            8,167,462

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal          Floating      S&P/Moody's
 Amount ($)         Rate (b)      Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- (continued)
          2,493,750       3.50          NR/NR    Valeant Pharmaceuticals International,
                                                 Inc., Series C-1 Tranche B Term
                                                 Loan, 12/11/19                               $     2,518,363
                                                                                              ---------------
                                                                                              $    20,699,354
-------------------------------------------------------------------------------------------------------------
                                                 Life Sciences Tools &
                                                 Services -- 0.0%+
            974,160       3.70        BB-/Ba3    Catalent Pharma Solutions, Inc.,
                                                 Refinancing Dollar Term-1 (2016),
                                                 9/15/16                                      $       982,075
                                                                                              ---------------
                                                 Total Pharmaceuticals,
                                                 Biotechnology & Life Sciences                $    44,039,807
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.3%
                                                 Other Diversified Financial
                                                 Services -- 0.1%
            498,041       5.25           B/B2    BNY ConvergEx Group LLC, Term
                                                 Loan First Lien (EZE), 12/16/16              $       497,210
          1,100,168       5.25           B/B2    BNY ConvergEx Group LLC, Term
                                                 Loan First Lien (TOP), 12/16/16                    1,098,334
          4,218,900       5.00       NR/Baa1     Kasima LLC, Incremental Term Loan,
                                                 3/25/17                                            4,234,721
          1,336,689       0.00          NR/NR    Long Haul Holdings, Ltd., Facility A
                                                 Loan, 1/12/14 (c)                                    842,114
          1,066,849       0.00          NR/NR    Long Haul Holdings, Ltd., Facility B
                                                 Loan, 1/12/14 (c)                                    672,115
            310,122       0.00         NR/WR     Vertrue, Inc., Term Loan (First Lien),
                                                 8/18/14                                              103,116
          2,270,659       5.25         BB/Ba3    WorldPay, Facility B2A Term Loan,
                                                 8/6/17                                             2,285,986
                                                                                              ---------------
                                                                                              $     9,733,596
-------------------------------------------------------------------------------------------------------------
                                                 Multi-Sector Holdings -- 0.0%+
            161,645       5.50           B/B2    Fox Acquisition Sub LLC, Initial Term
                                                 Loan, 7/1/17                                 $       164,811
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.1%
          7,167,038       5.25           B/NR    DH Services Luxembourg Sarl, Term
                                                 Loan, 12/18/19                               $     7,240,199
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.1%
          3,040,000       5.50       CCC+/B3     Springleaf Finance Corp., Initial Term
                                                 Loan, 5/28/17                                $     3,065,174
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- 0.0%+
            643,500       4.00         NR/Ba2    LPL Holdings, Inc., Initial Tranche B
                                                 Term Loan, 3/6/19                            $       649,935
                                                                                              ---------------
                                                 Total Diversified Financials                 $    20,853,715
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 97

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.6%
                                                 Insurance Brokers -- 0.1%
          4,015,440       6.75          B+/B1    HUB International Holdings, Inc.,
                                                 2017 Additional Term Loan
                                                 (Extended), 12/13/17                         $     4,064,914
          2,761,748       4.70          B+/B1    HUB International Holdings, Inc.,
                                                 2017 Initial Term Loan (Extended),
                                                 6/13/17                                            2,790,056
                                                                                              ---------------
                                                                                              $     6,854,970
-------------------------------------------------------------------------------------------------------------
                                                 Life & Health Insurance -- 0.1%
          4,969,982       5.00         NR/Ba3    CNO Financial Group, Inc.,
                                                 Tranche B2 Term Loan, 9/4/18                 $     5,053,850
-------------------------------------------------------------------------------------------------------------
                                                 Multi-line Insurance -- 0.0%+
          1,735,650       5.00          B-/B1    Alliant Insurance Services, Inc.,
                                                 Initial Term Loan, 12/7/19                   $     1,756,804
-------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty
                                                 Insurance -- 0.4%
          1,695,750       6.50          B-/B2    Confie Seguros Holding II Co.,
                                                 Term B Loan (First Lien), 10/11/13           $     1,714,827
         26,807,813       5.25          B-/B1    USI Insurance Services LLC, Initial
                                                 Term Loan, 11/29/19                               27,087,069
                                                                                              ---------------
                                                                                              $    28,801,896
                                                                                              ---------------
                                                 Total Insurance                              $    42,467,520
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.8%
                                                 Internet Software & Services -- 0.1%
          6,546,400       4.00        BB+/Ba3    Autotrader.com, Inc., Tranche B-1
                                                 Term Loan, 12/15/16                          $     6,617,959
-------------------------------------------------------------------------------------------------------------
                                                 IT Consulting & Other
                                                 Services -- 0.0%+
            748,125       4.50         NR/Ba3    Kronos, Inc., Incremental Term
                                                 Loan (First Lien), 10/2/19                   $       757,711
-------------------------------------------------------------------------------------------------------------
                                                 Data Processing & Outsourced
                                                 Services -- 0.0%+
            115,933       5.20          B+/B1    First Data Corp., 2017 Dollar Term
                                                 Loan, 3/24/17                                $       116,938
          1,528,214       4.20          B+/B1    First Data Corp., 2018 Dollar Term
                                                 Loan, 3/24/18                                      1,526,112
            664,060       4.25         BB/Ba3    VeriFone Systems, Inc., Term B
                                                 Loan, 11/14/18                                       667,104
                                                                                              ---------------
                                                                                              $     2,310,154
-------------------------------------------------------------------------------------------------------------
                                                 Application Software -- 0.6%
            742,500       5.50          NR/B1    Applied Systems, Inc., Tranche A
                                                 Term Loan, 12/31/16                          $       747,141
         14,458,696       8.50          B/Ba3    Expert Global Solutions, Inc., Term B
                                                 Advance (First Lien), 3/13/18                     14,603,283

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Application Software -- (continued)
          2,301,750       7.25          NR/B2    HMH Holdings Delaware, Inc., Term
                                                 Loan (Exit Facility), 11/21/13               $     2,320,452
          2,679,784       5.25         B+/Ba3    Lawson Software, Inc., Tranche B2
                                                 Term Loan, 4/5/18                                  2,729,472
          4,028,803       3.21       BB+/Baa2    Nuance Communications, Inc.,
                                                 Term C Loan, 3/31/16                               4,060,280
          9,352,038       4.00         BB-/B1    Verint Systems, Inc., Term Loan,
                                                 9/6/19                                             9,445,558
          5,961,226       5.25          B+/B1    Vertafore, Inc., Term Loan (First
                                                 Lien), 7/31/16                                     6,024,564
                                                                                              ---------------
                                                                                              $    39,930,750
-------------------------------------------------------------------------------------------------------------
                                                 Systems Software -- 0.1%
          7,374,075       4.00         NR/Ba2    Rovi Corp., Tranche B2 Term Loan,
                                                 3/30/19                                      $     7,374,075
          1,082,360       3.75       BBB-/Ba2    The Reynolds & Reynolds Co.,
                                                 Tranche B Term Loan, 3/9/18                        1,091,485
                                                                                              ---------------
                                                                                              $     8,465,560
                                                                                              ---------------
                                                 Total Software & Services                    $    58,082,134
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE &
                                                 EQUIPMENT -- 0.3%
                                                 Communications Equipment -- 0.3%
          2,736,250       6.75          B+/B1    Audio Visual Services Corp., Term
                                                 Loan (First Lien), 10/11/18                  $     2,756,772
          3,482,390       3.75         BB/Ba3    CommScope, Inc., Tranche 2 Term
                                                 Loan, 1/14/18                                      3,521,526
         14,626,518       4.00       BBB-/Ba3    Riverbed Technology, Inc., Loan,
                                                 10/29/19                                          14,809,349
                                                                                              ---------------
                                                                                              $    21,087,647
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Equipment
                                                 Manufacturers -- 0.0%+
          1,457,626       4.75         B+/Ba3    Sensus USA, Inc., Term Loan (First
                                                 Lien), 4/13/17                               $     1,461,270
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.0%+
            832,427       2.45        BB+/Ba2    Flextronics Semiconductor, Ltd.,
                                                 A Closing Date Loan, 10/1/14                 $       834,161
            233,122       2.45        BB+/Ba2    Flextronics Semiconductor, Ltd.,
                                                 A-1-A Delayed Draw Loan, 10/1/14                     233,608
            111,774       2.45        BB+/Ba2    Flextronics Semiconductor, Ltd., A-2
                                                 Delayed Draw Loan, 10/1/14                           112,123
            130,403       2.45        BB+/Ba2    Flextronics Semiconductor, Ltd., A-3
                                                 Delayed Draw Loan, 10/1/14                           130,810
          1,656,399       5.00           B/B2    Scitor Corp., Term Loan, 1/21/17                   1,656,399
                                                                                              ---------------
                                                                                              $     2,967,101
                                                                                              ---------------
                                                 Total Technology Hardware
                                                 & Equipment                                  $    25,516,018
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 99

-------------------------------------------------------------------------------------------------------------
 Principal         Floating       S&P/Moody's
 Amount ($)        Rate (b)       Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR
                                                 EQUIPMENT -- 0.2%
                                                 Semiconductor Equipment -- 0.1%
          8,998,691       5.75         BB-/B1    Aeroflex, Inc., Tranche B Term Loan,
                                                 4/25/18                                      $     9,174,913
-------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.1%
          4,161,583       3.75         BB/Ba2    Microsemi Corp., Term Loan, 2/2/18           $     4,199,037
          2,059,438       4.25       BBB-/Ba2    Semtech Corp., B Term Loan,
                                                 2/21/17                                            2,085,180
                                                                                              ---------------
                                                                                              $     6,284,217
                                                                                              ---------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                      $    15,459,130
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION
                                                 SERVICES -- 0.6%
                                                 Integrated Telecommunication
                                                 Services -- 0.5%
          1,835,106       0.00       BB+/Baa3    TW Telecom Holdings Inc., Term
                                                 Loan B-2, 12/30/16                           $     1,848,870
         25,310,000       0.00          NR/NR    Virgin Media Investment Holdings,
                                                 Ltd., 2/6/20                                      25,215,088
          6,802,713       4.25         B+/Ba3    West Corp., Term B-8 Loan,
                                                 6/30/18                                            6,921,760
                                                                                              ---------------
                                                                                              $    33,985,718
-------------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 0.1%
          2,322,357       4.00         B+/Ba2    Crown Castle International Corp.,
                                                 Tranche B Term Loan, 1/10/19                 $     2,352,548
          2,250,000       0.00         BB-/B1    Syniverse Holdings, Inc., Initial
                                                 Term Loan (2013), 4/23/19                          2,255,625
          1,538,375       5.00         BB-/B1    Syniverse Holdings, Inc., Initial
                                                 Term Loan, 4/10/19                                 1,550,394
                                                                                              ---------------
                                                                                              $     6,158,567
                                                                                              ---------------
                                                 Total Telecommunication Services             $    40,144,285
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.3%
                                                 Electric Utilities -- 0.0%+
          4,931,173       4.73       CCC/Caa3    Texas Competitive Electric Holdings
                                                 Co., LLC, 2017 Term Loan
                                                 (Extending), 10/10/17                        $     3,513,436
-------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers
                                                 & Energy Traders -- 0.3%
          5,762,529       5.00         BB+/NR    AES Corp., Virginia, 2013 Other
                                                 Term Loan, 5/27/18                           $     5,851,670
          5,483,100       4.00         BB-/B1    Calpine Corp., Term Loan (3/11),
                                                 3/1/18                                             5,525,594

The accompanying notes are an integral part of these financial statements.

100 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
 Principal            Floating    S&P/Moody's
 Amount ($)           Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers
                                                 & Energy Traders -- (continued)
          1,094,500       4.00         BB-/B1    Calpine Corp., Term Loan,
                                                 9/27/19                                      $     1,104,647
          4,760,213       3.25          NR/NR    NRG Energy, Inc., 2013 Term
                                                 Loan, 7/1/18                                       4,831,021
          4,114,688       4.75        BB+/Ba1    NSG Holdings LLC, New Term
                                                 Loan, 11/15/19                                     4,186,695
                                                                                              ---------------
                                                                                              $    21,499,627
                                                                                              ---------------
                                                 Total Utilities                              $    25,013,063
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL SENIOR FLOATING RATE
                                                 LOAN INTERESTS
                                                 (Cost $943,918,352)                          $   952,688,834
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------------------------------------
                                                 WARRANT -- 0.0%+
                                                 AUTOMOBILES &
                                                 COMPONENTS -- 0.0%+
                                                 Auto Parts & Equipment -- 0.0%+
                547                              Lear Corp., 11/9/14                          $        60,654
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL WARRANT
                                                 (Cost $29,544)                               $        60,654
-------------------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
-------------------------------------------------------------------------------------------------------------
                                                 TEMPORARY CASH
                                                 INVESTMENT -- 1.2%
                                                 Repurchase Agreement -- 1.2%
         88,090,000                    NR/Aaa    RBC Capital Markets, Inc., 0.21%,
                                                 dated 3/28/13, repurchase price of
                                                 $88,090,000 plus accrued interest
                                                 on 4/1/13 collateralized by
                                                 $89,851,800 Federal National
                                                 Mortgage Association,
                                                 3.5%, 11/1/42                                $    88,090,000
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL TEMPORARY
                                                 CASH INVESTMENT
                                                 (Cost $88,090,000)                           $    88,090,000
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENT IN
                                                 SECURITIES -- 99.0%
                                                 (Cost $6,799,028,714) (a)                    $ 7,202,406,324
-------------------------------------------------------------------------------------------------------------
                                                 OTHER ASSETS &
                                                 LIABILITIES -- 1.0%                          $    75,337,646
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL NET ASSETS -- 100.0%                   $ 7,277,743,970
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 101

-------------------------------------------------------------------------------------------------------------
 Notional                                                                                     Unrealized
 Principal                                                                                    Gain
-------------------------------------------------------------------------------------------------------------
                                                 CREDIT DEFAULT
                                                 SWAP AGREEMENTS
         40,000,000                              JPMorgan Chase & Co., Markit
                                                 CDX.NA.HY.19, 5.0%, 12/20/17                 $     1,480,390
          7,000,000                              JPMorgan Chase & Co., Goodyear
                                                 Tire & Rubber Co., 5.0%, 12/20/17                    517,784
                                                                                              ---------------
                                                                                              $     1,998,174
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CREDIT DEFAULT
                                                 SWAP AGREEMENTS
                                                 (Cost $(17,500))                             $     1,998,174
-------------------------------------------------------------------------------------------------------------

+           Amount rounds to less than 0.1%.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

Perpetual   Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

REIT        Real Estate Investment Trust.

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 28, 2013, the value of these securities amounted to $2,200,796,016 or 30.2% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $6,799,028,714 was as follows:

              Aggregate gross unrealized gain for all investments in which
                there is an excess of value over tax cost                                     $  467,081,138
              Aggregate gross unrealized loss for all investments in which
                there is an excess of tax cost over value                                         (63,703,528)
                                                                                              ---------------
              Net unrealized gain                                                             $   403,377,610
                                                                                              ===============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)         Security is in default and is non-income producing.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

(f) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD         Australian Dollar
BRL         Brazilian Real
CAD         Canadian Dollar
CNY         New Chinese Yuan
EURO        Euro
GBP         British Pound Sterling
IDR         Indonesian Rupiah
MXN         Mexican Peso
MYR         Malaysian Ringgit
NGN         Nigerian Naira
NOK         Norwegian Krone
PHP         Philippine Peso
PLN         New Polish Zloty
RON         Romanian New Leu
RUB         Russian Ruble
SEK         Swedish Krone
TRY         Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2013 were as follows:

---------------------------------------------------------------------------------------
                                                      Purchases              Sales
---------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                  $   28,477,458     $   41,882,208
Other Long-Term Securities                            $1,885,116,245     $1,102,680,331

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 103

The following is a summary of the inputs used as of March 31, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------
                                 Level 1         Level 2          Level 3          Total
--------------------------------------------------------------------------------------------------
Convertible Corporate Bonds      $          --   $  344,235,776            $--    $  344,235,776
Preferred Stocks                    98,476,333       11,222,464             --       109,698,797
Convertible Preferred Stocks        38,570,410               --             --        38,570,410
Common Stocks                       10,938,452          440,111             --        11,378,563
Asset Backed Securities                     --      341,089,147             --       341,089,147
Collateralized Mortgage
   Obligations                              --      784,683,435             --       784,683,435
Corporate Bonds                             --    3,194,651,073      7,203,840     3,201,854,913
U.S. Government and Agency
   Obligations                              --      295,664,345             --       295,664,345
Foreign Government Bonds                    --      607,993,344             --       607,993,344
Municipal Bonds                             --      426,398,106             --       426,398,106
Senior Floating Rate Loan
   Interests                                --      952,688,834             --       952,688,834
Warrant                                 60,654               --             --            60,654
Repurchase Agreement                        --       88,090,000             --        88,090,000
--------------------------------------------------------------------------------------------------
Total                            $ 148,045,849   $7,047,156,635   $  7,203,840    $7,202,406,324
==================================================================================================
Other Financial Instruments
Unrealized gain on credit
   default swaps                 $          --   $    1,919,840   $         --    $    1,919,840
Unrealized loss on
   futures contracts                (4,291,772)              --             --        (4,291,772)
Unrealized appreciation on
   forward foreign currency
   portfolio hedge contracts                --        6,137,515             --         6,137,515
--------------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                   $  (4,291,772)  $    8,057,355   $         --    $    3,765,583
==================================================================================================

The accompanying notes are an integral part of these financial statements.

104 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

----------------------------------------------------------------------------------------------
                                                                               Corporate
                                                                               Bonds
----------------------------------------------------------------------------------------------
Balance as of 9/30/12                                                         $     3,144,803
Realized gain (loss)                                                                       --
Change in unrealized appreciation (depreciation)1                                     610,657
Purchases                                                                           3,448,380
Sales                                                                                      --
Transfers in to Level 3**                                                                  --
Transfers out of Level 3**                                                                 --
----------------------------------------------------------------------------------------------
Balance as of 3/31/13                                                         $     7,203,840
==============================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.


** Transfers are calculated on the beginning of period values. During the six months ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 3/31/13                                                         $      610,657
                                                                                --------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 105

Statement of Assets and Liabilities | 3/31/13 (unaudited)

ASSETS:
  Investment in securities, at value (cost $6,799,028,714)                                    $7,202,406,324
  Cash                                                                                           111,785,007
  Futures collateral                                                                               4,768,180
  Foreign currencies, at value (cost $14,514,137)                                                 14,610,539
  Receivables --
     Investment securities sold                                                                   22,445,874
     Fund shares sold                                                                             38,214,877
     Dividends                                                                                       973,818
     Interest                                                                                     80,271,724
     Variation margin                                                                                369,740
  Net unrealized appreciation on forward foreign currency portfolio
     hedge contracts                                                                               6,137,515
  Net unrealized gain on credit default swaps                                                      1,998,175
  Other                                                                                              217,247
-------------------------------------------------------------------------------------------------------------
         Total assets                                                                         $7,484,199,019
=============================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                          $  172,309,713
     Fund shares repurchased                                                                      21,476,006
     Dividends                                                                                    10,253,162
  Credit default swaps, premiums received                                                             17,500
  Due to affiliates                                                                                2,038,505
  Accrued expenses                                                                                   360,163
-------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                    $  206,455,049
=============================================================================================================
NET ASSETS:
  Paid-in capital                                                                             $6,848,367,457
  Distributions in excess of net investment income                                                (6,410,840)
  Accumulated net realized gain on investments, foreign currency
     transactions, futures contracts and credit default swaps                                     28,707,803
  Net unrealized gain on investments                                                             403,377,610
  Net unrealized loss on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                                      5,995,516
  Net unrealized loss on futures contracts                                                        (4,291,750)
  Net unrealized gain on credit default swaps                                                      1,998,174
-------------------------------------------------------------------------------------------------------------
         Total net assets                                                                     $7,277,743,970
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $2,234,754,405/196,736,474 shares)                                        $        11.36
  Class B (based on $40,027,311/3,572,916 shares)                                             $        11.20
  Class C (based on $1,406,169,114/126,492,597 shares)                                        $        11.12
  Class K (based on $74,151,426/6,523,434 shares)                                             $        11.37
  Class R (based on $214,489,780/18,590,521 shares)                                           $        11.54
  Class Y (based on $3,232,733,842/284,601,540 shares)                                        $        11.36
  Class Z (based on $75,418,092/6,647,094 shares)                                             $        11.35
MAXIMUM OFFERING PRICE:
  Class A ($11.36 (division) 95.5%)                                                           $        11.90
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

106 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Statement of Operations (unaudited)

For the Six Months Ended 3/31/13

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $738,074)                        $179,971,666
  Dividends                                                                      4,699,154
-------------------------------------------------------------------------------------------------------------
         Total investment income                                                                $184,670,820
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                             $ 19,307,410
  Transfer agent fees and expenses
     Class A                                                                       359,923
     Class B                                                                        22,348
     Class C                                                                       147,362
     Class R                                                                        10,059
     Class Y                                                                        70,742
     Class Z                                                                        22,575
  Distribution fees
     Class A                                                                     2,692,526
     Class B                                                                       220,585
     Class C                                                                     6,818,051
     Class R                                                                       530,040
  Shareholder communications expense                                             3,380,246
  Administrative reimbursements                                                    974,724
  Custodian fees                                                                   222,476
  Registration fees                                                                208,772
  Professional fees                                                                110,976
  Printing expense                                                                 103,923
  Fees and expenses of nonaffiliated Trustees                                      129,789
  Miscellaneous                                                                    257,047
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $ 35,589,574
-------------------------------------------------------------------------------------------------------------
         Net investment income                                                                  $149,081,246
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT
DEFAULT SWAPS, FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                              $ 53,484,580
     Futures contracts                                                         (10,418,674)
     Credit default swaps                                                          631,111
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies                          (6,683,085)     $ 37,013,932
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                                              $ 54,824,965
     Futures contracts                                                           1,515,618
     Credit default swaps                                                        1,998,174
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies                           7,509,760      $ 65,848,517
-------------------------------------------------------------------------------------------------------------
  Net gain on investments, class action, futures contracts, and
     foreign currency transactions                                                              $102,862,449
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $251,943,695
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 107

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended
                                                                       3/31/13               Year Ended
                                                                       (unaudited)           9/30/12
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                  $  149,081,246        $   265,049,950
Net realized gain on investments, class action, futures
  contracts, and foreign currency transactions                             37,013,932             10,148,150
Change in net unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                      65,848,517            341,569,665
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations             $  251,943,695        $   616,767,765
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.27 and $0.53 per share, respectively)                $  (51,408,184)       $   (88,142,153)
      Class B ($0.21 and $0.43 per share, respectively)                      (857,835)            (2,109,957)
      Class C ($0.22 and $0.44 per share, respectively)                   (27,795,677)           (47,830,334)
      Class K ($0.17 and $0.00 per share, respectively)                      (496,199)                    --
      Class R ($0.25 and $0.56 per share, respectively)                    (4,690,811)            (8,610,750)
      Class Y ($0.28 and $0.50 per share, respectively)                   (78,094,132)          (119,909,284)
      Class Z ($0.28 and $0.55 per share, respectively)                    (1,751,607)            (3,082,012)
Net realized gain:
      Class A ($0.00 and $0.10 per share, respectively)                            --            (14,964,756)
      Class B ($0.00 and $0.10 per share, respectively)                            --               (523,598)
      Class C ($0.00 and $0.10 per share, respectively)                            --             (9,763,700)
      Class K ($0.00 and $0.10 per share, respectively)                            --                     --
      Class R ($0.00 and $0.10 per share, respectively)                            --             (1,577,540)
      Class Y ($0.00 and $0.10 per share, respectively)                            --            (17,739,910)
      Class Z ($0.00 and $0.10 per share, respectively)                            --               (553,299)
-------------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                            $ (165,094,445)       $  (314,807,293)
=============================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                           $1,489,650,183        $ 2,749,711,010
Reinvestment of distributions                                             116,630,075            207,984,071
Cost of shares repurchased                                               (975,561,835)        (1,533,577,656)
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                       $  630,718,423        $ 1,424,117,425
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                       $  717,567,673        $ 1,726,077,897
NET ASSETS:
Beginning of period                                                     6,560,176,297          4,834,098,400
-------------------------------------------------------------------------------------------------------------
End of period                                                          $7,277,743,970        $ 6,560,176,297
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                    $   (6,410,840)       $     9,602,359
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

108 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
                                      '13 Shares       '13 Amount
                                      (unaudited)      (unaudited)            '12 Shares       '12 Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                            37,591,871      $ 425,124,544           71,339,480     $  776,216,104
Reinvestment of
   distributions                        4,064,904         45,985,611            8,333,925         90,422,611
Less shares repurchased               (29,465,779)      (333,360,290)         (46,466,292)      (511,989,040)
-------------------------------------------------------------------------------------------------------------
      Net increase                     12,190,996      $ 137,749,865           33,207,113     $  354,649,675
=============================================================================================================
Class B
Shares sold or exchanged                   83,784      $     933,327              244,965     $    2,611,687
Reinvestment of
   distributions                           55,350            616,649              197,398          2,104,123
Less shares repurchased                  (874,858)        (9,757,655)          (1,841,960)       (22,411,116)
-------------------------------------------------------------------------------------------------------------
      Net decrease                       (735,724)     $  (8,207,679)          (1,399,597)    $  (17,695,306)
=============================================================================================================
Class C
Shares sold                            16,923,542      $ 187,247,948           34,746,919     $  370,223,742
Reinvestment of
   distributions                        1,719,050         19,028,204            3,488,002         37,003,601
Less shares repurchased               (11,030,744)      (122,125,509)         (17,750,596)      (189,870,588)
-------------------------------------------------------------------------------------------------------------
      Net increase                      7,611,848      $  84,150,643           20,484,325     $  217,356,755
=============================================================================================================
Class K
Shares sold                             6,520,573      $  74,091,140                   --     $           --
Reinvestment of
   distributions                            2,861             32,529                   --                 --
-------------------------------------------------------------------------------------------------------------
      Net increase                      6,523,434      $  74,123,669                   --     $           --
=============================================================================================================
Class R
Shares sold                             2,434,527      $  27,958,388            5,743,328     $   63,407,820
Reinvestment of
   distributions                          378,614          4,350,462              860,006          9,474,559
Less shares repurchased                (2,518,432)       (28,944,091)          (4,219,860)       (47,591,687)
-------------------------------------------------------------------------------------------------------------
      Net increase                        294,709      $   3,364,759            2,383,474     $   25,290,692
=============================================================================================================
Class Y
Shares sold                            66,852,949      $ 756,225,420          137,316,013     $1,508,642,210
Reinvestment of
   distributions                        3,973,466         44,953,426            6,064,118         65,912,195
Less shares repurchased               (41,540,139)      (470,182,846)         (67,678,529)      (731,974,988)
-------------------------------------------------------------------------------------------------------------
      Net increase                     29,286,276      $ 330,996,000           75,701,602     $  842,579,417
=============================================================================================================
Class Z
Shares sold                             1,599,720      $  18,069,416            2,634,101     $   28,609,447
Reinvestment of
   distributions                          147,144          1,663,194              283,401          3,066,982
Less shares repurchased                  (990,881)       (11,191,444)          (2,484,016)       (29,740,237)
-------------------------------------------------------------------------------------------------------------
      Net increase                        755,983      $   8,541,166              433,486     $    1,936,192
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 109

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year        Year      Year
                                                             3/31/13       Ended       Ended       Ended       Ended     Ended
                                                             (unaudited)   9/30/12     9/30/11     9/30/10     9/30/09   9/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    11.21    $    10.63  $    10.99  $    10.22  $   9.76  $  10.46
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $     0.24    $     0.52  $     0.55  $     0.59  $   0.64  $   0.58
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            0.18          0.69       (0.33)       0.73      0.71     (0.64)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 0.42          1.21        0.22  $     1.32  $   1.35  $  (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.27)        (0.53)      (0.55)      (0.55)    (0.77)    (0.62)
   Net realized gain                                                 --         (0.10)      (0.03)         --     (0.12)    (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         0.15          0.58       (0.36) $     0.77  $   0.46  $  (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    11.36    $    11.21  $    10.63  $    10.99  $  10.22  $   9.76
====================================================================================================================================
Total return*                                                      3.74%        11.69%       2.00%      13.29%    15.69%    (0.74)%
Ratio of net expenses to average net assets+                       1.00%**       1.06%       1.06%       1.10%     1.17%     1.14%
Ratio of net investment income to average net assets+              4.36%**       4.73%       5.01%       5.49%     6.81%     5.65%
Portfolio turnover rate                                              34%           21%         36%         39%       32%       47%
Net assets, end of period (in thousands)                     $2,234,754    $2,066,993  $1,609,362  $1,403,214  $909,343  $726,719
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  1.00%**       1.06%       1.06%       1.10%     1.17%     1.14%
   Net investment income                                           4.36%**       4.73%       5.01%       5.49%     6.81%     5.65%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    1.00%**       1.06%       1.06%       1.10%     1.17%     1.14%
   Net investment income                                           4.36%**       4.73%       5.01%       5.49%     6.81%     5.65%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

110 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year      Year       Year
                                                             3/31/13     Ended     Ended     Ended     Ended      Ended
                                                             (unaudited) 9/30/12   9/30/11   9/30/10   9/30/09    9/30/08
----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 11.06     $ 10.48   $ 10.83   $ 10.06   $   9.62   $  10.30
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.19     $  0.42   $  0.46   $  0.48   $   0.54   $   0.50
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.16        0.69     (0.33)     0.75       0.71      (0.63)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              0.35        1.11      0.13   $  1.23   $   1.25   $  (0.13)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.21)      (0.43)    (0.45)    (0.46)     (0.69)     (0.53)
   Net realized gain                                              --       (0.10)    (0.03)       --      (0.12)     (0.02)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      0.14        0.58     (0.35)  $  0.77   $   0.44   $  (0.68)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 11.20     $ 11.06   $ 10.48   $ 10.83   $  10.06   $   9.62
============================================================================================================================
Total return*                                                   3.22%      10.81%     1.21%    12.55%     14.71%     (1.43)%
Ratio of net expenses to average net assets+                    1.84%**     1.91%     1.87%     1.86%      1.94%      1.88%
Ratio of net investment income to average net assets+           3.51%**     3.91%     4.22%     4.71%      6.09%      4.88%
Portfolio turnover rate                                           34%         21%       36%       39%        32%        47%
Net assets, end of period (in thousands)                     $40,027     $47,910   $59,824   $96,942   $107,129   $105,616
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.84%**     1.91%     1.87%     1.86%      1.94%      1.88%
   Net investment income                                        3.51%**     3.91%     4.22%     4.71%      6.09%      4.88%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.84%**     1.91%     1.87%     1.86%      1.94%      1.88%
   Net investment income                                        3.51%**     3.91%     4.22%     4.71%      6.09%      4.88%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 111

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year      Year      Year
                                                             3/31/13       Ended       Ended       Ended     Ended     Ended
                                                             (unaudited)   9/30/12     9/30/11     9/30/10   9/30/09   9/30/08
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $    10.98    $    10.41       10.76  $  10.00  $   9.56  $  10.25
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $     0.20    $     0.43  $     0.47  $   0.51  $   0.57  $   0.50
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            0.16          0.68       (0.32)     0.72      0.68     (0.64)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 0.36          1.11        0.15  $   1.23  $   1.25  $  (0.14)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.22)        (0.44)      (0.47)    (0.47)    (0.69)    (0.53)
   Net realized gain                                                 --         (0.10)      (0.03)       --     (0.12)    (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         0.14          0.57       (0.35) $   0.76  $   0.44  $  (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    11.12    $    10.98  $    10.41  $  10.76  $  10.00  $   9.56
=================================================================================================================================
Total return*                                                      3.33%        10.97%       1.33%    12.59%    14.86%    (1.50)%
Ratio of net expenses to average net assets+                       1.72%**       1.74%       1.74%     1.78%     1.85%     1.83%
Ratio of net investment income to average net assets+              3.63%**       4.05%       4.34%     4.80%     6.12%     4.94%
Portfolio turnover rate                                              34%           21%         36%       39%       32%       47%
Net assets, end of period (in thousands)                     $1,406,169    $1,305,498  $1,024,254  $870,348  $588,455  $400,974
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  1.72%**       1.74%       1.74%     1.78%     1.85%     1.83%
   Net investment income                                           3.63%**       4.05%       4.34%     4.80%     6.12%     4.94%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    1.72%**       1.74%       1.74%     1.78%     1.85%     1.83%
   Net investment income                                           3.63%**       4.05%       4.34%     4.80%     6.12%     4.94%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

112 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

--------------------------------------------------------------------------------
                                                                   12/20/12 (a)
                                                                   to 3/31/13
                                                                   (unaudited)
--------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                               $ 11.31
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                            $  0.15
  Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                               0.08
--------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    0.23
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              (0.17)
  Net realized gain                                                     --
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            0.06
--------------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.37
================================================================================
Total return*                                                         2.14%(b)
Ratio of net expenses to average net assets+                          0.67%**
Ratio of net investment income to average net assets+                 4.89%**
Portfolio turnover rate                                                 34%
Net assets, end of period (in thousands)                           $74,151
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                      0.67%**
  Net investment income                                               4.89%**
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                        0.67%**
  Net investment income                                               4.89%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

(a)  Class K shares were first publicly offered on December 20, 2012.

(b)  Not annualized.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 113

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year       Year
                                                             3/31/13      Ended      Ended      Ended      Ended      Ended
                                                             (unaudited)  9/30/12    9/30/11    9/30/10    9/30/09    9/30/08
---------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  11.39     $  10.80   $  11.17   $  10.38   $   9.91   $  10.62
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $   0.23     $   0.48   $   0.53   $   0.56   $   0.62   $   0.57
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.17         0.71      (0.34)      0.76       0.73      (0.65)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               0.40         1.19       0.19   $   1.32   $   1.35   $  (0.08)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.25)       (0.50)     (0.53)     (0.53)     (0.76)     (0.61)
   Net realized gain                                               --        (0.10)     (0.03)        --      (0.12)     (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       0.15         0.59      (0.37)  $   0.79   $   0.47   $  (0.71)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.54     $  11.39   $  10.80   $  11.17   $  10.38   $   9.91
=================================================================================================================================
Total return*                                                    3.54%       11.35%      1.64%     13.07%     15.45%     (0.92)%
Ratio of net expenses to average net assets+                     1.31%**      1.44%      1.35%      1.41%      1.44%      1.33%
Ratio of net investment income to average net assets+            4.03%**      4.36%      4.73%      5.18%      6.58%      5.46%
Portfolio turnover rate                                            34%          21%        36%        39%        32%        47%
Net assets, end of period (in thousands)                     $214,490     $209,561   $171,918   $154,846   $114,962   $101,361
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.31%**      1.44%      1.35%      1.41%      1.44%      1.33%
   Net investment income                                         4.03%**      4.36%      4.73%      5.18%      6.58%      5.46%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.31%**      1.44%      1.35%      1.41%      1.44%      1.33%
   Net investment income                                         4.03%**      4.36%      4.73%      5.18%      6.58%      5.46%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

114 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year         Year         Year       Year       Year
                                                             3/31/13       Ended        Ended        Ended      Ended      Ended
                                                             (unaudited)   9/30/12      9/30/11      9/30/10    9/30/09    9/30/08
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    11.22    $    10.64   $    11.00   $  10.23   $   9.78   $ 10.47
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $     0.25    $     0.55   $     0.59   $   0.65   $   0.71   $  0.62
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                            0.17          0.69        (0.33)      0.72       0.67     (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 0.42          1.24         0.26   $   1.37   $   1.38   $ (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.28)        (0.56)       (0.59)     (0.60)     (0.81)    (0.66)
   Net realized gain                                                 --         (0.10)       (0.03)        --      (0.12)    (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         0.14          0.58        (0.36)  $   0.77   $   0.45   $ (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    11.36    $    11.22   $    10.64   $  11.00   $  10.23   $  9.78
====================================================================================================================================
Total return*                                                      3.81%        12.05%        2.36%     13.75%     16.11%    (0.27)%
Ratio of net expenses to average net assets+                       0.72%**       0.73%        0.72%      0.69%      0.70%     0.68%
Ratio of net investment income to average net assets+              4.63%**       5.05%        5.36%      5.96%      7.25%     6.21%
Portfolio turnover rate                                              34%**         21%          36%        39%        32%       47%
Net assets, end of period (in thousands)                     $3,232,734    $2,864,391   $1,910,764   $664,149   $226,994   $71,943
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  0.72%**       0.73%        0.72%      0.69%      0.70%     0.68%
   Net investment income                                           4.63%**       5.05%        5.36%      5.96%      7.25%     6.21%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    0.72%**       0.73%        0.72%      0.69%      0.70%     0.68%
   Net investment income                                           4.63%**       5.05%        5.36%      5.96%      7.25%     6.21%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 115

-----------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year      Year      Year      Year      Year
                                                              3/31/13      Ended     Ended     Ended     Ended     Ended
                                                              (unaudited)  9/30/12   9/30/11   9/30/10   9/30/09   9/30/08
-----------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                          $ 11.20      $ 10.62   $ 10.98   $ 10.21   $  9.81   $ 10.46
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income (loss)                               $  0.26      $  0.54   $  0.58   $  0.64   $  0.71   $ (0.13)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.17         0.69     (0.33)     0.72      0.61      0.16
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                          0.43         1.23      0.25   $  1.36   $  1.32   $  0.03
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.28)       (0.55)    (0.58)    (0.59)    (0.80)    (0.66)
   Net realized gain                                               --        (0.10)    (0.03)       --     (0.12)    (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       0.15         0.58     (0.36)  $  0.77   $  0.40   $ (0.65)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 11.35      $ 11.20   $ 10.62   $ 10.98   $ 10.21   $  9.81
=============================================================================================================================
Total return*                                                    3.85%       11.96%     2.30%    13.67%    15.43%     0.17%
Ratio of net expenses to average net assets+                     0.77%**      0.83%     0.82%     0.79%     0.80%     0.71%
Ratio of net investment income to average net assets+            4.57%**      4.98%     5.22%     5.81%     6.96%     6.21%
Portfolio turnover rate                                            34%          21%       36%       39%       32%       47%
Net assets, end of period (in thousands)                      $75,418      $65,822   $57,976   $41,175   $14,187   $ 3,180
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                0.77%**      0.83%     0.82%     0.79%     0.80%     0.71%
   Net investment income                                         4.57%**      4.98%     5.22%     5.81%     6.96%     6.21%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  0.77%**      0.83%     0.82%     0.79%     0.80%     0.71%
   Net investment income                                         4.57%**      4.98%     5.22%     5.81%     6.96%     6.21%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

116 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Notes to Financial Statements | 3/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 117

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

118 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

     At March 31, 2013, there was one security that was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing less than 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 119

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge or settlement contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                                          2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                               $279,386,968
     Long-term capital gain                                          35,420,325
     ---------------------------------------------------------------------------
          Total                                                    $314,807,293
     ===========================================================================

120 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

     The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2012:

     ---------------------------------------------------------------------------
                                                                           2012
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $ 19,585,622
     Dividends payable                                               (8,122,608)
     Late year loss deferred                                        (13,658,372)
     Net unrealized gain                                            344,722,621
     ---------------------------------------------------------------------------
          Total                                                    $342,527,263
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency and futures contracts, interest on defaulted bonds and interest accruals on preferred stock.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $209,916 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2013.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class K, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 121

G.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2013 was $4,768,180. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended March 31, 2013 was 9,090.

122 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

     At March 31, 2013, open futures contracts were as follows:

     ------------------------------------------------------------------------------------
                               Number of                                   Unrealized
                               Contracts      Settlement                   Appreciation/
     Type                      Long/(Short)   Month       Value            (Depreciation)
     ------------------------------------------------------------------------------------
     U.S. Ultra Bond (CBT)     1,118          6/13        $  176,189,813    $ (1,135,475)
     U.S. 10 Year Note (CBT)   (6,818)        6/13          (899,869,503)     (3,017,489)
     U.S. 2 Year Note (CBT)    (789)          6/13          (173,937,512)        (24,648)
     U.S. 5 Year Note (CBT)    (1,146)        6/13          (142,166,675)       (223,825)
     U.S. Ultra Bond (CBT)     312            6/13            45,074,250         109,687
     ------------------------------------------------------------------------------------
                                                          $ (994,709,627)   $ (4,291,750)
     ------------------------------------------------------------------------------------

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 123

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     During the six months ended March 31, 2013, the Fund opened two credit default swap contracts, with a combined notional amount of $47,000,000, which were still open at period end. Credit default swap contracts outstanding at period end are listed at the end of the Fund's Schedule of Investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation was in effect through February 1, 2012.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

124 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $661,356 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended March 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,061,354
Class B                                                                   27,239
Class C                                                                  560,107
Class K                                                                       --
Class R                                                                  199,208
Class Y                                                                1,499,157
Class Z                                                                   33,181
--------------------------------------------------------------------------------
  Total                                                               $3,380,246
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,081,028 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2013.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 125 for distribution services.
Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $296,121 in distribution fees payable to PFD at March 31, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2013, CDSCs in the amount of $160,116 were paid to PFD.

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended March 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The value of settlement contracts open for one month in the six months ended March 31, 2013 was $30,314,143. There were no outstanding settlement contracts open at March 31, 2013. The average value of portfolio contracts open during the six months ended March 31, 2013 was $320,730,649. Open portfolio hedges at March 31, 2013 were as follows:

126 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

-----------------------------------------------------------------------------------------------------
                           Net               In                                          Net
                           Contracts         Exchange        Settlement                  Unrealized
Currency                   to Deliver        For             Date          Value         Gain (Loss)
-----------------------------------------------------------------------------------------------------
GBP (British Pound)            (1,310,000)   $  (2,115,820)  5/15/13     $  (1,989,225)  $   126,595
NGN (Nigerian Naira)        1,256,898,485        7,851,935   4/18/13         7,886,517        34,582
NGN (Nigerian Naira)        1,571,576,515        9,807,030   4/30/13         9,812,305         5,275
MYR (Malaysian Ringgit)        50,300,000       16,073,882    5/9/13        16,190,464       116,582
EUR (European Euro)           (82,000,000)    (111,342,880)   5/6/13      (105,160,157)    6,182,723
KES (Kenyan Shilling)         158,837,723        1,780,692    5/4/13         1,839,659        58,967
JPY (Japanese Yen)          2,145,000,000       22,609,387   4/22/13        22,784,484       175,097
KRW (South Korean Won)     52,850,000,000       48,253,823   4/12/13        47,439,022      (814,801)
INR (Indian Rupee)          1,758,000,000       31,286,706    9/6/13        31,325,173        38,467
RUB (Russian Ruble)           533,000,000       17,246,121   4/15/13        17,091,997      (154,124)
AUD (Australian Dollar)       (11,000,000)     (11,323,125)  4/12/13       (11,445,231)     (122,106)
SEK (Swedish Krona)           (48,000,000)      (7,544,349)  4/12/13        (7,372,708)      171,641
NGN (Nigerian Naira)        1,150,000,000        7,120,360    6/9/13         7,053,578       (66,782)
AUD (Australian Dollar)       (11,000,000)     (11,414,304)  4/12/13       (11,445,231)      (30,927)
JPY (Japanese Yen)          1,090,000,000       11,478,194   5/31/13        11,581,487       103,293
JPY (Japanese Yen)            857,500,000        8,955,821   5/22/13         9,110,495       154,674
JPY (Japanese Yen)            857,500,000        8,954,654   5/22/13         9,110,495       155,841
SEK (Swedish Krona)           (19,000,000)      (2,921,335)   4/5/13        (2,918,817)        2,518
-----------------------------------------------------------------------------------------------------
Total                                                                                    $ 6,137,515
=====================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2013, the Fund had no borrowings under the credit facility.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 127

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2013 were as follows:

---------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as               Asset Derivatives 2013             Liabilities Derivatives 2013
Hedging Instruments            --------------------------------   ---------------------------------
Under Accounting               Statement of Assets                Statement of Assets
Standards Codification         and Liabilities                    and Liabilities
(ASC) 815                      Location             Value         Location             Value
---------------------------------------------------------------------------------------------------
Forward Foreign Currency
Portfolio Hedge Contracts     Unrealized                          Unrealized
                              appreciation on                     depreciation on
                              forward foreign                     forward foreign
                              currency Portfolio                  currency Portfolio
                              hedge contracts       $ 6,137,515   hedge contracts      $        --
Credit Default Swaps          Net unrealized                      Net unrealized
                              gain on credit                      loss on credit
                              default swap                        default swap
                              contracts             $ 1,998,175   contracts            $        --
Interest Rate Futures*        Net unrealized                      Net unrealized
                              appreciation on                     depreciation on
                              futures contracts     $        --   futures contracts    $ 4,291,750
---------------------------------------------------------------------------------------------------
 Total                                              $ 8,135,690                        $ 4,291,750
---------------------------------------------------------------------------------------------------

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

128 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2013 was as follows:

----------------------------------------------------------------------------------------------
Derivatives Not                                                                Change in
Accounted for as                                               Realized Gain   Unrealized
Hedging Instruments                                            (Loss) on       Gain (Loss)
Under Accounting              Location of Gain or (Loss)       Derivatives     on Derivatives
Standards Codification        on Derivatives Recognized        Recognized      Recognized
(ASC) 815                     in Income                        in Income       in Income
----------------------------------------------------------------------------------------------
Interest Rate Futures         Net realized gain (loss) on
                              futures contracts                $(10,418,674)
Interest Rate Futures         Change in net unrealized gain
                              (loss) on futures contracts                      $ 1,515,618
Forward Foreign               Net realized gain (loss) on
 Currency Portfolio           forward foreign currency
 Hedge Contracts              contracts and other assets
                              and liabilities denominated
                              in foreign currencies            $ (4,706,830)
Forward Foreign               Change in unrealized gain
 Currency Portfolio           (loss) on forward foreign
 Hedge Contracts              currency contracts and other
                              assets and liabilities
                              denominated in foreign
                              currencies                                       $ 7,204,062
Credit Default Swaps          Net realized gain (loss) on
                              credit default swaps             $    631,111
Credit Default Swaps          Change in unrealized gain
                              (loss) on credit default swaps                   $ 1,998,174
Forward Foreign               Net realized gain (loss) on
 Currency Settlement          forward foreign currency contracts
 Contracts                    and other assets and liabilities
                              denominated in foreign
                              currencies                       $    (76,642)
Forward Foreign               Change in unrealized gain (loss)
 Currency Settlement          on forward foreign currency
 Contracts                    contracts and other assets
                              and liabilities denominated in
                              foreign currencies                               $    20,915

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 129

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by

130 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and three year periods ended June 30, 2012, and in the first quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 131

The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the Fund's expense ratio was only eight basis points higher than the median expense ratio of the other funds in the Fund's Strategic Insight peer group. The Trustees also compared the expense ratio of the Fund with the funds in the Fund's Morningstar peer group, and noted that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the third quintile relative to its Morningstar category.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with

132 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 133

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                        Vice President
Benjamin M. Friedman                   Mark E. Bradley, Treasurer**
Margaret B.W. Graham                   Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

134 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

                           This page for your notes.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 135

                           This page for your notes.

136 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

                           This page for your notes.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 137

                           This page for your notes.

138 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

                           This page for your notes.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13 139

                           This page for your notes.

140 Pioneer Strategic Income Fund | Semiannual Report | 3/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19207-07-0513


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2013

* Print the name and title of each signing officer under his or her signature.